UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5696
                                   ------------


                            AXP GLOBAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 50606 Ameriprise Financial Center, Minneapolis, Minnesota           55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------
Date of fiscal year end:     10/31
                         --------------

Date of reporting period:    10/31
                         --------------

ANNUAL REPORT                                 [RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
EMERGING MARKETS FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2005

> RIVERSOURCE EMERGING MARKETS FUND (FORMERLY AXP(R) THREADNEEDLE EMERGING MARKETS FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers
   with Portfolio Management                                                   5
The Fund's Long-term Performance                                              10
Investments in Securities                                                     12
Financial Statements (Portfolio)                                              16
Notes to Financial Statements (Portfolio)                                     19
Report of Independent Registered
   Public Accounting Firm (Portfolio)                                         23
Financial Statements (Fund)                                                   24
Notes to Financial Statements (Fund)                                          27
Report of Independent Registered
   Public Accounting Firm (Fund)                                              37
Federal Income Tax Information                                                38
Fund Expenses Example                                                         39
Board Members and Officers                                                    41
Approval of Investment Management
   Services Agreement                                                         44
Proxy Voting                                                                  48

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS    SINCE   YEARS IN INDUSTRY
Julian Thompson        1/00          13
Jules Mort            10/03           8

FUND OBJECTIVE

For investors seeking long-term growth of capital

Inception dates by class
A: 11/13/96 B: 11/13/96 C: 6/26/00 I: 3/4/04 Y: 11/13/96

Ticker symbols by class
A: IDEAX   B: IEMBX   C: --   I: --   Y: --

Total net assets                 $393.2 million

Number of holdings                           79

STYLE MATRIX

                          STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           /X/          / /
MEDIUM       / /           / /          / /
SMALL        / /           / /          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

South Korea                          18.2%
Brazil                               14.5%
South Africa                         11.0%
Mexico                               10.0%
Taiwan                                8.8%
Russia                                7.0%
China                                 5.0%
India                                 4.3%
Thailand                              2.9%
Hungary                               2.8%
Cash & Short-Term Securities          2.7%
Israel                                2.7%
Hong Kong                             2.1%
Turkey                                1.8%
Czechoslovakia Federated Republic     1.7%
Egypt                                 1.5%
Argentina                             1.0%
Other*                                2.0%

* Includes Finland, Indonesia, and Netherlands.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Samsung Electronics (South Korea)     6.5%
Petroleo Brasileiro ADR (Brazil)      3.9
Cia Vale do Rio Doce ADR (Brazil)     3.8
LUKOIL ADR (Russia)                   3.6
Kookmin Bank (South Korea)            3.2
America Movil ADR Series L (Mexico)   2.9
Taiwan Semiconductor Mfg (Taiwan)     2.7
CNOOC (China)                         2.2
Grupo Televisa ADR (Mexico)           1.9
ABSA Group (South Africa)             1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

The Fund primarily invests in large-capitalization companies but may invest a small portion in small- and mid-capitalization companies. Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARION
FOR THE YEAR ENDED OCT. 31, 2005

RiverSource Emerging Markets Fund Class A
(excluding sales charge)                         +31.83%
Morgan Stanley Capital International(R) (MSCI)
Emerging Markets Index (unmanaged)               +34.34%
Lipper Emerging Markets Funds Index              +32.97%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  CLASS A                 CLASS B                  CLASS C            CLASS I    CLASS Y
                                (11/13/96)               (11/13/96)                (6/26/00)           (3/4/04)  (11/13/96)
                                                                  AFTER                     AFTER
(INCEPTION DATES)          NAV(1)       POP(2)       NAV(1)      CDSC(3)       NAV(1)      CDSC(4)       NAV(5)    NAV(6)
AT OCT. 31, 2005
1 year                    +31.83%      +24.24%      +30.59%      +25.59%      +30.54%      +29.54%      +32.32%   +31.87%
3 years                   +27.83%      +25.34%      +26.79%      +25.96%      +26.82%      +26.82%         N/A    +28.04%
5 years                   +11.68%      +10.37%      +10.82%      +10.56%      +10.85%      +10.85%         N/A    +11.92%
Since inception            +6.25%       +5.55%       +5.42%       +5.42%       +6.33%       +6.33%      +16.40%    +6.44%

AT SEPT. 30, 2005
1 year                    +45.36%      +37.00%      +44.19%      +39.19%      +44.35%      +43.35%      +45.94%   +45.64%
3 years                   +32.86%      +30.27%      +31.81%      +31.04%      +31.83%      +31.83%         N/A    +33.18%
5 years                   +11.82%      +10.51%      +10.96%      +10.69%      +11.03%      +11.03%         N/A    +12.07%
Since inception            +7.11%       +6.40%       +6.29%       +6.29%       +7.83%       +7.83%      +22.38%    +7.32%

(1)  EXCLUDING SALES CHARGE.

(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.

(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.

(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.

(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.

(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

BELOW, RIVERSOURCE EMERGING MARKETS FUND PORTFOLIO MANAGERS JULIAN THOMPSON AND JULES MORT OF THREADNEEDLE INTERNATIONAL LIMITED (THREADNEEEDLE) DISCUSS THE FUND'S RESULTS AND POSITIONING FOR THE 12 MONTHS ENDED OCT. 31, 2005.

THREADNEEDLE, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC., ACTS AS THE SUBADVISER TO THE FUND.

Q: HOW DID RIVERSOURCE EMERGING MARKETS FUND PERFORM FOR THE FISCAL YEAR ENDED OCT. 31, 2005?

A: The Fund returned 31.83% (Class A shares excluding sales charge) for the 12-month period. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index), returned 34.34% over the same period. The Fund's peer group, the Lipper Emerging Markets Funds Index, returned 32.97% for the year.

Q:   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

     Asset allocation was the main driver of performance. Latin America was up more than 61%, Europe, the Middle East and Africa (EMEA) rose more than 39% and Asia was up more than 23% over the course of the 12-month reporting period. The Fund consistently held a greater exposure to Latin America than did the MSCI Index, and because Latin America clearly outperformed other regions, our larger position relative to the MSCI Index's position was a very positive contributor to performance. Also throughout the year, we had more exposure to EMEA and significantly less exposure to Asia compared to the MSCI Index.

     At the country level, our largest position above that of the MSCI Index was Mexico, up nearly 53% (in U.S. dollar terms) over the course of the year. We also maintained a consistently larger position than did the MSCI Index in Brazil, which was up approximately 76%. Outside of the Latin American region, we were very positive on Russia throughout the period, which rose nearly 39%. Although South Korea performed very well, up more than 46%, the Fund had a smaller position there than did the MSCI Index, and having a smaller exposure in Korea hurt performance. On the other hand, having lesser positions in China, Taiwan and Malaysia than did the MSCI Index benefited the Fund. China, Taiwan and Malaysia gained approximately 17%, 4% and 8% respectively and proved to be disappointing compared to other countries' developing markets over the year.

     Sector weighting impacted performance significantly. By having positions in the energy and utilities sectors that were less than the MSCI Index for much of the year, performance suffered. Energy and utilities were the best performing sectors, with energy up nearly 54% and utilities up more than 37% over the 12-month period. We missed much of that run up.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- THE RESULT OF FALLING INTEREST RATES IS INCREASED ACCESS TO CONSUMER CREDIT, WHICH LEADS US TO FOCUS ON CONSUMER-RELATED SECTORS.

     Stock selection also contributed to performance. Among the note-worthy individual stocks were Banco Bradesco, a Brazilian bank, rising approximately 130% in a year. We added Banco Bradesco in the second half of the period and benefited from some of its substantial gains. Cia Vale do Rio Doce, a Brazilian iron ore producer, is another long-term holding that has done very well this year, rising 70%. On the other hand, some stocks were a drag on performance. The worst performing stocks were in Taiwan's banking sector. The whole sector has suffered from a deterioration in asset quality in unsecured lending. Taishin Financial Holdings and Chinatrust Financial Holding both suffered a sharp sell off. We have subsequently eliminated exposure to these holdings as we anticipate a protracted period of high provisioning expenses. Cathay Financial Holding, an insurance and banking business, also delivered undistinguished performance, although we continue to maintain a holding here as the insurance business is enjoying better business conditions. Check Point Software Technologies, an Israeli company, was a long-term holding in the Fund. The company had disappointing revenue growth and did not deliver on new product expectations. We sold our entire position in Check Point Software Technologies in the second half of the period.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:   WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: Increasing the Fund's energy weighting was perhaps the most significant change. We began the fiscal year with an energy position approximately 5% less than that of the MSCI Index. We ended the year with a position greater than that index, by 1.5%. As discussed above, being "light" on energy early in the year was a drag on performance. Late in the reporting period, we changed our expectations regarding the outlook for oil prices, and became more positive on energy. We raised our exposure to both the energy sector and Asia by buying CNOOC, the Chinese oil company. You may recall that CNOOC tried to purchase California-based energy company Unocal, which led the stock to sell off to what we considered to be a very attractive level. It has subsequently recovered following the failure of its bid.

     In South Africa, we have become increasingly confident that the economic recovery underway is structural rather than cyclical. In other words, we have become more confident that interest rates are likely to stay low and that its currency is not vulnerable in the near term. This has given us confidence to invest more in the domestic economy in South Africa. Our largest holding in South Africa is ABSA Group, which accounts for approximately 30% of the South African mortgage market and was recently acquired by U.K. financial giant, Barclays. The acquisition was very supportive to ABSA Group's stock, which remains listed.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     We took some profits in Latin America and reinvested them elsewhere. Even with this reduction, we remain overweight in Latin America relative to the MSCI Index. We believe Latin America should continue to benefit from falling interest rates in its two major markets, Mexico and Brazil. The result of falling interest rates is increased access to consumer credit, which leads us to focus on consumer-related sectors. Brazilian department store Lojas Renner was among the Fund's greatest contributors to performance late in the period.

     We reduced the Fund's position in Asia late in the reporting period. We have taken a more cautious stance in some countries and have turned our attention to others. For example, in Taiwan, the economic cycle is less advantageous and valuations less appealing than in Korea. For this reason, we have reduced our exposure to Taiwan, via the banking sector as discussed in the answer above.

     South Korea is showing signs of economic recovery in its domestic consumption sector. The Korean market is benefiting from cheap valuations and a lengthening of domestic investors' time horizons. Companies are starting to spend and consumers are also in recovery mode. For these reasons, we raised our exposure to the Korean financial sector and added to the banking sector via stocks such as Kookmin Bank, which is a key beneficiary of improving consumption.

     We have maintained a domestic focus in the Fund for much of the year. We have concentrated on those sectors, which benefit from rising consumer purchasing power, such as consumer staples and financials, which rose 39% and 35%, respectively.

Q:   WHAT IS THE FUND'S TACTICAL VIEW AND STRATEGY FOR THE MONTHS AHEAD?

A: The Fund's strategy remains largely focused on growth companies. We have reduced exposure to more cyclical areas, such as steel, and have little exposure to other basic industries, such as chemicals and paper. Rather, the Fund is focused on domestic sectors, such as consumer discretionary, consumer staples and pharmaceuticals. At the end of the reporting period, the Fund is overweight in the energy sector but underweight in materials, industrials and telecommunication services relative to the MSCI Index.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     The outlook for emerging markets remains strong. Although emerging markets tend to underperform during a U.S. interest-rate tightening cycle, it has not been a normal cycle, so far. Moreover, there are signs that domestic interest rates have peaked in Latin America and will begin to fall from their current high levels. Meanwhile, high commodity prices are likely to continue to support oil-producing economies such as Mexico, Russia and Brazil. Liquidity also remains strong in Asian markets.

     We are encouraged by a continued high level of liquidity in emerging markets despite the slightly stronger dollar since the beginning of the year. We are seeing very strong commodity prices, which are unusual with a strong dollar. These strong prices reflect the extent of demand in commodity-hungry China, while other emerging market countries like Brazil and Mexico that are net exporters of commodities, in particular minerals and crude oil, benefit from that demand. Stronger commodity prices and liquidity factors tend to be very beneficial. Our expectation is that emerging markets should continue to attract strong capital flows over the next few years.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Emerging Markets Fund Class A shares (from 12/1/96 to 10/31/05)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Nov. 13, 1996. MSCI Emerging Markets Index and Lipper peer group data is from Dec. 1, 1996.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                    CLASS A
                               ------------------------------------------------
                                          SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED              INCOME    CAPITAL GAINS   CAPITAL GAINS    TOTAL
Oct. 31, 2005                   $0.03         $--             $--         $0.03
Oct. 31, 2004                    0.06          --              --          0.06
Oct. 31, 2003                      --          --              --            --
Oct. 31, 2002                      --          --              --            --
Oct. 31, 2001                      --          --              --            --

--------------------------------------------------------------------------------
10 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EMERGING MARKETS FUND

                                                12/1/96    10/97    10/98  10/99    10/00   10/01   10/02   10/03    10/04    10/05
RIVERSOURCE EMERGING MARKETS FUND CLASS A
(INCLUDES SALES CHARGE)                         $ 9,425   $10,070  $6,672  $9,687  $9,339  $7,165  $7,766  $10,601  $12,307  $16,224
MSCI(R) EMERGING MARKETS INDEX(1)               $10,000   $ 9,001  $6,212  $8,984  $8,192  $6,270  $6,800  $10,114  $12,076  $16,223
LIPPER EMERGING MARKETS FUNDS INDEX(2)          $10,000   $ 9,402  $6,283  $8,571  $8,204  $6,382  $6,837  $10,144  $12,333  $16,400

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2005

                                                                                                                          SINCE
                                                                         1 YEAR         3 YEARS         5 YEARS        INCEPTION(3)
RIVERSOURCE EMERGING MARKETS FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                                    $12,424         $19,691         $16,378          $16,224
         Average annual total return                                     +24.24%         +25.34%         +10.37%           +5.55%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS INDEX(1)
         Cumulative value of $10,000                                    $13,434         $23,857         $19,801          $16,223
         Average annual total return                                     +34.34%         +33.62%         +14.64%           +5.58%

LIPPER EMERGING MARKETS FUNDS INDEX(2)
         Cumulative value of $10,000                                    $13,297         $23,986         $19,991          $16,400
         Average annual total return                                     +32.97%         +33.86%         +14.86%           +5.70%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Nov. 13, 1996. MSCI Emerging Markets Index and Lipper peer group data is from Dec. 1, 1996.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

EMERGING MARKETS PORTFOLIO

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                         SHARES               VALUE(a)
COMMON STOCKS (94.1%)(c)

ARGENTINA (0.9%)
REAL ESTATE
IRSA Inversiones y Representaciones GDR                          322,792(b)      $ 3,734,703
--------------------------------------------------------------------------------------------

BRAZIL (12.5%)
COMMERCIAL BANKS (1.0%)
UNIBANCO - Uniao de Bancos Brasileiros GDR                        77,736           4,065,593
--------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Banco Nossa Caixa                                                 64,991(b)        1,076,545
--------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Tele Norte Leste Participacoes ADR                               252,296           4,465,639
--------------------------------------------------------------------------------------------

METALS & MINING (3.7%)
Cia Vale do Rio Doce ADR                                         397,209          14,657,012
--------------------------------------------------------------------------------------------

OIL & GAS (4.0%)
Petroleo Brasileiro ADR                                          266,137          15,268,280
--------------------------------------------------------------------------------------------

REAL ESTATE (1.0%)
Cyrela Brazil Realty                                             522,338           4,105,775
--------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.4%)
Lojas Renner                                                     213,462(b)        5,687,770
--------------------------------------------------------------------------------------------

CHINA (5.0%)
INSURANCE (1.2%)
China Life Insurance Cl H                                      6,295,000(b)        4,612,952
--------------------------------------------------------------------------------------------

OIL & GAS (3.8%)
CNOOC                                                         13,338,000           8,770,041
PetroChina Cl H                                                7,962,000           6,106,102
                                                                                 -----------
Total                                                                             14,876,143
--------------------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (1.7%)
PHARMACEUTICALS
Zentiva                                                          147,755           6,537,182
--------------------------------------------------------------------------------------------

EGYPT (1.4%)
COMMERCIAL BANKS (0.5%)
Commercial Intl Bank                                             207,475         $ 2,022,069
--------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Orascom Telecom GDR                                               74,111(d)        3,635,145
--------------------------------------------------------------------------------------------

FINLAND (0.6%)
AUTO COMPONENTS
Nokian Renkaat                                                   161,550           2,517,487
--------------------------------------------------------------------------------------------

HONG KONG (2.1%)
MULTILINE RETAIL (0.8%)
Lifestyle Intl Holdings                                        2,135,500           3,087,319
--------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Esprit Holdings                                                  551,500           3,907,133
Giordano Intl                                                  2,304,000           1,326,014
                                                                                 -----------
Total                                                                              5,233,147
--------------------------------------------------------------------------------------------

HUNGARY (2.8%)
COMMERCIAL BANKS (1.6%)
OTP Bank                                                         176,392           6,379,272
--------------------------------------------------------------------------------------------

OIL & GAS (1.2%)
MOL Magyar Olaj-es Gazipari                                       50,953           4,724,651
--------------------------------------------------------------------------------------------

INDIA (4.3%)
COMMERCIAL BANKS (0.8%)
State Bank of India GDR                                           69,412(d)        2,994,434
--------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Grasim Inds GDR                                                   70,391(d)        1,711,205
--------------------------------------------------------------------------------------------

IT SERVICES (1.2%)
Infosys Technologies                                              86,374           4,847,640
--------------------------------------------------------------------------------------------

TOBACCO (1.1%)
ITC                                                            1,577,274           4,221,306
--------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Bharti Tele-Ventures                                             442,651(b)        3,176,305
--------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

ISSUER                                                         SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

INDONESIA (0.6%)
MACHINERY
United Tractors                                                5,991,135         $ 2,199,196
--------------------------------------------------------------------------------------------

ISRAEL (2.7%)
CHEMICALS (0.7%)
Makhteshin-Agan Inds                                             492,804           2,826,158
--------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
Lipman Electronic Engineering                                    123,593(b)        2,746,236
Orbotech                                                          78,690(b)        1,709,934
                                                                                 -----------
Total                                                                              4,456,170
--------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
Teva Pharmaceutical Inds ADR                                      82,777           3,155,459
--------------------------------------------------------------------------------------------

MEXICO (9.9%)
BEVERAGES (1.2%)
Grupo Modelo Series C                                          1,552,700           4,768,344
--------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.7%)
Grupo Financiero Banorte Cl O                                    333,856           2,847,600
--------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.2%)
CEMEX ADR                                                         93,119           4,848,707
--------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Wal-Mart de Mexico Series V                                    1,003,112           4,884,606
--------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Urbi Desarrollos Urbanos                                         427,100(b)        2,733,377
--------------------------------------------------------------------------------------------

MEDIA (1.9%)
Grupo Televisa ADR                                               103,472           7,563,803
--------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.0%)
America Movil ADR Series L                                       427,567          11,223,634
--------------------------------------------------------------------------------------------

NETHERLANDS (0.8%)
BEVERAGES
Efes Breweries Intl GDR                                           96,869(b),(d)    3,063,966
--------------------------------------------------------------------------------------------

RUSSIA (6.5%)
COMMERCIAL BANKS (0.1%)
Sberbank                                                             295             262,396
--------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Pyaterochka Holding GDR                                          152,748(b),(d)    2,993,861
--------------------------------------------------------------------------------------------

OIL & GAS (4.5%)
LUKOIL ADR                                                       254,834         $14,015,869
Novatek GDR                                                       45,632(d)        1,025,807
Surgutneftegas ADR                                                54,256           2,550,032
                                                                                 -----------
Total                                                                             17,591,708
--------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Mobile Telesystems ADR                                           120,676           4,463,805
--------------------------------------------------------------------------------------------

SOUTH AFRICA (11.0%)
COMMERCIAL BANKS (1.9%)
ABSA Group                                                       559,708           7,422,212
--------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Massmart Holdings                                                544,943           4,211,442
--------------------------------------------------------------------------------------------

METALS & MINING (4.7%)
Anglo American                                                   196,263           5,764,062
Gold Fields                                                      473,877           6,321,928
Impala Platinum Holdings                                          59,331           6,501,118
                                                                                 -----------
Total                                                                             18,587,108
--------------------------------------------------------------------------------------------

OIL & GAS (1.7%)
Sasol                                                            212,304           6,704,003
--------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
MTN Group                                                        825,641           6,145,967
--------------------------------------------------------------------------------------------

SOUTH KOREA (18.0%)
AUTO COMPONENTS (0.7%)
Hankook Tire                                                     229,620           2,767,791
--------------------------------------------------------------------------------------------

AUTOMOBILES (1.6%)
Hyundai Motor                                                     84,011           6,230,011
--------------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.7%)
Kookmin Bank                                                     215,460          12,299,686
Shinhan Financial Group                                          186,180           6,260,936
                                                                                 -----------
Total                                                                             18,560,622
--------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Hyundai Development                                               89,270           3,275,333
--------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
Korea Electric Power                                              88,590           2,897,158
--------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
Shinsegae                                                         16,974           6,116,777
--------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

ISSUER                                                         SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

SOUTH KOREA (CONT.)
MACHINERY (0.8%)
Samsung Heavy Inds                                               234,160        $  3,004,892
--------------------------------------------------------------------------------------------

OIL & GAS (0.7%)
SK                                                                54,000           2,781,422
--------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
Samsung Electronics                                               47,439          25,342,731
--------------------------------------------------------------------------------------------

TAIWAN (8.7%)
COMPUTERS & PERIPHERALS (2.7%)
Acer                                                           2,291,302           4,658,521
Asustek Computer                                               1,356,280           3,563,240
Quanta Computer                                                2,029,000           2,808,911
                                                                                ------------
Total                                                                             11,030,672
--------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
AU Optronics ADR                                                 166,181           2,118,808
Hon Hai Precision Industry                                     1,191,644           5,162,689
                                                                                ------------
Total                                                                              7,281,497
--------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Far Eastern Textile                                              354,280             207,065
--------------------------------------------------------------------------------------------

INSURANCE (0.9%)
Cathay Financial Holding                                       2,043,000           3,599,953
--------------------------------------------------------------------------------------------

REAL ESTATE (0.5%)
Hung Poo Real Estate Development                               3,680,000           1,856,261
--------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Taiwan Semiconductor Mfg                                       6,699,089          10,396,453
--------------------------------------------------------------------------------------------

THAILAND (2.9%)
COMMERCIAL BANKS (2.1%)
Bangkok Bank                                                   1,602,100           4,064,432
Kasikornbank                                                   2,554,600           3,964,713
                                                                                ------------
Total                                                                              8,029,145
--------------------------------------------------------------------------------------------

OIL & GAS (0.8%)
PTT                                                              602,100           3,249,804
--------------------------------------------------------------------------------------------

TURKEY (1.8%)
COMMERCIAL BANKS (1.1%)
Akbank                                                           647,688        $  4,063,857
--------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Arcelik                                                          473,805           2,838,908
--------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $313,461,364)                                                            $370,121,448
--------------------------------------------------------------------------------------------

PREFERRED STOCKS (2.5%)(C)

BRAZIL (1.9%)
Banco Bradesco                                                    93,786        $  4,827,159
Bradespar                                                        104,600           2,740,652
                                                                                ------------
Total                                                                              7,567,811
--------------------------------------------------------------------------------------------

RUSSIA (0.6%)
Transneft                                                          1,337(b)        2,152,570
--------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $8,018,576)                                                              $  9,720,381
--------------------------------------------------------------------------------------------

                                                               AMOUNT
                                             EFFECTIVE       PAYABLE AT
ISSUER                                         YIELD          MATURITY              VALUE(a)
SHORT-TERM SECURITY (2.7%)

COMMERCIAL PAPER
Deutsche Bank
  11-01-05                                       4.04%       $10,600,000        $ 10,598,810
--------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $10,600,000)                                                             $ 10,598,810
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $332,079,940)(e)                                                         $390,440,639
============================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $15,424,418 or 3.9% of net assets.

(e) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $332,530,334 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $66,098,187
      Unrealized depreciation                                       (8,187,882)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $57,910,305
      -------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

EMERGING MARKETS PORTFOLIO

OCT. 31, 2005

ASSETS

Investments in securities, at value (Note 1)
   (identified cost $332,079,940)                                                   $390,440,639
Foreign currency holdings (identified cost $596,648) (Note 1)                            596,551
Dividends and accrued interest receivable                                                249,287
Receivable for investment securities sold                                             11,294,442
-------------------------------------------------------------------------------------------------
Total assets                                                                         402,580,919
-------------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                        251,111
Payable for investment securities purchased                                            8,823,088
Unrealized depreciation on foreign currency contracts held, at value (Note 4)              4,441
Accrued investment management services fee                                                34,748
Other accrued expenses                                                                    90,662
-------------------------------------------------------------------------------------------------
Total liabilities                                                                      9,204,050
-------------------------------------------------------------------------------------------------
Net assets                                                                          $393,376,869
=================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

EMERGING MARKETS PORTFOLIO

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME

Income:
Dividends                                                                     $  9,382,189
Interest                                                                           254,221
   Less foreign taxes withheld                                                  (1,035,508)
-------------------------------------------------------------------------------------------
Total income                                                                     8,600,902
-------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               3,801,760
Compensation of board members                                                       10,376
Custodian fees                                                                     374,120
Audit fees                                                                          26,250
Other                                                                               29,253
-------------------------------------------------------------------------------------------
Total expenses                                                                   4,241,759
   Earnings credits on cash balances (Note 2)                                       (2,460)
-------------------------------------------------------------------------------------------
Total net expenses                                                               4,239,299
-------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                  4,361,603
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                               74,811,876
   Foreign currency transactions                                                  (945,936)
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         73,865,940
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           21,807,865
-------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           95,673,805
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $100,035,408
===========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

EMERGING MARKETS PORTFOLIO

YEAR ENDED OCT. 31,                                                          2005             2004
OPERATIONS

Investment income (loss) -- net                                          $  4,361,603     $  3,059,315
Net realized gain (loss) on investments                                    73,865,940       48,079,058
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      21,807,865       (9,980,094)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           100,035,408       41,158,279
-------------------------------------------------------------------------------------------------------
Proceeds from contributions                                                41,310,899       22,729,634
Fair value of withdrawals                                                 (44,269,538)     (13,403,405)
-------------------------------------------------------------------------------------------------------
Net contributions (withdrawals) from partners                              (2,958,639)       9,326,229
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    97,076,769       50,484,508
Net assets at beginning of year                                           296,300,100      245,815,592
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $393,376,869     $296,300,100
=======================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of emerging markets companies. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the

--------------------------------------------------------------------------------
19 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 1.10% to 1.00% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of RiverSource Emerging Markets Fund to the Lipper Emerging Markets Funds Index. In certain circumstances the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $251,371 for the year ended Oct. 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the portfolio.

During the year ended Oct. 31, 2005, the Portfolio's custodian fees were reduced by $2,460 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $444,624,623 and $438,119,247, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2005, the Portfolio has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                             CURRENCY TO         CURRENCY TO      UNREALIZED       UNREALIZED
EXCHANGE DATE               BE DELIVERED         BE RECEIVED     APPRECIATION     DEPRECIATION
------------------------------------------------------------------------------------------------
Nov. 3, 2005                     799,422         166,000,000         $--             $4,441
                             U.S. Dollar    Hungarian Forint
------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

FISCAL PERIOD ENDED OCT. 31,                                           2005       2004       2003       2002       2001
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average daily net assets(a)                       1.14%      1.14%      1.20%      1.23%      1.20%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.18%      1.12%      1.20%       .63%       .79%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               124%       128%       174%       226%       193%
-------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                       32.42%     17.03%     37.59%      9.39%    (22.59%)
-------------------------------------------------------------------------------------------------------------------------

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT

                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Emerging Markets Portfolio (a series of World Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
23 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE EMERGING MARKETS FUND

OCT. 31, 2005

ASSETS

Investment in Portfolio (Note 1)                                                                $393,232,141
Capital shares receivable                                                                            215,547
--------------------------------------------------------------------------------------------------------------
Total assets                                                                                     393,447,688
--------------------------------------------------------------------------------------------------------------

LIABILITIES

Capital shares payable                                                                                17,087
Accrued distribution fee                                                                              12,130
Accrued service fee                                                                                       20
Accrued transfer agency fee                                                                            6,849
Accrued administrative services fee                                                                    2,540
Other accrued expenses                                                                               255,502
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    294,128
--------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $393,153,560
==============================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                        $    482,856
Additional paid-in capital                                                                       334,891,405
Undistributed net investment income                                                                  485,800
Accumulated net realized gain (loss) (Note 5)                                                     (1,024,120)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                             58,317,619
--------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $393,153,560
==============================================================================================================
Net assets applicable to outstanding shares:    Class A                                         $294,798,922
                                                Class B                                         $ 73,863,781
                                                Class C                                         $  2,661,530
                                                Class I                                         $ 19,381,418
                                                Class Y                                         $  2,447,909
Net asset value per share of outstanding
   capital stock:                               Class A shares                 35,826,550       $       8.23
                                                Class B shares                  9,501,233       $       7.77
                                                Class C shares                    341,553       $       7.79
                                                Class I shares                  2,322,319       $       8.35
                                                Class Y shares                    293,926       $       8.33
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE EMERGING MARKETS FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME

Income:
Dividends                                                                                 $ 9,378,875
Interest                                                                                      254,148
   Less foreign taxes withheld                                                             (1,035,142)
-------------------------------------------------------------------------------------------------------
Total income                                                                                8,597,881
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                           4,237,798
Distribution fee
   Class A                                                                                    615,902
   Class B                                                                                    837,876
   Class C                                                                                     20,597
Transfer agency fee                                                                           764,930
Incremental transfer agency fee
   Class A                                                                                     60,293
   Class B                                                                                     35,819
   Class C                                                                                        874
Service fee -- Class Y                                                                         18,301
Administrative services fees and expenses                                                     351,359
Compensation of board members                                                                  10,251
Printing and postage                                                                          123,485
Registration fees                                                                              59,179
Audit fees                                                                                      8,750
Other                                                                                          11,685
-------------------------------------------------------------------------------------------------------
Total expenses                                                                              7,157,099
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)            (4,107)
-------------------------------------------------------------------------------------------------------
                                                                                            7,152,992
   Earnings credits on cash balances (Note 2)                                                 (10,213)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                          7,142,779
-------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                              1,455,102
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions                                                                   74,784,622
   Foreign currency transactions                                                             (945,652)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    73,838,970
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      21,800,849
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                      95,639,819
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $97,094,921
=======================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE EMERGING MARKETS FUND

YEAR ENDED OCT. 31,                                                                  2005              2004
OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                                                   $  1,455,102      $    620,795
Net realized gain (loss) on investments                                            73,838,970        48,060,876
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              21,800,849        (9,976,656)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    97,094,921        38,705,015
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                        (923,069)       (1,739,711)
      Class B                                                                              --          (347,165)
      Class C                                                                            (588)           (2,977)
      Class I                                                                        (128,053)               --
      Class Y                                                                         (98,442)         (233,251)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                                (1,150,152)       (2,323,104)
-----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Proceeds from sales
   Class A shares (Note 2)                                                         97,558,207        51,336,374
   Class B shares                                                                  21,386,977        13,065,540
   Class C shares                                                                   1,561,783           710,046
   Class I shares                                                                  18,475,923        12,072,940
   Class Y shares                                                                   3,414,988         3,109,037
Reinvestment of distributions at net asset value
   Class A shares                                                                     913,364         1,721,050
   Class B shares                                                                          --           343,304
   Class C shares                                                                         561             2,764
   Class I shares                                                                     127,968                --
   Class Y shares                                                                      98,442           233,251
Payments for redemptions
   Class A shares                                                                 (56,764,158)      (41,601,391)
   Class B shares (Note 2)                                                        (42,751,811)      (21,634,907)
   Class C shares (Note 2)                                                           (601,925)         (205,777)
   Class I shares                                                                 (16,210,992)           (2,074)
   Class Y shares                                                                 (25,688,414)       (5,555,746)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                   1,520,913        13,594,411
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            97,465,682        49,976,322
Net assets at beginning of year                                                   295,687,878       245,711,556
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                        $393,153,560      $295,687,878
=================================================================================================================
Undistributed net investment income                                              $    485,800      $    874,641
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE EMERGING MARKETS FUND
(FORMERLY AXP THREADNEEDLE EMERGING MARKETS FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 4.93% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

INVESTMENT IN EMERGING MARKETS PORTFOLIO

The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of emerging markets companies.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2005 was 99.96%.

The Fund's Board approved the withdrawal of the Fund's assets from the Portfolio. As of Nov. 8, 2005, the Fund invests directly in and manages its own portfolio of securities rather than investing in the Portfolio.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market

--------------------------------------------------------------------------------
27 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $693,791 and accumulated net realized loss has been decreased by $693,791.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                          2005        2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                      $923,069   $1,739,711
      Long-term capital gain                                     --           --

CLASS B
Distributions paid from:
      Ordinary income                                            --      347,165
      Long-term capital gain                                     --           --

CLASS C
Distributions paid from:
      Ordinary income                                           588        2,977
      Long-term capital gain                                     --           --

CLASS I*
Distributions paid from:
      Ordinary income                                       128,053           --
      Long-term capital gain                                     --           --

CLASS Y
Distributions paid from:
      Ordinary income                                        98,442      233,251
      Long-term capital gain                                     --           --

* Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $   810,704
Accumulated long-term gain (loss)                                    $  (898,826)
Unrealized appreciation (depreciation)                               $57,867,421

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.10% to 0.05% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the portfolio.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50

- Class B $20.50

- Class C $20.00

- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $730,166 for Class A, $68,163 for Class B and $661 for Class C for the year ended Oct. 31, 2005.

For the year ended Oct. 31, 2005, the Investment Manager and its affiliates waived certain fund level fees and expenses amounting to $4,107, which had an insignificant impact on the expense ratios. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Oct. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment will not exceed 1.99% for Class A, 2.75% for Class B, 2.75% for Class C, 1.47% for Class I and 1.82% for Class Y of the Funds average daily net assets.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

During the year ended Oct. 31, 2005, the Fund's transfer agency fees were reduced by $10,213 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              YEAR ENDED OCT. 31, 2005
                                             CLASS A      CLASS B       CLASS C     CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------
Sold                                       12,930,006    3,046,847      222,252    2,524,461      464,075
Issued for reinvested distributions           132,757           --           85       18,413       14,164
Redeemed                                   (7,595,815)  (5,861,794)     (83,855)  (2,219,970)  (3,022,821)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     5,466,948   (2,814,947)     138,482      322,904   (2,544,582)
----------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED OCT. 31, 2004
                                             CLASS A      CLASS B       CLASS C     CLASS I*      CLASS Y
----------------------------------------------------------------------------------------------------------
Sold                                        8,624,819    2,280,081      122,428    1,999,746      521,530
Issued for reinvested distributions           308,432       64,531          518           --       41,430
Redeemed                                   (7,033,449)  (3,919,054)     (37,461)        (331)    (917,351)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     1,899,802   (1,574,442)      85,485    1,999,415     (354,391)
----------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $898,826 at Oct. 31, 2005, that if not offset by capital gains will expire in 2009. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                          2005       2004       2003     2002        2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.27     $ 5.46     $ 4.00    $3.69     $  4.81
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04        .03        .02     (.01)         --
Net gains (losses) (both realized and unrealized)                     1.95        .84       1.44      .32       (1.12)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.99        .87       1.46      .31       (1.12)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)      (.06)        --       --          --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.23     $ 6.27     $ 5.46    $4.00     $  3.69
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $  295     $  191     $  155    $ 132     $   143
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.79%      1.83%      2.02%    2.05%       2.02%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .54%       .41%       .39%    (.19%)      (.02%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              124%       128%       174%     226%        193%
---------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      31.83%     16.09%     36.50%    8.40%     (23.28%)
---------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                          2005       2004       2003     2002        2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 5.95     $ 5.19     $ 3.83    $3.56     $  4.67
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)      (.02)      (.02)    (.04)       (.04)
Net gains (losses) (both realized and unrealized)                     1.83        .81       1.38      .31       (1.07)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.82        .79       1.36      .27       (1.11)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --       (.03)        --       --          --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.77     $ 5.95     $ 5.19    $3.83     $  3.56
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   74     $   73     $   72    $  65     $    73
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.55%      2.59%      2.80%    2.83%       2.79%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.24%)     (.32%)     (.39%)   (.95%)      (.80%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              124%       128%       174%     226%        193%
---------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      30.59%     15.18%     35.51%    7.58%     (23.77%)
---------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                          2005       2004       2003       2002        2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 5.97     $ 5.20     $ 3.84     $ 3.56     $  4.68
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --       (.01)      (.02)      (.03)       (.04)
Net gains (losses) (both realized and unrealized)                     1.82        .81       1.38        .31       (1.08)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.82        .80       1.36        .28       (1.12)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --       (.03)        --         --          --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.79     $ 5.97     $ 5.20     $ 3.84     $  3.56
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $    3     $    1     $    1     $    1     $    --
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.56%      2.60%      2.80%      2.85%       2.79%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.19%)     (.34%)     (.41%)    (1.13%)      (.63%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              124%       128%       174%       226%        193%
-------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      30.54%     15.37%     35.42%      7.87%     (23.93%)
-------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                          2005       2004(b)
-------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.36     $ 6.54
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .06        .01
Net gains (losses) (both realized and unrealized)                     1.98       (.19)
--------------------------------------------------------------------------------------
Total from investment operations                                      2.04       (.18)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.05)        --
-------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.35     $ 6.36
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   19     $   13
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.30%      1.35%(d)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .97%       .79%(d)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              124%       128%
-------------------------------------------------------------------------------------
Total return(e)                                                      32.32%     (2.75%)(f)
-------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                          2005       2004       2003      2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.35     $ 5.52     $ 4.04    $3.72     $  4.83
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .05        .04        .03       --         .01
Net gains (losses) (both realized and unrealized)                     1.97        .86       1.45      .32       (1.12)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.02        .90       1.48      .32       (1.11)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.04)      (.07)        --       --          --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 8.33     $ 6.35     $ 5.52    $4.04     $  3.72
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $    2     $   18     $   18    $  --     $    --
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.59%      1.65%      1.87%    1.59%       1.84%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .81%       .61%       .54%     .19%        .21%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              124%       128%       174%     226%        193%
---------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      31.87%     16.50%     36.63%    8.60%     (22.98%)
---------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Emerging Markets Fund (a series of AXP Global Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
37 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE EMERGING MARKETS FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                         100%
      Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 20, 2004                                                      $0.02974

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                         100%
      Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 20, 2004                                                      $0.00269

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                         100%
      Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 20, 2004                                                      $0.05454

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                         100%
      Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                      PER SHARE
Dec. 20, 2004                                                      $0.03646

--------------------------------------------------------------------------------
38 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

                                               BEGINNING        ENDING         EXPENSES      ANNUALIZED
                                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     EXPENSE
                                              MAY 1, 2005    OCT. 31, 2005   THE PERIOD(a)     RATIO
Class A
  Actual(b)                                     $1,000         $1,170.70       $ 9.96(c)       1.81%
  Hypothetical (5% return before expenses)      $1,000         $1,016.17       $ 9.25(c)       1.81%

Class B
  Actual(b)                                     $1,000         $1,164.90       $14.10(c)       2.57%
  Hypothetical (5% return before expenses)      $1,000         $1,012.37       $13.11(c)       2.57%

Class C
  Actual(b)                                     $1,000         $1,164.40       $14.15(c)       2.58%
  Hypothetical (5% return before expenses)      $1,000         $1,012.27       $13.16(c)       2.58%

Class I
  Actual(b)                                     $1,000         $1,174.40       $ 7.22(c)       1.31%
  Hypothetical (5% return before expenses)      $1,000         $1,018.70       $ 6.70(c)       1.31%

Class Y
  Actual(b)                                     $1,000         $1,171.60       $ 8.70(c)       1.58%
  Hypothetical (5% return before expenses)      $1,000         $1,017.38       $ 8.08(c)       1.58%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Oct. 31, 2005: +17.07% for Class A, +16.49% for Class B, +16.44% for Class C, +17.44% for Class I and +17.16% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses before giving effect to any performance incentive adjustment, will not exceed 1.99% for Class A; 2.75% for Class B; 2.75% for Class C; 1.47% for Class I; and 1.82% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $9.85 for Class A, $13.99 for Class B, $14.04 for Class C, $7.11 for Class I and $8.59 for Class Y; the hypothetical expenses paid would have been $9.15 for Class A, $13.00 for Class B, $13.06 for Class C, $6.60 for Class I and $7.98 for Class Y.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
Arne H. Carlson                      Board member        Chair, Board Services
901 S. Marquette Ave.                since 1999          Corporation (provides
Minneapolis, MN 55402                                    administrative services
Age 71                                                   to boards); former
                                                         Governor of Minnesota

Philip J. Carroll, Jr.*              Board member        Retired Chairman and CEO,   Scottish Power PLC,
901 S. Marquette Ave.                since 2002          Fluor Corporation           Vulcan Materials Company,
Minneapolis, MN 55402                                    (engineering and            Inc. (construction
Age 67                                                   construction)               materials/chemicals)

Patricia M. Flynn                    Board member        Trustee Professor of
901 S. Marquette Ave.                since 2004          Economics and Management,
Minneapolis, MN 55402                                    Bentley College; former
Age 54                                                   Dean, McCallum Graduate
                                                         School of Business,
                                                         Bentley College

Anne P. Jones                        Board member        Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                      Board member        Former Managing Director,   American Progressive
901 S. Marquette Ave.                since 2005          Shikiar Asset Management    Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.                Board member        President Emeritus and      Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002          Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                    Carleton College            systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
Catherine James Paglia               Board member        Director, Enterprise        Strategic Distribution,
901 S. Marquette Ave.                since 2004          Asset Management, Inc.      Inc. (transportation,
Minneapolis, MN 55402                                    (private real estate and    distribution and
Age 53                                                   asset management company)   logistics consultants)

Alan K. Simpson                      Board member        Former three-term United
1201 Sunshine Ave.                   since 1997          States Senator for
Cody, WY 82414                                           Wyoming
Age 74

Alison Taunton-Rigby                 Board member        Chief Executive Officer,    Hybridon, Inc.
901 S. Marquette Ave.                since 2002          RiboNovix, Inc. since       (biotechnology); American
Minneapolis, MN 55402                                    2003 (biotechnology);       Healthways, Inc. (health
Age 61                                                   former President,           management programs)
                                                         Forester Biotech

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
William F. Truscott                  Board member        President - U.S. Asset
53600 Ameriprise Financial Center    since 2001,         Management and Chief
Minneapolis, MN 55474                Vice President      Investment Officer,
Age 45                               since 2002          Ameriprise Financial,
                                                         Inc. and President,
                                                         Chairman of the Board and
                                                         Chief Investment Officer,
                                                         RiverSource Investments,
                                                         LLC since 2005; Senior
                                                         Vice President - Chief
                                                         Investment Officer,
                                                         Ameriprise Financial,
                                                         Inc. and Chairman of the
                                                         Board and Chief
                                                         Investment Officer,
                                                         RiverSource Investments,
                                                         LLC, 2001-2005; former
                                                         Chief Investment Officer
                                                         and Managing Director,
                                                         Zurich Scudder
                                                         Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND       PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE   DURING PAST FIVE YEARS      DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer           Vice President -
105 Ameriprise Financial Center      since 2002          Investment Accounting,
Minneapolis, MN 55474                                    Ameriprise Financial,
Age 50                                                   Inc., since 2002; Vice
                                                         President - Finance,
                                                         American Express Company,
                                                         2000-2002; Vice President
                                                         - Corporate Controller,
                                                         Ameriprise Financial,
                                                         Inc., 1996-2000

Paula R. Meyer                       President           Senior Vice President -
596 Ameriprise Financial Center      since 2002          Mutual Funds, Ameriprise
Minneapolis, MN 55474                                    Financial, Inc., since
Age 51                                                   2002 and Senior Vice
                                                         President, RiverSource
                                                         Investments, LLC since
                                                         2004; Vice President and
                                                         Managing Director -
                                                         American Express Funds,
                                                         Ameriprise Financial,
                                                         Inc., 2000-2002; Vice
                                                         President, Ameriprise
                                                         Financial, Inc.,
                                                         1998-2000

Leslie L. Ogg                        Vice President,     President of Board
901 S. Marquette Ave.                General Counsel,    Services Corporation
Minneapolis, MN 55402                and Secretary
Age 67                               since 1978

Beth E. Weimer                       Chief Compliance    Vice President and Chief
172 Ameriprise Financial Center      Officer since       Compliance Officer,
Minneapolis, MN 55474                2004                Ameriprise Financial,
Age 52                                                   Inc., since 2001 and
                                                         Chief Compliance Officer,
                                                         RiverSource Investments,
                                                         LLC since 2005; Vice
                                                         President and Chief
                                                         Compliance Officer -
                                                         Asset Management and
                                                         Insurance, Ameriprise
                                                         Financial Services, Inc.,
                                                         since 2001; Partner,
                                                         Arthur Andersen
                                                         Regulatory Risk Services,
                                                         1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
44 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains

--------------------------------------------------------------------------------
46 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
47 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE EMERGING MARKETS FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6354 P (12/05)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
GLOBAL BALANCED FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2005


> RIVERSOURCE GLOBAL BALANCED FUND (FORMERLY AXP(R) THREADNEEDLE GLOBAL BALANCED FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A BALANCE OF GROWTH OF CAPITAL AND CURRENT INCOME.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  5
The Fund's Long-term Performance                                              12
Investments in Securities                                                     14
Financial Statements                                                          21
Notes to Financial Statements                                                 24
Report of Independent Registered Public Accounting Firm                       35
Federal Income Tax Information                                                36
Fund Expenses Example                                                         37
Board Members and Officers                                                    39
Approval of Investment Management Services Agreement                          42
Proxy Voting                                                                  46

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT

                    AT OCT. 31, 2005

PORTFOLIO MANAGERS

EQUITY*

PORTFOLIO MANAGERS      SINCE     YEARS IN INDUSTRY
Alex Lyle               10/03            25
Stephen Thornber        10/03            18

FIXED INCOME**

PORTFOLIO MANAGER       SINCE     YEARS IN INDUSTRY
Nicholas Pifer, CFA     2/03             15

 * This portion of the Fund is managed by a team led by Alex Lyle and Stephen Thornber in London.
** This portion of the Fund is managed by a team led by Nicholas Pifer in Minneapolis.

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 11/13/96       B: 11/13/96       C: 6/26/00       Y: 11/13/96

Ticker symbols by class
A: IDGAX          B: IGBBX          C: --            Y: AGBYX

Total net assets                                  $122.3 million
Number of holdings                                           185

[CHART]

STYLE MATRIX

EQUITIES

                         STYLE
SIZE        VALUE         BLEND       GROWTH
LARGE        / /           /X/          / /
MEDIUM       / /           / /          / /
SMALL        / /           / /          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

STYLE MATRIX (CONTINUED)

BONDS

                      DURATION
QUALITY     SHORT        INT.         LONG
HIGH         / /         / /           /X/
MEDIUM       / /         / /           /X/
LOW          / /         / /           / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Hellenic Republic (Greece)
   2.75% 2006                                    2.0%
Microsoft (United States)                        1.4
Citigroup (United States)                        1.4
Govt of Japan (Japan)
   1.70% 2009                                    1.2
Oesterreichische Kontrollbank (Austria)
   1.80% 2010                                    1.2
Roche Holding (Switzerland)                      1.2
Johnson & Johnson (United States)                1.2
Govt of Canada (Canada)
   4.25% 2008                                    1.2
Samsung Electronics (South Korea)                1.1
Mitsubishi UFJ Financial Group (Japan)           1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource Global Balanced Fund Class A (excluding sales charge) +13.82%
Morgan Stanley Capital International (MSCI)
All Country World Index (unmanaged)                               +14.87%
Citigroup World Government Bond Index (unmanaged)                  -1.76%
Lipper Global Flexible Funds Index                                +11.33%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                           CLASS A             CLASS B                CLASS C               CLASS Y
                         (11/13/96)           (11/13/96)             (6/26/00)             (11/13/96)
(INCEPTION DATES)      NAV(1)  POP(2)    NAV(1)  AFTER CDSC(3)   NAV(1)   AFTER CDSC(4)      NAV(5)
AT OCT. 31, 2005

1 year                +13.82%   +7.28%   +12.97%    +7.97%       +12.86%     +11.86%        +14.00%
3 years               +14.09%  +11.86%   +13.21%   +12.16%       +13.21%     +13.21%        +14.33%
5 years                +1.31%   +0.11%    +0.53%    +0.17%        +0.51%      +0.51%         +1.47%
Since inception        +4.80%   +4.11%    +4.00%    +4.00%        -0.61%      -0.61%         +5.00%

AT SEPT. 30, 2005

1 year                +19.95%  +13.05%   +19.18%   +14.18%       +19.06%     +18.06%        +20.34%
3 years               +16.61%  +14.33%   +15.65%   +14.65%       +15.74%     +15.74%        +16.84%
5 years                +1.25%   +0.06%    +0.48%    +0.11%        +0.46%      +0.46%         +1.42%
Since inception        +5.15%   +4.45%    +4.35%    +4.35%        -0.09%      -0.09%         +5.35%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, RIVERSOURCE GLOBAL BALANCED FUND'S PORTFOLIO MANAGEMENT TEAM, ALEX LYLE AND STEPHEN THORNBER OF THREADNEEDLE INTERNATIONAL LIMITED (THREADNEEDLE), DISCUSS THE FUND'S POSITIONING AND RESULTS FOR FISCAL YEAR 2005. THREADNEEDLE, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC., ACTS AS THE SUBADVISER TO THE FUND. ALEX LYLE MANAGES ASSET ALLOCATION. STEVE THORNBER MANAGES THE PORTION OF THE FUND ALLOCATED TO EQUITY SECURITIES. NICHOLAS PIFER OF RIVERSOURCE INVESTMENTS, LLC LEADS THE TEAM THAT MANAGES THE PORTION OF THE FUND ALLOCATED TO DEBT SECURITIES. SHAREHOLDERS WILL BE ASKED TO APPROVE A MERGER OF THE FUND INTO RIVERSOURCE BALANCED FUND AT A SHAREHOLDER MEETING ON FEB. 15, 2006. THIS APPROVAL IS NOT GUARANTEED.

Q:   HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: RiverSource Global Balanced Fund's Class A shares gained 13.82% (excluding sales charge) for the 12 months ended October 31, 2005. This underperformed the all-equity MSCI All Country World Index, the Fund's benchmark index, which advanced 14.87% for the period. The Fund outperformed the Citigroup World Government Bond Index (Citigroup World Index), the Fund's benchmark index for the fixed income portion of the Fund, which fell 1.76% for the annual period. The Fund outperformed the Lipper Global Flexible Funds Index, representing the Fund's peer group, which rose 11.33%.

Q:   WHAT WAS THE ASSET ALLOCATION?

A: At Oct. 31, 2005, the Fund was composed of 69.1% global equities, 29.9% global bonds and 1.0% cash. The equity allocation was split between U.S. stocks (41.1%) and foreign stocks (58.9%). Within the bond allocation, the largest position was foreign government obligations.

Q:   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED EQUITY PERFORMANCE?

A: Within the equity portion of the Fund, country allocation and stock selection proved most effective during the annual period. Sector allocation produced more mixed results.

COUNTRY ALLOCATION

     The Fund's significant allocations to Japan, Asia and Latin America and its exposure to the U.S., which was less than the MSCI Index, had a positive effect on the Fund's relative results. Each of these international equity markets notably outperformed the U.S. equity market for the fiscal year.

     On an individual security basis, Asian property companies, such as Hong Kong's New World Development and South Korea's Hyundai Development, and Japanese financials, such as recently merged bank Mitsubishi UFJ Financial Group and insurance firm T&D Holdings, were among the strongest performers for the Fund during the annual period.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> THE FUND'S SIGNIFICANT ALLOCATIONS TO JAPAN, ASIA AND LATIN AMERICA AND ITS MODEST EXPOSURE TO THE U.S. HAD A POSITIVE EFFECT ON THE FUND'S RELATIVE RESULTS.

     -- STEPHEN THORNBER

     Within technology, the Fund's modest position in semiconductors and hardware and its emphasis on software proved beneficial to relative results, with the U.S.' Google and Adobe Systems among the winners in this sector.

     In health care, a focus on healthcare equipment and biotechnology firms over the large pharmaceuticals benefited the Fund over the annual period, as large pharmaceuticals as a group struggled with pricing concerns, patent challenges and lackluster growth prospects. Switzerland's Nobel Biocare Holding and the U.S.' Amgen and ViroPharma were among the outstanding performers within this sector. The one large pharmaceutical position the Fund did own, Switzerland's Roche Holding, was a strong performer as well.

     Within energy, we emphasized refiners and small exploration and production companies and focused less on the major oil companies, another strategy that worked well for the Fund during the fiscal year. Canada's EnCana and the U.S.' EOG Resources and Valero Energy performed particularly well.

     Of course, there were disappointments as well. Israeli Internet security firm Check Point Software Technologies, U.S. retailer Dillard's, and U.S. industrial firm Ingersoll-Rand each detracted from relative results, and we sold the Fund's positions in each of these stocks during the fiscal year. Fund performance was also hurt by its holdings in U.K. supermarket Tesco

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS AT OCT. 31, 2005

United States                 34.7%
Japan                         13.9%
Germany                        7.4%
United Kingdom                 6.5%
France                         5.0%
Greece                         4.5%
Italy                          4.5%
Switzerland                    4.0%
Canada                         2.8%
South Korea                    2.7%
Hong Kong                      1.9%
Netherlands                    1.4%
Austria                        1.2%
Cash & Short-Term Securities   1.0%
Other*                         8.5%

* Includes Australia, Belgium, Brazil, Czechoslovakia Federated Republic, Denmark, India, Ireland, Mexico, Norway, Peru, Poland, Russia, Singapore, South Africa, Spain, Supra-National, Sweden and Taiwan.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     and U.S. specialty retailer Home Depot. However, we continued to hold these stocks, as we continue to believe these companies maintain leadership status within their industries.

SECTOR POSITIONING

     From an equity sector perspective, the Fund benefited most from its significant exposure to energy. The Fund's below-MSCI Index allocations to the lagging consumer discretionary and industrials sectors also helped performance compared to the Index. A sizable position in materials helped the Fund, particularly during the first half of the fiscal year, though the benefit was moderated somewhat by our reduction of this allocation during the second half of the period.

     Detracting from the Fund's relative results was significant exposure to health care and technology, although, as indicated above, this was partially offset by effective stock selection within both of these sectors. The Fund's less-than-MSCI Index exposure to the strongly performing utilities sector hurt performance as well.

Q:   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FIXED-INCOME PERFORMANCE?

A: Returns within the global fixed income markets were weak across the board during the fiscal year due primarily to the currency effect of a stronger U.S. dollar. On a trade-weighted basis, the U.S. dollar gained 4.6% for the 12 months ended Oct. 31, 2005. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. Another factor that contributed to weak global bond markets were modest returns generated by the bonds themselves, as interest rates rose, particularly in the U.S. On a relative basis to the Citigroup World Index, the Fund benefited most from effective country allocation and currency positioning. Duration management and yield curve positioning helped as well.

[CHART]

ASSET ALLOCATION & SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS AT OCT. 31, 2005

STOCKS 69.1%
Financials                                18.1%
Health Care                                9.8%
Information Technology                     8.5%
Consumer Discretionary                     7.7%
Energy                                     7.0%
Consumer Staples                           5.4%
Industrials                                4.1%
Materials                                  3.8%
Telecommunications Services                3.0%
Utilities                                  1.7%

BONDS 29.9%
Foreign Government                        25.1%
U.S. Government Obligations & Agencies     4.8%

CASH EQUIVALENTS  1.0%
Short-Term Securities

--------------------------------------------------------------------------------
7 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> AS FOR CURRENCY POSITIONING, WE INTEND TO MAINTAIN THE FUND'S MODEST POSITION IN THE U.S. DOLLAR AND TO SEEK TO MAKE TACTICAL ALLOCATION ADJUSTMENTS AS MARKET CONDITIONS WARRANT.

       -- NICHOLAS PIFER

COUNTRY ALLOCATION

     The Fund continued to hold only limited positions in Japanese bonds and U.S. bonds and more substantial exposure to core European bonds. This strategy worked well, as the core European government bond market outperformed both the Japanese government bond market and U.S. Treasury market for the fiscal year in local currency terms.

CURRENCY POSITIONING

     The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies of Canada and Australia. The Fund gradually increased its exposure to the U.S. dollar from a modest to a more sizable position. The Fund maintained its modest exposure to the Japanese yen. For the annual period, the Fund's positioning in the "dollar bloc" currencies had a rather neutral effect, but relative positioning between the yen and euro helped. So, too, did the Fund's increased position in the U.S. dollar, as the U.S. dollar strengthened approximately 8.7% versus the euro, 11.9% versus the Japanese yen, 5.3% versus the British pound and 2.6% versus the Australian dollar. The major exception to this trend was the U.S. dollar's weakening 2.4% versus the Canadian dollar.

DURATION MANAGEMENT

     We maintained the Fund's duration, a principal measure of interest rate risk, approximately half a year shorter than that of the Citigroup World Index throughout the annual period. This stance was based on our view that the U.S. economy, in particular, was growing at an above-trend pace and thus, that the Federal Reserve Board (the Fed) was likely to continue raising the targeted federal funds rate until it is back to more historically normal levels. Our view on U.S. monetary policy proved correct, with the Fed raising the targeted federal funds rate by 200 basis points (2%) during the period. Global bond yields generally declined over the first half of the fiscal year, and so our duration management detracted during this time. However, for the annual period overall, the Fund's short duration positioning helped relative results, adding significant

--------------------------------------------------------------------------------
8 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     value in the last few months of the period as global bond yields finally moved up rather substantially.

YIELD CURVE POSITIONING

     We maintained a yield curve flattening bias on the U.S. bond market and a neutral yield curve positioning bias in most other global bond markets through most of the fiscal year. Indeed, the U.S. Treasury yield curve flattened dramatically over the annual period, meaning short-term rates rose more than long-term rates.

Q:   WHAT CHANGES DID YOU MAKE TO THE FUND?

A: Within the equity portion of the Fund, we decreased the Fund's exposure to Latin America. Following a period of outperformance from this region, we took profits in several holdings, believing that valuations had become less attractive. We probably made this move a bit early, as Latin American equities continued to perform well through the fiscal year. Nevertheless, we redeployed those assets primarily into Japan. Having begun to add to the Fund's Japanese allocation early in the fiscal year, the Fund participated fully when this strategy finally paid off during the last four months or so of the fiscal year. The Japanese equity market rallied in response to the nation's election result, as Prime Minister Koizumi is expected to push through several market-friendly reformist policies.

     Within equity sectors, we increased the Fund's positions in energy, shifting away from the major oil companies and toward the refiners and smaller exploration and production companies. We also increased the Fund's holdings in financials, especially in Japan, Asia, the U.K. and continental Europe, as valuations appeared attractive. We also added assets into Asian property stocks. We reduced the Fund's positions in technology and materials.

     Toward the end of the period, we sought to reduce the Fund's overall risk profile and lock in some gains, given the heightened concerns over global economic growth, rising interest rates and inflation pressures. For example, in October, we reduced the Fund's exposure to energy, while still maintaining a significant allocation. Investors had started to price in a slowdown in demand as a result of high prices. Indeed, demand figures were weaker during the month, even though this may have only been a result of an inability to access supplies due to Hurricanes Katrina and Rita-related interruptions. By virtue of equity appreciation, the Fund's exposure to large-cap stocks, i.e. those stocks that had already been in or that had moved into the Top 60 of the MSCI All Country World Index over the annual period, increased. For instance, Fund holdings in this Top 60 included Mitsubishi UFJ Financial Group, BNP Paribas and Google.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     Within the fixed income portion of the Fund, as mentioned, we gradually increased exposure to the U.S. dollar. Also, given the recent run of strong performance by European government bonds, we took some profits there and gradually redeployed those assets into U.S. and Japanese government bonds, while still maintaining modest exposure to each of these markets. Finally, we removed some of the Fund's U.S. yield curve flattening bias, thereby reducing the portfolio's sensitivity to changes in interest rates. We maintained the Fund's duration shorter than that of the Citigroup World Index.

Q:   HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: Overall, we maintain a generally positive outlook for the financial markets. Global economic growth remains healthy, though not as robust as in 2004. We are particularly optimistic for ongoing growth in China and Japan, less so for Europe. We intend to keep the Fund's significant exposure to equities in the coming months. Equity valuations appear reasonably attractive, with narrow differentials between value stocks and growth stocks, both across the global markets and within many markets. While we do not believe this scenario will last long, it gives us the opportunity to compare various sectors and industries across global markets, seeking to identify the very best growth-oriented prospects wherever they may be.

     Given this view, we intend to maintain the Fund's significant equity exposure to Asia and Japan and its more moderate equity exposure to the U.S. and the U.K., although we believe we can continue to find attractive stocks in these markets on a select, opportunistic basis. We also intend to maintain the Fund's more modest exposure to Latin America for the near term, as we believe valuations in the region remain stretched. We continue to expect energy prices to remain strong as demand outstrips supply. We remain positive regarding the energy sector and will likely increase our position when the sector and oil prices stabilize. We also remain concerned about the consumer sectors, especially in the U.S., the U.K. and core Europe, given the potential impact of rising interest rates and inflation pressures on consumer spending, which, for some time now, has been the driver of economic growth in these regions.

     Within the fixed income portion of the Fund, we intend to lengthen the Fund's duration a bit over the near term given that yields have now risen to the point that we believe bonds are closer to fair value. Thus, we believe it would be prudent to take some profits, especially on the Fund's shorter-term positions.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     At the same time, we think that yields will move still higher, with the Fed likely to continue raising the targeted federal funds rate into the early months of 2006.

     As for currency positioning, we intend to maintain the Fund's modest position in the U.S. dollar and to seek to make tactical allocation adjustments as market conditions warrant. For the time being, cyclical factors affecting the U.S. dollar, such as Fed tightening, appear to be winning the tug-of-war with ongoing structural problems, such as burgeoning current account and trade deficits. We may well re-evaluate this positioning once the Fed completes its tightening cycle, as the structural problems of the U.S. dollar may once again come to the fore. Another factor that may affect the relative strength or weakness of the U.S. dollar in the coming months is the actions of other central banks. Based on its recent comments, it currently appears that the European Central Bank may raise its interest rates in early 2006. This would be its first interest rate hike in more than two years. Also, with Japan's economy improving, the Bank of Japan may look to remove some of its monetary policy accommodation sooner than later. From a country perspective, we continue to favor European bonds. As always, we remain focused on careful security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Balanced Fund Class A shares (from 12/1/96 to 10/31/05)* as compared to the performance of three widely cited performance indices, the MSCI All Country World Index, the Citigroup World Government Bond Index and the Lipper Global Flexible Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Nov. 13, 1996. MSCI All Country World Index, Citigroup World Government Bond Index and Lipper peer group data is from Dec. 1, 1996.

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL BALANCED FUND

                            12/1/96    10/97     10/98     10/99     10/00     10/01    10/02     10/03     10/04     10/05
RiverSource Global Balanced
Fund Class A (includes
sales charge)               $ 9,425   $10,188   $11,310   $13,103   $13,446   $10,672   $ 9,660   $11,294   $12,606   $14,349
Morgan Stanley Capital
International (MSCI) All
Country World Index(1)      $10,000   $11,018   $12,454   $15,694   $15,820   $11,841   $10,234   $12,818   $14,617   $16,790
Citigroup World Government
Bond Index(2)               $10,000   $10,128   $11,399   $11,119   $10,554   $11,492   $12,544   $14,335   $15,871   $15,592
Lipper Global Flexible
Funds Index(3)              $10,000   $11,100   $11,441   $13,557   $14,763   $12,758   $11,906   $14,369   $15,862   $17,659

--------------------------------------------------------------------------------
12 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2005

                                                                                                        SINCE
                                                                           1 YEAR  3 YEARS  5 YEARS  INCEPTION(4)
RIVERSOURCE GLOBAL BALANCED FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                                      $10,728  $13,997  $10,055    $14,349
         Average annual total return                                        +7.28%  +11.86%   +0.11%     +4.11%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX(1)
         Cumulative value of $10,000                                      $11,487  $16,405  $10,615    $16,790
         Average annual total return                                       +14.87%  +17.94%   +1.20%     +5.98%

CITIGROUP WORLD GOVERNMENT BOND INDEX(2)
         Cumulative value of $10,000                                      $ 9,824  $12,430  $14,775    $15,592
         Average annual total return                                        -1.76%   +7.52%   +8.12%     +5.11%

LIPPER GLOBAL FLEXIBLE FUNDS INDEX(3)
         Cumulative value of $10,000                                      $11,133  $14,831  $11,963    $17,659
         Average annual total return                                       +11.33%  +14.04%   +3.65%     +6.59%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Citigroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(3) The Lipper Global Flexible Funds Index includes the 10 largest global flexible (balanced) funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from Nov. 13, 1996. MSCI All Country World Index, Citigroup World Government Bond Index and Lipper peer group data is from Dec. 1, 1996.


DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                    CLASS A
                                   ---------------------------------------------
                                            SHORT-TERM    LONG-TERM
FISCAL YEAR ENDED                  INCOME  CAPITAL GAINS CAPITAL GAINS    TOTAL
Oct. 31, 2005                      $0.16       $  --       $  --          $0.16
Oct. 31, 2004                       0.03          --          --           0.03
Oct. 31, 2003                       0.04          --          --           0.04
Oct. 31, 2002                       0.02          --          --           0.02
Oct. 31, 2001                       0.03        0.22        0.29           0.54

--------------------------------------------------------------------------------
13 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE GLOBAL BALANCED FUND

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                                      SHARES           VALUE(a)
COMMON STOCKS (66.9%)(c)

BRAZIL (0.6%)
METALS & MINING
Cia Vale do Rio Doce ADR                                                     20,816        $  768,110
-----------------------------------------------------------------------------------------------------

CANADA (1.3%)
METALS & MINING (0.4%)
Cameco                                                                        9,100           437,586
-----------------------------------------------------------------------------------------------------

OIL & GAS (0.6%)
EnCana                                                                       15,438           705,887
-----------------------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Canadian Pacific Railway                                                     10,100           415,203
-----------------------------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.3%)
PHARMACEUTICALS
Zentiva GDR                                                                   6,965(b),(d)    308,371
-----------------------------------------------------------------------------------------------------

DENMARK (--%)
INSURANCE
TrygVesta                                                                       988(b)         40,779
-----------------------------------------------------------------------------------------------------

FRANCE (3.1%)
AUTOMOBILES (0.3%)
Renault                                                                       4,727           409,378
-----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
BNP Paribas                                                                   5,377           407,812
-----------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
France Telecom                                                               18,778           488,174
-----------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Schneider Electric                                                            8,215           675,098
-----------------------------------------------------------------------------------------------------

IT SERVICES (0.5%)
Atos Origin                                                                   8,353(b)        573,980
-----------------------------------------------------------------------------------------------------

OIL & GAS (0.4%)
Total                                                                         2,042           513,871
-----------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Sanofi-Aventis                                                                9,137           732,002
-----------------------------------------------------------------------------------------------------

GERMANY (1.7%)
ELECTRIC UTILITIES (0.6%)
E.ON                                                                          7,921        $  717,723
-----------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.5%)
Fresenius Medical Care                                                        7,210           650,954
-----------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Hypo Real Estate Holding                                                     16,001           771,896
-----------------------------------------------------------------------------------------------------

GREECE (0.4%)
CONSTRUCTION MATERIALS
TITAN Cement                                                                 16,000           547,080
-----------------------------------------------------------------------------------------------------

HONG KONG (1.8%)
MULTILINE RETAIL (0.3%)
Lifestyle Intl Holdings                                                     228,000           329,622
-----------------------------------------------------------------------------------------------------

REAL ESTATE (0.7%)
New World Development                                                       503,600           623,296
Sun Hung Kai Properties                                                      25,000           237,282
                                                                                           ----------
Total                                                                                         860,578
-----------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Esprit Holdings                                                             148,000         1,048,514
-----------------------------------------------------------------------------------------------------

INDIA (0.7%)
COMMERCIAL BANKS
State Bank of India GDR                                                      21,100(d)        910,254
-----------------------------------------------------------------------------------------------------

IRELAND (0.4%)
Commercial Banks
Anglo Irish Bank                                                             31,620           431,304
-----------------------------------------------------------------------------------------------------

ITALY (0.3%)
OIL & GAS
Eni                                                                          15,940           426,668
-----------------------------------------------------------------------------------------------------

JAPAN (11.2%)
AUTOMOBILES (0.4%)
Honda Motor                                                                   8,900           495,019
-----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

ISSUER                                                                      SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (CONT.)
CAPITAL MARKETS (1.1%)
Matsui Securities                                                            30,900        $  343,368
Nomura Holdings                                                              33,700           519,925
Tokai Tokyo Securities                                                      130,000           510,147
                                                                                           ----------
Total                                                                                       1,373,440
-----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.0%)
Bank of Yokohama                                                             85,000           692,128
Chiba Bank                                                                   51,000           454,004
Mitsubishi UFJ Financial Group                                                   97         1,219,245
                                                                                           ----------
Total                                                                                       2,365,377
-----------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Nishimatsu Construction                                                     142,000           657,549
-----------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
Aiful                                                                         9,000           673,238
-----------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Hoya                                                                         21,200           742,581
-----------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
Daito Trust Construction                                                     12,900           639,235
Daiwa House Industry                                                         35,000           469,141
GOLDCREST                                                                     7,770           485,700
Sharp                                                                        39,000           535,569
                                                                                           ----------
Total                                                                                       2,129,645
-----------------------------------------------------------------------------------------------------

INSURANCE (1.0%)
Nisshin Fire & Marine Insurance                                              56,000           252,295
T&D Holdings                                                                 15,550           977,933
                                                                                           ----------
Total                                                                                       1,230,228
-----------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
eAccess                                                                         333           206,798
-----------------------------------------------------------------------------------------------------

MACHINERY (1.2%)
AMADA                                                                        93,000           710,551
Komatsu                                                                      60,000           799,550
                                                                                           ----------
Total                                                                                       1,510,101
-----------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.3%)
Canon                                                                         6,200           328,189
-----------------------------------------------------------------------------------------------------

OIL & GAS (0.4%)
Nippon Oil                                                                   54,000           461,195
-----------------------------------------------------------------------------------------------------

REAL ESTATE (0.6%)
Mitsui Fudosan                                                               47,000           769,462
-----------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Kamigumi                                                                     72,000           593,502
-----------------------------------------------------------------------------------------------------

MEXICO (0.5%)
WIRELESS TELECOMMUNICATION SERVICES
America Movil ADR Series L                                                   23,843        $  625,879
-----------------------------------------------------------------------------------------------------

NETHERLANDS (0.8%)
FOOD PRODUCTS (0.4%)
Royal Numico                                                                 12,439(b)        503,798
-----------------------------------------------------------------------------------------------------

MEDIA (0.4%)
VNU                                                                          15,836           503,926
-----------------------------------------------------------------------------------------------------

NORWAY (0.2%)
ENERGY EQUIPMENT & SERVICES
TGS NOPEC Geophysical                                                         5,500(b)        206,882
-----------------------------------------------------------------------------------------------------

PERU (0.4%)
METALS & MINING
Compania de Minas Buenaventura ADR                                           18,344           472,725
-----------------------------------------------------------------------------------------------------

RUSSIA (0.6%)
WIRELESS TELECOMMUNICATION SERVICES
Mobile Telesystems ADR                                                       20,254           749,195
-----------------------------------------------------------------------------------------------------

SINGAPORE (0.5%)
REAL ESTATE
City Developments                                                           121,000           630,898
-----------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
FOOD & STAPLES RETAILING
Massmart Holdings                                                            46,197           357,021
-----------------------------------------------------------------------------------------------------

SOUTH KOREA (2.6%)
CHEMICALS (0.3%)
Hanwha Chemical                                                              35,220           375,668
-----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Shinhan Financial Group                                                      28,210           948,657
-----------------------------------------------------------------------------------------------------

METALS & MINING (0.5%)
POSCO                                                                         2,984           613,038
-----------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Samsung Electronics                                                           2,359         1,260,218
-----------------------------------------------------------------------------------------------------

SPAIN (0.3%)
IT SERVICES
Indra Sistemas                                                               20,562           421,292
-----------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

ISSUER                                                                      SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)

SWEDEN (0.3%)
COMMUNICATIONS EQUIPMENT
Telefonaktiebolaget LM Ericsson Cl B                                        122,557        $  401,679
-----------------------------------------------------------------------------------------------------

SWITZERLAND (3.9%)
BIOTECHNOLOGY (0.3%)
Actelion                                                                      2,784(b)        313,144
-----------------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
UBS                                                                          11,898         1,014,477
-----------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Nestle                                                                        3,052           908,861
-----------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Nobel Biocare Holding                                                         2,554           588,858
-----------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
Novartis                                                                      8,622           463,780
Roche Holding                                                                 9,605         1,435,191
                                                                                           ----------
Total                                                                                       1,898,971
-----------------------------------------------------------------------------------------------------

TAIWAN (0.3%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor Mfg                                                    259,253           402,340
-----------------------------------------------------------------------------------------------------

UNITED KINGDOM (5.1%)
CAPITAL MARKETS (0.5%)
3i Group                                                                     48,312           648,194
-----------------------------------------------------------------------------------------------------

CHEMICALS (0.4%)
BOC Group                                                                    23,244           458,219
-----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Standard Chartered Bank                                                      31,473           660,914
-----------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
British Energy Group                                                         92,496(b)        727,350
-----------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Tesco                                                                       107,556           572,695
-----------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Cadbury Schweppes                                                            84,467           832,336
-----------------------------------------------------------------------------------------------------

MEDIA (0.2%)
Reuters Group                                                                47,715           303,256
-----------------------------------------------------------------------------------------------------

METALS & MINING (0.8%)
BHP Billiton                                                                 59,957           882,257
-----------------------------------------------------------------------------------------------------

OIL & GAS (0.3%)
BP                                                                           38,380        $  425,144
-----------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Vodafone Group                                                              235,785           619,022
-----------------------------------------------------------------------------------------------------

UNITED STATES (29.3%)
BEVERAGES (0.8%)
PepsiCo                                                                      17,362         1,025,747
-----------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.3%)
Amgen                                                                        13,813(b)      1,046,473
ViroPharma                                                                   29,141(b)        558,342
                                                                                           ----------
Total                                                                                       1,604,815
-----------------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.7%)
Bear Stearns Companies                                                        4,462           472,080
E*TRADE Financial                                                            39,221(b)        727,549
Goldman Sachs Group                                                           3,578           452,152
Lehman Brothers Holdings                                                      3,951           472,815
                                                                                           ----------
Total                                                                                       2,124,596
-----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
Bank of America                                                              25,904         1,133,042
US Bancorp                                                                   19,964           590,535
Wachovia                                                                     11,897           601,036
                                                                                           ----------
Total                                                                                       2,324,613
-----------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Cisco Systems                                                                23,081(b)        402,764
-----------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Dell                                                                         17,691(b)        563,989
-----------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Citigroup                                                                    35,586         1,629,127
-----------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Edison Intl                                                                  13,387           585,815
-----------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
CVS                                                                          21,133           515,857
Walgreen                                                                     17,053           774,717
                                                                                           ----------
Total                                                                                       1,290,574
-----------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
St. Jude Medical                                                             15,756(b)        757,391
Thermo Electron                                                              20,072(b)        605,974
Zimmer Holdings                                                               4,986(b)        317,957
                                                                                           ----------
Total                                                                                       1,681,322
-----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

ISSUER                                                                      SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)

UNITED STATES (CONT.)
HEALTH CARE PROVIDERS & SERVICES (1.4%)
CIGNA                                                                         4,957       $   574,368
Laboratory Corp of America Holdings                                           8,039(b)        387,882
WellPoint                                                                     9,510(b)        710,206
                                                                                          -----------
Total                                                                                       1,672,456
-----------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Carnival Unit                                                                11,492           570,808
-----------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
General Electric                                                             19,500           661,245
-----------------------------------------------------------------------------------------------------

INSURANCE (1.5%)
American Intl Group                                                          15,092           977,962
Genworth Financial Cl A                                                      25,244           799,982
                                                                                          -----------
Total                                                                                       1,777,944
-----------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.9%)
Google Cl A                                                                   2,836(b)      1,055,389
-----------------------------------------------------------------------------------------------------

MEDIA (0.9%)
Dex Media                                                                    28,932           780,296
Lamar Advertising Cl A                                                        6,892(b)        307,521
                                                                                          -----------
Total                                                                                       1,087,817
-----------------------------------------------------------------------------------------------------

OIL & GAS (4.7%)
Chevron                                                                       5,064           289,002
EOG Resources                                                                12,303           833,897
Exxon Mobil                                                                  11,868           666,270
Forest Oil                                                                   16,562(b)        723,428
Kerr-McGee                                                                    7,205           612,713
Marathon Oil                                                                  6,500           391,040
Ultra Petroleum                                                              18,244(b)        957,628
Valero Energy                                                                10,651         1,120,912
                                                                                          -----------
Total                                                                                       5,594,890
-----------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.8%)
Abbott Laboratories                                                          13,875           597,319
Johnson & Johnson                                                            23,003         1,440,448
Pfizer                                                                        9,141           198,725
                                                                                          -----------
Total                                                                                       2,236,492
-----------------------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Norfolk Southern                                                             10,068           404,734
-----------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Intel                                                                        21,299           500,527
-----------------------------------------------------------------------------------------------------

SOFTWARE (2.7%)
Adobe Systems                                                                27,345       $   881,876
Autodesk                                                                     15,067           679,974
Microsoft                                                                    67,023         1,722,491
                                                                                          -----------
Total                                                                                       3,284,341
-----------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Home Depot                                                                   29,114         1,194,839
Staples                                                                      19,595           445,394
                                                                                          -----------
Total                                                                                       1,640,233
-----------------------------------------------------------------------------------------------------

TOBACCO (0.7%)
Altria Group                                                                 11,993           900,075
-----------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
American Tower Cl A                                                          48,154(b)      1,148,473
-----------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $68,099,107)                                                                       $81,802,868
-----------------------------------------------------------------------------------------------------

PREFERRED STOCK & OTHER (0.6%)(c)

GERMANY
Porsche                                                                         941       $   678,308
-----------------------------------------------------------------------------------------------------

SINGAPORE
City Development
  Warrants                                                                   12,600(b),(h)     46,871
-----------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK & OTHER
(Cost: $452,886)                                                                          $   725,179
-----------------------------------------------------------------------------------------------------

                                                      COUPON             PRINCIPAL
ISSUER                                                 RATE               AMOUNT             VALUE(a)
BONDS (29.2%)(c)
AUSTRALIA (0.5%)
New South Wales Treasury
  (Australian Dollar)
    03-01-08                                           8.00%                800,000        $  629,605
-----------------------------------------------------------------------------------------------------

AUSTRIA (1.2%)
Oesterreichische Kontrollbank
  (Japanese Yen)
    03-22-10                                           1.80             160,000,000         1,440,938
-----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

                                                          COUPON         PRINCIPAL
ISSUER                                                     RATE           AMOUNT             VALUE(a)
BONDS (CONTINUED)

BELGIUM (0.6%)
Govt of Belgium
  (European Monetary Unit)
   12-24-12                                                8.00%            450,000        $  703,184
-----------------------------------------------------------------------------------------------------

CANADA (1.5%)
Govt of Canada
  (Canadian Dollar)
   09-01-08                                                4.25           1,600,000         1,374,699
Province of British Columbia
  (Canadian Dollar)
   12-01-06                                                5.25             500,000           431,063
                                                                                           ----------
Total                                                                                       1,805,762
-----------------------------------------------------------------------------------------------------

DENMARK (0.2%)
Realkredit Danmark
  (Danish Krone)
   01-01-08                                                4.00           1,720,000           283,063
-----------------------------------------------------------------------------------------------------

FRANCE (1.8%)
French Treasury Note
  (European Monetary Unit)
   07-12-08                                                3.00             300,000           361,569
Govt of France
  (European Monetary Unit)
   04-25-13                                                4.00             500,000           629,579
   10-25-14                                                4.00             930,000         1,169,978
                                                                                           ----------
Total                                                                                       2,161,126
-----------------------------------------------------------------------------------------------------

GERMANY (5.0%)
Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
   09-02-09                                                5.00             850,000(d)      1,084,440
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-05-06                                                6.00             700,000           844,136
   07-04-08                                                4.75             725,000           913,463
   07-04-09                                                4.50              85,000           107,579
   07-04-10                                                5.25             850,000         1,118,869
   06-20-16                                                6.00             434,598           640,043
   07-04-27                                                6.50             400,000           675,393
Rheinische Hypothekenbank
  (European Monetary Unit)
   09-24-08                                                4.25%            550,000           684,454
                                                                                           ----------
Total                                                                                       6,068,377
-----------------------------------------------------------------------------------------------------

GREECE (3.9%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06                                                2.75           2,000,000        $2,401,389
   04-18-08                                                3.50             100,000           121,874
   04-20-09                                                3.50             800,000           976,030
   05-20-13                                                4.60             400,000           517,174
   10-22-22                                                5.90             500,000           749,373
                                                                                           ----------
Total                                                                                       4,765,840
-----------------------------------------------------------------------------------------------------

ITALY (4.0%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   11-01-09                                                4.25             400,000           503,041
   08-01-11                                                5.25             200,000           265,963
   08-01-13                                                4.25             600,000           762,450
   08-01-14                                                4.25             720,000           914,031
   08-01-15                                                3.75             400,000           487,082
   02-01-20                                                4.50             350,000           451,960
   11-01-29                                                5.25             600,000           855,616
   08-01-34                                                5.00             500,000           698,426
                                                                                           ----------
Total                                                                                       4,938,569
-----------------------------------------------------------------------------------------------------

JAPAN (2.5%)
Govt of Japan
  (Japanese Yen)
   03-20-09                                                0.60          45,000,000           387,072
   06-22-09                                                1.40          20,000,000           176,800
   12-21-09                                                1.70         162,000,000         1,449,023
   06-20-13                                                0.50         134,000,000         1,084,743
                                                                                           ----------
Total                                                                                       3,097,638
-----------------------------------------------------------------------------------------------------

NETHERLANDS (0.5%)
Govt of Netherlands
  (European Monetary Unit)
   07-15-12                                                5.00             500,000           664,201
-----------------------------------------------------------------------------------------------------

NORWAY (0.3%)
Govt of Norway
  (Norwegian Krone)
   05-16-11                                                6.00%          2,100,000           360,961
-----------------------------------------------------------------------------------------------------

POLAND (0.2%)
Republic of Poland
  (Polish Zloty)
   03-24-10                                                5.75             655,000           202,030
-----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

                                                     COUPON      PRINCIPAL
ISSUER                                                RATE        AMOUNT                     VALUE(a)
BONDS (CONTINUED)

SPAIN (0.4%)
Govt of Spain
 (European Monetary Unit)
   07-30-09                                           5.15         350,000                $   452,980
-----------------------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.4%)
Intl Bank Reconstruction & Development
 (Japanese Yen)
   02-18-08                                           2.00      55,000,000                    493,044
-----------------------------------------------------------------------------------------------------

SWEDEN (0.2%)
Govt of Sweden
 (Swedish Krona)
   03-15-11                                           5.25       2,000,000                    279,315
-----------------------------------------------------------------------------------------------------

UNITED KINGDOM (1.3%)
Greater Beijing First Expressways
  Sr Nts
   06-15-07                                           9.50         170,000(b),(e),(h)              --
-----------------------------------------------------------------------------------------------------

United Kingdom Treasury
  (British Pound)
   07-12-11                                           9.00         410,000                    895,020
   09-27-13                                           8.00         340,000                    747,799
                                                                                          -----------
Total                                                                                       1,642,819
-----------------------------------------------------------------------------------------------------

UNITED STATES (4.6%)
ConocoPhillips
   03-15-28                                           7.13%     $  200,000                    209,872
Federal Natl Mtge Assn
   07-15-08                                           3.88         700,000                    686,074
   05-15-10                                           4.13         415,000                    403,718
U.S. Treasury
   07-31-06                                           2.75       1,000,000                    988,750
   02-15-07                                           2.25         500,000                    486,699
   02-15-09                                           3.00         500,000                    478,045
   11-15-12                                           4.00         200,000                    193,828
   05-15-15                                           4.13         470,000                    453,550
   08-15-20                                           8.75         500,000                    707,500
   08-15-23                                           6.25         100,000                    116,707
   02-15-26                                           6.00         524,000                    602,395
U.S. Treasury Inflation-Indexed Bond
   01-15-15                                           1.63         370,224(g)                 359,191
                                                                                          -----------
Total                                                                                       5,686,329
-----------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $34,924,562)                                                                       $35,675,781
-----------------------------------------------------------------------------------------------------

                                                                  AMOUNT
                                                  EFFECTIVE     PAYABLE AT
ISSUER                                              YIELD        MATURITY                    VALUE(a)
SHORT-TERM SECURITY (1.0%)
COMMERCIAL PAPER
CRC Funding LLC
   11-01-05                                           4.04%     $1,200,000(f)            $  1,199,865
-----------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $1,200,000)                                                                       $  1,199,865
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $104,676,555)(i)                                                                  $119,403,693
=====================================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $2,303,065 or 1.9% of net assets.

(e)  Negligible market value.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $1,199,865 or 1.0% of net assets.

(g) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2005, is as follows:

                                               ACQUISITION
     SECURITY                                      DATE                            COST
     ----------------------------------------------------------------------------------
     City Development
        Warrants                                     05-04-04                   $    --

     Greater Beijing First Expressways
        9.50% Sr Nts 2007                     06-12-97 thru 09-30-04             51,391

(i) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $105,042,617 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                 $16,554,943
     Unrealized depreciation                                                  (2,193,867)
     -----------------------------------------------------------------------------------
     Net unrealized appreciation                                             $14,361,076
     -----------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE GLOBAL BALANCED FUND

OCT. 31, 2005

ASSETS

Investments in securities, at value (Note 1)
   (identified cost $104,676,555)                                                           $119,403,693
Cash in bank on demand deposit                                                                 2,091,780
Foreign currency holdings (identified cost $608,494) (Note 1)                                    602,713
Capital shares receivable                                                                         66,848
Dividends and accrued interest receivable                                                        531,953
Receivable for investment securities sold                                                        781,605
--------------------------------------------------------------------------------------------------------
Total assets                                                                                 123,478,592
--------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investment securities purchased                                                    1,031,709
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                     11,780
Accrued investment management services fee                                                         7,892
Accrued distribution fee                                                                           3,495
Accrued service fee                                                                                  244
Accrued transfer agency fee                                                                        2,302
Accrued administrative services fee                                                                  799
Other accrued expenses                                                                            73,897
--------------------------------------------------------------------------------------------------------
Total liabilities                                                                              1,132,118
--------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $122,346,474
========================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                    $    211,244
Additional paid-in capital                                                                   139,856,069
Undistributed net investment income                                                            1,474,854
Accumulated net realized gain (loss) (Note 7)                                                (33,904,556)
Unrealized appreciation (depreciation) on investments and on translation of assets and
  liabilities in foreign currencies (Note 5)                                                  14,708,863
--------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $122,346,474
========================================================================================================

Net assets applicable to outstanding shares:             Class A                            $ 66,101,718
                                                         Class B                            $ 24,915,373
                                                         Class C                            $  1,356,124
                                                         Class Y                            $ 29,973,259
Net asset value per share of outstanding capital stock:  Class A shares        11,384,322   $       5.81
                                                         Class B shares         4,366,600   $       5.71
                                                         Class C shares           238,966   $       5.67
                                                         Class Y shares         5,134,527   $       5.84

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE GLOBAL BALANCED FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME

Income:
Dividends                                                                             $ 1,477,346
Interest                                                                                1,321,001
Fee income from securities lending (Note 3)                                                 3,158
   Less foreign taxes withheld                                                           (116,364)
-------------------------------------------------------------------------------------------------
Total income                                                                            2,685,141
-------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        991,484
Distribution fee
   Class A                                                                                157,634
   Class B                                                                                298,401
   Class C                                                                                 12,559
Transfer agency fee                                                                       271,955
Incremental transfer agency fee
   Class A                                                                                 14,258
   Class B                                                                                 11,275
   Class C                                                                                    395
Service fee -- Class Y                                                                     22,226
Administrative services fees and expenses                                                  70,382
Compensation of board members                                                              10,251
Custodian fees                                                                             55,650
Printing and postage                                                                       54,575
Registration fees                                                                          47,829
Audit fees                                                                                 22,000
Other                                                                                       7,362
-------------------------------------------------------------------------------------------------
Total expenses                                                                          2,048,236
   Earnings credits on cash balances (Note 2)                                             (12,524)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                      2,035,712
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                           649,429
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                                      11,463,834
   Foreign currency transactions                                                          206,847
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                11,670,681
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   1,789,225
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                  13,459,906
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $14,109,335
=================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE GLOBAL BALANCED FUND

YEAR ENDED OCT. 31,

                                                                             2005             2004
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                          $    649,429     $    579,391
Net realized gain (loss) on investments                                    11,670,681        5,362,031
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       1,789,225        4,301,031
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            14,109,335       10,242,453
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                              (1,724,303)        (304,857)
      Class B                                                                (582,883)              --
      Class C                                                                 (25,154)              --
      Class Y                                                                (593,206)         (81,770)
------------------------------------------------------------------------------------------------------
Total distributions                                                        (2,925,546)        (386,627)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                 20,391,867       12,342,103
   Class B shares                                                           5,518,877        4,322,699
   Class C shares                                                             877,059          237,249
   Class Y shares                                                          16,574,779        8,838,422
Reinvestment of distributions at net asset value
   Class A shares                                                           1,659,986          293,636
   Class B shares                                                             564,860               --
   Class C shares                                                              24,617               --
   Class Y shares                                                             593,163           81,761
Payments for redemptions
   Class A shares                                                         (18,894,367)     (14,335,235)
   Class B shares (Note 2)                                                (14,168,528)     (10,299,121)
   Class C shares (Note 2)                                                   (444,824)        (164,780)
   Class Y shares                                                          (1,579,209)      (3,905,336)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          11,118,280       (2,588,602)
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    22,302,069        7,267,224
Net assets at beginning of year                                           100,044,405       92,777,181
------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $122,346,474     $100,044,405
======================================================================================================
Undistributed net investment income                                      $  1,474,854     $  1,645,386
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE GLOBAL BALANCED FUND (FORMERLY AXP THREADNEEDLE GLOBAL BALANCED
FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.
-  Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-  Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such

--------------------------------------------------------------------------------
24 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2005 was $46,871 representing 0.04% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations, primarily Canadian dollars and European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,105,585 and accumulated net realized loss has been increased by $2,105,585.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                        2005          2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                   $1,724,303      $304,857
      Long-term capital gain                                    --            --

CLASS B
Distributions paid from:
      Ordinary income                                      582,883            --
      Long-term capital gain                                    --            --

CLASS C
Distributions paid from:
      Ordinary income                                       25,154            --
      Long-term capital gain                                    --            --

CLASS Y
Distributions paid from:
      Ordinary income                                      593,206        81,770
      Long-term capital gain                                    --            --

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                       $  1,829,461
Accumulated long-term gain (loss)                                   $(33,899,972)
Unrealized appreciation (depreciation)                              $ 14,349,672

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.79% to 0.665% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $72,116 for the year ended Oct. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $146,294 for Class A, $25,558 for Class B and $563 for Class C for the year ended Oct. 31, 2005.

During the year ended Oct. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $12,524 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $87,611,644 and $79,163,249, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $3,158 for the year ended Oct. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED OCT. 31, 2005
                                             CLASS A        CLASS B        CLASS C        CLASS Y
---------------------------------------------------------------------------------------------------
Sold                                         3,625,731      1,007,324        161,736      2,936,414
Issued for reinvested distributions            298,858        104,281          4,563        105,851
Redeemed                                    (3,359,404)    (2,558,363)       (80,993)      (276,265)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                        565,185     (1,446,758)        85,306      2,766,000
---------------------------------------------------------------------------------------------------

                                                           YEAR ENDED OCT. 31, 2004
                                             CLASS A        CLASS B        CLASS C        CLASS Y
---------------------------------------------------------------------------------------------------
Sold                                         2,472,726        879,364         48,206      1,747,550
Issued for reinvested distributions             58,294             --             --         16,159
Redeemed                                    (2,866,353)    (2,107,582)       (33,478)      (772,959)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                       (335,333)    (1,228,218)        14,728        990,750
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
29 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           CURRENCY TO             CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED             BE RECEIVED     APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------
Nov. 1, 2005                   242,230                 319,776          $--          $ 3,134
                           U.S. Dollar       Australian Dollar
Nov. 1, 2005                   127,330                 104,790           --            1,750
                           U.S. Dollar  European Monetary Unit
Nov. 3, 2005                    13,600                  24,056           --               15
                         British Pound             U.S. Dollar
Nov. 3, 2005                    34,000                  28,779           --               10
                       Canadian Dollar             U.S. Dollar
Nov. 21, 2005                  835,000                 997,090           --            4,599
                European Monetary Unit             U.S. Dollar
Nov. 22, 2005                1,275,000               1,077,951           --            2,272
                       Canadian Dollar             U.S. Dollar
----------------------------------------------------------------------------------------------
Total                                                                   $--          $11,780
----------------------------------------------------------------------------------------------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

7. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of RiverSource Global Balanced Fund into RiverSource Balanced Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $33,899,972 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

               2009                      2010                       2011
            $20,987,618               $10,684,989                $2,227,365

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                         2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 5.25     $ 4.73     $ 4.08     $ 4.53     $  6.27
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04        .04        .05        .07         .07
Net gains (losses) (both realized and unrealized)                      .68        .51        .64       (.50)      (1.27)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .72        .55        .69       (.43)      (1.20)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.16)      (.03)      (.04)      (.02)       (.03)
Distributions from realized gains                                       --         --         --         --        (.51)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.16)      (.03)      (.04)      (.02)       (.54)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.81     $ 5.25     $ 4.73     $ 4.08     $  4.53
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   66     $   57     $   53     $   54     $    80
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.59%      1.49%      1.60%      1.48%       1.45%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .73%       .83%      1.03%      1.38%       1.18%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               71%        74%        90%        99%        173%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      13.82%     11.62%     16.91%     (9.48%)    (20.63%)
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                         2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 5.15     $ 4.65     $ 4.01     $ 4.47     $  6.21
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --        .01         --        .04         .01
Net gains (losses) (both realized and unrealized)                      .66        .49        .64       (.49)      (1.24)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .66        .50        .64       (.45)      (1.23)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.10)        --         --       (.01)         --
Distributions from realized gains                                       --         --         --         --        (.51)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.10)        --         --       (.01)       (.51)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.71     $ 5.15     $ 4.65     $ 4.01     $  4.47
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   25     $   30     $   33     $   36     $    53
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.35%      2.25%      2.37%      2.25%       2.21%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .01%       .08%       .27%       .61%        .42%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               71%        74%        90%        99%        173%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      12.97%     10.75%     15.96%    (10.19%)    (21.21%)
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                         2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 5.13     $ 4.64     $ 3.99    $  4.46     $  6.21
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --        .01         --        .03         .02
Net gains (losses) (both realized and unrealized)                      .65        .48        .65       (.49)      (1.24)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .65        .49        .65       (.46)      (1.22)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.11)        --         --       (.01)       (.02)
Distributions from realized gains                                       --         --         --         --        (.51)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.11)        --         --       (.01)       (.53)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.67     $ 5.13     $ 4.64    $  3.99     $  4.46
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $    1     $    1     $    1    $     1     $     1
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.35%      2.24%      2.36%      2.24%       2.21%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.05%)      .08%       .26%       .60%        .41%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               71%        74%        90%        99%        173%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      12.86%     10.56%     16.29%    (10.34%)    (21.17%)
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                         2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 5.28     $ 4.76     $ 4.10     $ 4.56     $  6.30
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .05        .05        .07        .07         .08
Net gains (losses) (both realized and unrealized)                      .68        .51        .64       (.50)      (1.28)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .73        .56        .71       (.43)      (1.20)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.17)      (.04)      (.05)      (.03)       (.03)
Distributions from realized gains                                       --         --         --         --        (.51)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.17)      (.04)      (.05)      (.03)       (.54)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.84     $ 5.28     $ 4.76     $ 4.10     $  4.56
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   30     $   13     $    7     $    4     $     2
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.42%      1.32%      1.43%      1.30%       1.31%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .84%      1.00%      1.21%      1.52%       1.35%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               71%        74%        90%        99%        173%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      14.00%     11.74%     17.32%     (9.55%)    (20.40%)
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Balanced Fund (a series of the AXP Global Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Balanced Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
35 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE GLOBAL BALANCED FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                        39.08%
      Dividends Received Deduction for corporations                    15.46%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.09763
June 28, 2005                                                         0.04724
Sept. 28, 2005                                                        0.01205
TOTAL DISTRIBUTIONS                                                  $0.15692

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                        39.08%
      Dividends Received Deduction for corporations                    15.46%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                         0.08773
June 28, 2005                                                         0.01452
TOTAL DISTRIBUTIONS                                                  $0.10225

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                        39.08%
      Dividends Received Deduction for corporations                    15.46%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.09146
June 28, 2005                                                         0.02054
Sept. 28, 2005                                                        0.00154
TOTAL DISTRIBUTIONS                                                  $0.11354

CLASS Y
INCOME DISTRIBUTIONS-- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                        39.08%
      Dividends Received Deduction for corporations                    15.46%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.10044
June 28, 2005                                                         0.05467
Sept. 28, 2005                                                        0.01471
TOTAL DISTRIBUTIONS                                                  $0.16982

--------------------------------------------------------------------------------
36 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

                                                         BEGINNING         ENDING         EXPENSES      ANNUALIZED
                                                       ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     EXPENSE
                                                        MAY 1, 2005    OCT. 31, 2005     THE PERIOD(a)     RATIO
Class A
  Actual(b)                                               $1,000         $1,071.40         $ 8.61(c)      1.64%
  Hypothetical (5% return before expenses)                $1,000         $1,017.03         $ 8.38(c)      1.64%

Class B
  Actual(b)                                               $1,000         $1,066.10         $12.57(c)      2.40%
  Hypothetical (5% return before expenses)                $1,000         $1,013.18         $12.24(c)      2.40%

Class C
  Actual(b)                                               $1,000         $1,064.10         $12.55(c)      2.40%
  Hypothetical (5% return before expenses)                $1,000         $1,013.18         $12.24(c)      2.40%

Class Y
  Actual(b)                                               $1,000         $1,071.00         $ 7.61(c)      1.45%
  Hypothetical (5% return before expenses)                $1,000         $1,017.99         $ 7.42(c)      1.45%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +7.14% for Class A, +6.61% for Class B, +6.41% for Class C and +7.10% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $8.71 for Class A, $12.67 for Class B, $12.66 for Class C and $7.72 for Class Y; the hypothetical expenses paid would have been $8.48 for Class A, $12.35 for Class B, $12.35 for Class C and $7.52 for Class Y.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Arne H. Carlson                     Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                         Corporation (provides
Minneapolis, MN 55402                                         administrative services
Age 71                                                        to boards); former
                                                              Governor  of Minnesota

Philip J. Carroll, Jr.*             Board member since 2002   Retired Chairman and       Scottish Power PLC,
901 S. Marquette Ave.                                         CEO,  Fluor Corporation    Vulcan Materials
Minneapolis, MN 55402                                         (engineering  and          Company, Inc.
Age 67                                                        construction)              (construction
                                                                                         materials/chemicals)
Patricia M. Flynn                   Board member since 2004   Trustee Professor of
901 S. Marquette Ave.                                         Economics and
Minneapolis, MN 55402                                         Management, Bentley
Age 54                                                        College; former Dean,
                                                              McCallum Graduate School
                                                              of Business, Bentley
                                                              College

Anne P. Jones                       Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                     Board member since 2005   Former Managing            American Progressive
901 S. Marquette Ave.                                         Director,  Shikiar Asset   Insurance
Minneapolis, MN 55402                                         Management
Age 70

Stephen R. Lewis, Jr.               Board member since 2002   President Emeritus and     Valmont Industries, Inc.
901 S. Marquette Ave.                                         Professor of Economics,    (manufactures irrigation
Minneapolis, MN 55402                                         Carleton College           systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member since 2004   Director, Enterprise       Strategic Distribution,
901 S. Marquette Ave.                                         Asset Management, Inc.     Inc. (transportation,
Minneapolis, MN 55402                                         (private real estate and   distribution and
Age 53                                                        asset management           logistics consultants)
                                                              company)

Alan K. Simpson                     Board member since 1997   Former three-term United
1201 Sunshine Ave.                                            States Senator for
Cody, WY 82414                                                Wyoming
Age 74

Alison Taunton-Rigby                Board member since 2002   Chief Executive Officer,   Hybridon, Inc.
901 S. Marquette Ave.                                         RiboNovix, Inc. since      (biotechnology),
Minneapolis, MN 55402                                         2003 (biotechnology);      American Healthways, Inc.
Age 61                                                        former President,          (health management
                                                              Forester Biotech           programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member since        President - U.S. Asset
53600 Ameriprise Financial Center   2001, Vice President      Management and Chief
Minneapolis, MN 55474               since 2002                Investment Officer,
Age 45                                                        Ameriprise Financial,
                                                              Inc. and President,
                                                              Chairman of the Board
                                                              and Chief Investment
                                                              Officer, RiverSource
                                                              Investments, LLC  since
                                                              2005; Senior Vice
                                                              President - Chief
                                                              Investment Officer,
                                                              Ameriprise Financial,
                                                              Inc. and Chairman of the
                                                              Board and Chief
                                                              Investment Officer,
                                                              RiverSource Investments,
                                                              LLC, 2001-2005; former
                                                              Chief Investment Officer
                                                              and Managing Director,
                                                              Zurich Scudder
                                                              Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer since 2002      Vice President -
105 Ameriprise Financial Center                               Investment
Minneapolis, MN 55474                                         Accounting,
Age 50                                                        Ameriprise
                                                              Financial, Inc.,
                                                              since 2002; Vice
                                                              President - Finance,
                                                              American Express
                                                              Company, 2000-2002;
                                                              Vice President -
                                                              Corporate
                                                              Controller,
                                                              Ameriprise
                                                              Financial, Inc.,
                                                              1996-2000

Paula R. Meyer                      President since 2002      Senior Vice
596 Ameriprise Financial Center                               President - Mutual
Minneapolis, MN 55474                                         Funds, Ameriprise
Age 51                                                        Financial, Inc.,
                                                              since 2002 and
                                                              Senior Vice
                                                              President,
                                                              RiverSource
                                                              Investments, LLC
                                                              since 2004; Vice
                                                              President and
                                                              Managing Director -
                                                              American Express
                                                              Funds, Ameriprise
                                                              Financial, Inc.,
                                                              2000-2002; Vice
                                                              President,
                                                              Ameriprise
                                                              Financial, Inc.,
                                                              1998-2000

Leslie L. Ogg                       Vice President, General   President of Board
901 S. Marquette Ave.               Counsel, and Secretary    Services Corporation
Minneapolis, MN 55402               since 1978
Age 67

Beth E. Weimer                      Chief Compliance          Vice President and Chief
172 Ameriprise Financial Center     Officer since 2004        Compliance Officer,
Minneapolis, MN 55474                                         Ameriprise Financial,
Age 52                                                        Inc., since 2001 and
                                                              Chief Compliance
                                                              Officer, RiverSource
                                                              Investments, LLC  since
                                                              2005; Vice President and
                                                              Chief Compliance
                                                              Officer - Asset
                                                              Management and
                                                              Insurance,  Ameriprise
                                                              Financial Services,
                                                              Inc., since 2001;
                                                              Partner, Arthur Andersen
                                                              Regulatory Risk
                                                              Services,  1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
42 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains

--------------------------------------------------------------------------------
44 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

The Fund's Board has approved a merger of the Fund into RiverSource Balanced Fund. Completion of the merger is subject to final approval by shareholders of the Fund. Proxy materials regarding the merger will be distributed to shareholders in December 2005, and a meeting of shareholders to consider the merger will be scheduled for February 2006.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE GLOBAL BALANCED FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6352 N (12/05)

ANNUAL REPORT                                 [RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
GLOBAL BOND FUND


ANNUAL REPORT FOR THE
PERIOD ENDED OCT. 31, 2005


> RIVERSOURCE GLOBAL BOND FUND (FORMERLY AXP(R) GLOBAL BOND FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH INCOME AND GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  5
The Fund's Long-term Performance                                              10
Investments in Securities                                                     12
Financial Statements (Portfolio)                                              22
Notes to Financial Statements (Portfolio)                                     25
Report of Independent Registered Public Accounting Firm (Portfolio)           31
Financial Statements (Fund)                                                   32
Notes to Financial Statements (Fund)                                          35
Report of Independent Registered Public Accounting Firm (Fund)                45
Federal Income Tax Information                                                46
Fund Expenses Example                                                         48
Board Members and Officers                                                    50
Approval of Investment Management Services Agreement                          53
Proxy Voting                                                                  57


[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT
     AT OCT. 31, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER           SINCE           YEARS IN INDUSTRY
Nic Pifer, CFA*             5/00                   15

*  The Fund is managed by a team of portfolio managers led by Nic Pifer.

FUND OBJECTIVE

For investors seeking high total return through income and growth of capital.

Inception dates by class
A: 3/20/89  B: 3/20/95  C: 6/26/00 I: 3/4/04  Y: 3/20/95

Ticker symbols by class
A: IGBFX    B: IGLOX    C: AGBCX   I: AGBIX   Y: --

Total net assets                     $556.8 million

Number of holdings                              252

Weighted average life*                    6.3 years

Effective duration**                      4.6 years

Weighted average bond rating***                 AA+

  * WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
 ** EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
*** WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

United States                          35.2%
Germany                                10.9%
Japan                                   8.6%
France                                  6.5%
Italy                                   5.0%
United Kingdom                          4.8%
Spain                                   4.5%
Greece                                  4.1%
Netherlands                             3.0%
Canada                                  2.3%
Finland                                 2.1%
Belgium                                 1.9%
Australia                               1.8%
Norway                                  1.2%
Poland                                  1.2%
New Zealand                             1.1%
Austria                                 1.0%
Other*                                  4.8%

* Includes Brazil, Czechoslovakia Federated Republic, Denmark, Malaysia, Mexico, South Africa, South Korea, Super-National, Sweden and Cash & Short-Term Securities.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

AAA bonds                             66.9%
AA bonds                              19.2
A bonds                                9.4
BBB bonds                              2.0
Non-investment grade bonds             2.5

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 1.2% of the portfolio rating above was determined through internal analysis.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with fixed income investments, including the impact of interest rates, credit, and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource Global Bond Fund Class A (excluding sales charge)         -1.18%
Lehman Brothers Global Aggregate Index (unmanaged)                    -0.72%
Lipper Global Income Funds Index                                      +1.16%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A             CLASS B                CLASS C        CLASS I     CLASS Y
                         (3/20/89)           (3/20/95)              (6/26/00)      (3/4/04)    (3/20/95)
                                                    AFTER                 AFTER
(INCEPTION DATES)    NAV(1)     POP(2)   NAV(1)    CDSC(3)     NAV(1)     CDSC(4)    NAV(5)      NAV(6)
AT OCT. 31, 2005

1 year               -1.18%     -5.88%   -1.98%     -6.68%     -1.83%     -2.77%      -0.56%     -1.00%
3 years              +7.40%     +5.67%   +6.56%     +5.37%     +6.58%     +6.58%        N/A      +7.61%
5 years              +7.84%     +6.80%   +6.99%     +6.68%     +7.01%     +7.01%        N/A      +8.04%
10 years             +5.23%     +4.72%   +4.42%     +4.42%       N/A        N/A         N/A      +5.25%
Since inception      +7.54%     +7.23%   +5.25%     +5.25%     +6.04%     +6.04%      +3.26%     +6.08%

AT SEPT. 30, 2005

1 year               +2.80%     -2.09%   +1.97%     -2.92%     +1.99%     +1.02%      +3.44%     +2.98%
3 years              +7.71%     +5.98%   +6.92%     +5.74%     +6.90%     +6.90%        N/A      +7.98%
5 years              +7.76%     +6.72%   +6.93%     +6.63%     +6.92%     +6.92%        N/A      +7.96%
10 years             +5.43%     +4.92%   +4.64%     +4.64%       N/A        N/A         N/A      +5.45%
Since inception      +7.66%     +7.34%   +5.43%     +5.43%     +6.38%     +6.38%      +4.23%     +6.25%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS
                  WITH PORTFOLIO MANAGEMENT

Q:   HOW DID RIVERSOURCE GLOBAL BOND FUND PERFORM FOR THE FISCAL YEAR?

A: RiverSource Global Bond Fund's Class A shares declined -1.18% (excluding sales charge) for the 12 months ended Oct. 31, 2005. The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which fell -0.72%. The Fund also underperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 1.16% during the same period.

Q:   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A: Returns across the board were weak during the fiscal year due primarily to the currency effect of a stronger U.S. dollar. On a trade-weighted basis, the U.S. dollar gained 4.6% for the 12 months ended Oct. 31, 2005. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. Another factor that contributed to weak global bond markets were modest returns generated by the bonds themselves, as interest rates rose, particularly in the U.S.

     Relative to the Lehman Global Index, the Fund benefited most from effective country allocation and duration management. Within countries, the Fund continued to hold only limited positions in Japanese bonds and U.S. bonds and more substantial exposure to core European bonds. This strategy worked well, as the core European government bond market outperformed both the Japanese government bond market and U.S. Treasury market for the fiscal year in local currency terms. A greater exposure than the Lehman Global Index to government bonds in other European government bonds had a neutral effect

SEC YIELDS

At Sept. 30, 2005 by class
A: 1.99% B: 1.30% C: 1.31% I: 2.58% Y: 2.27%

At Oct. 31, 2005 by class
A: 2.26% B: 1.60% C: 1.59% I: 2.66% Y: 2.54%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

[CHART]

STYLE MATRIX

                       DURATION
           SHORT         INT.       LONG
QUALITY
HIGH        / /          /X/        /X/
MEDIUM      / /          / /        / /
LOW         / /          / /        / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> RELATIVE TO THE LEHMAN GLOBAL INDEX, THE FUND BENEFITED MOST FROM EFFECTIVE COUNTRY ALLOCATION AND DURATION MANAGEMENT.

     overall. The Fund's allocation to Poland's government bonds helped, as this market performed quite well during the 12 months. However, these gains were largely offset by the detracting effects of a modest exposure to the strongly performing U.K. government bond market and a more sizable position in Norway's weaker government bond market.

     We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index throughout the annual period. This stance was based on our view that the U.S. economy, in particular, was growing at an above-trend pace and thus, that the Federal Reserve Board (the Fed) was likely to continue raising the targeted federal funds rate. The Fed did indeed raise the targeted federal funds rate by 200 basis points (2%) during the period. Global bond yields generally declined during the first half of the fiscal year, and so our duration management detracted during this time. However, overall, the Fund's short duration positioning helped results, adding significant value in the last few months of the period as global bond yields finally moved up rather substantially.

     The Fund's sector allocation and issue selection helped the Fund's results as well. While the Fund's exposure to agencies detracted, this was more than offset by its holdings in mortgage-backed securities and corporate bonds. Of course, the majority of the Fund's holdings remained in the government bond sector.

     The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies of Canada, Australia and New Zealand during the annual period. The Fund also maintained its modest exposure to the U.S. dollar.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> WE INTEND TO LENGTHEN THE FUND'S DURATION A BIT DURING THE NEAR TERM GIVEN THAT YIELDS HAVE NOW RISEN TO THE POINT THAT WE BELIEVE BONDS ARE CLOSER TO FAIR VALUE.

     Positioning in the U.S. dollar and the euro detracted, as the U.S. dollar strengthened approximately 8.7% vs. the euro. Compared to other currencies, the U.S. dollar strengthened approximately 11.9% vs. the yen, 5.3% vs. the British pound, 2.6% vs. the Australian dollar, and 0.3% vs. the New Zealand dollar. The major exception to this trend was the U.S. dollar's weakening 2.4% vs. the Canadian dollar.

     The Fund underperformed its Lipper group due primarily to its greater currency exposure than many of its peers. The Fund does not hedge its foreign currency exposure while some of its peers do hedge foreign currency or have varying degrees of exposure to U.S. dollar-based assets. During a period such as this when the U.S. dollar strengthened vs. most major currencies, it is not surprising that the Fund's performance would lag. Remember, a strengthening dollar decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

Q:   WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: We shortened the Fund's duration somewhat during the annual period, mostly in the U.S. portion of the portfolio. We moved the Fund's duration from slightly less than half a year shorter than that of the Lehman Global Index at the start of the fiscal year to about three-fourths of a year shorter than the Lehman Global Index by the end of October 2005.

     We maintained a yield curve flattening bias on the U.S. bond market and a neutral yield curve positioning bias in most other global bond markets through the first half of the fiscal year. Indeed, the U.S. Treasury yield curve flattened dramatically during these months, meaning short-term rates rose more than long-term rates. As the annual period progressed, we removed some of the Fund's U.S. yield curve flattening bias, thereby reducing the portfolio's sensitivity to changes in interest rates.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     We made some adjustments in currency exposure and country allocation. We decreased further the Fund's already modest allocations to both the U.S. dollar and U.S. bonds. We, in turn, added to the Fund's already more sizable exposure to both the euro and core European bonds. Within sector weightings, we became increasingly conservative as the fiscal year progressed. We reduced the Fund's position in both investment grade and high-yield corporate bonds based on our valuation analysis and added to its allocation to AAA-rated commercial mortgage-backed securities (CMBS) and asset-backed securities. We view CMBS as high-quality substitutes for corporate bonds. Both CMBS and asset-backed securities, in our view, offer attractive yields as well as the kind of defensive characteristics we want in the current market environment.

Q:   HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: We intend to lengthen the Fund's duration a bit during the near term given that yields have now risen to the point that we believe bonds are closer to fair value. Thus, we believe it would be prudent to take some profits, especially on the Fund's shorter-term positions. At the same time, we think that yields will move still higher, with the Fed likely to continue raising the targeted federal funds rate into the early months of 2006.

     Within sectors, we intend to maintain modest positions in investment grade and high yield corporate bonds and U.S. mortgage-backed securities, given that we believe these sectors' valuations are not currently compelling. We intend to maintain a more sizable exposure to the more defensive AAA-rated CMBS and asset-backed securities for the near term. From a country perspective, we continue to favor European bonds.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     As for currency positioning, we intend to maintain the Fund's modest position in the U.S. dollar and to seek to make tactical allocation adjustments as market conditions warrant. Cyclical factors affecting the U.S. dollar, such as the Fed tightening rates, appeared to have been winning the tug-of-war with ongoing structural problems, such as burgeoning current account and trade deficits, over the past fiscal year. However, we believe that once the Fed completes its tightening cycle in the foreseeable future, the structural problems of the U.S. dollar will once again come to the fore. Another factor that may affect the relative strength or weakness of the U.S. dollar in the coming months is the actions of other central banks. Based on its recent comments, it currently appears that the European Central Bank may raise its interest rates in early 2006. This would be its first interest rate hike in more than two years. Also, with Japan's economy improving, the Bank of Japan may look to remove some of its monetary policy accommodation sooner than later.

     As always, we constantly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Bond Fund Class A shares (from 11/1/95 to 10/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                 CLASS A
                                ------------------------------------------------
                                          SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED               INCOME   CAPITAL GAINS   CAPITAL GAINS    TOTAL
Oct. 31, 2005                    $0.36       $--             $--          $0.36
Oct. 31, 2004                     0.24        --              --           0.24
Oct. 31, 2003                     0.21        --              --           0.21
Oct. 31, 2002                     0.17        --              --           0.17
Oct. 31, 2001                     0.15        --              --           0.15

--------------------------------------------------------------------------------
10 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

[CHART]

   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL BOND FUND

                               '95      '96      '97      '98      '99     '00       '01      '02      '03      '04     '05
RiverSource Global
Bond Fund Class A
(includes sales charge)      $ 9,525  $10,378  $10,888  $11,461  $11,421  $10,831  $12,004  $12,753  $14,443  $15,989  $15,800

Lehman Brothers Global
Aggregate Index(1)           $10,000  $10,677  $11,215  $12,591  $12,226  $11,879  $13,048  $14,103  $15,824  $17,356  $17,231

Lipper Global Income
Funds Index(2)               $10,000  $11,176  $11,793  $12,319  $12,241  $12,123  $13,347  $14,001  $15,850  $17,266  $17,466

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2005

                                                                                                  SINCE
                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS  INCEPTION(3)
RIVERSOURCE GLOBAL BOND FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                   $ 9,412   $11,799   $13,895    $15,800     $31,897
         Average annual total return                     -5.88%    +5.67%    +6.80%     +4.72%      +7.23%

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(1)
         Cumulative value of $10,000                   $ 9,928   $12,216   $14,504    $17,231         N/A
         Average annual total return                     -0.72%    +6.90%    +7.72%     +5.59%        N/A

LIPPER GLOBAL INCOME FUNDS INDEX(2)
         Cumulative value of $10,000                   $10,116   $12,475   $14,410    $17,466     $29,917
         Average annual total return                     +1.16%    +7.65%    +7.58%     +5.73%      +6.83%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from March 20, 1989. Lehman Brothers Global Aggregate Index and Lipper peer group data is from April 1, 1989. The Fund began operating before the inception of the Lehman Brothers Global Aggregate Index.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

WORLD INCOME PORTFOLIO

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                          COUPON       PRINCIPAL
ISSUER                                     RATE         AMOUNT              VALUE(a)
BONDS (97.4%)(c)

AUSTRALIA (1.8%)
Commonwealth Bank of Australia
  (European Monetary Unit)
    11-12-09                               3.38%         570,000         $   693,079
New South Wales Treasury
  (Australian Dollar)
    03-01-08                               8.00        8,020,000           6,311,792
Telstra
    04-01-12                               6.38          500,000             530,007
Western Australian Treasury
  (Australian Dollar)
    10-16-06                               5.50        3,050,000           2,280,409
                                                                         -----------
Total                                                                      9,815,287
------------------------------------------------------------------------------------

AUSTRIA (1.0%)
Republic of Austria
  (European Monetary Unit)
    01-15-10                               5.50        4,340,000           5,723,470
------------------------------------------------------------------------------------

BELGIUM (1.9%)
Kingdom of Belgium
  (European Monetary Unit)
    03-28-10                               3.00        8,690,000          10,446,712
------------------------------------------------------------------------------------

BRAZIL (0.2%)
Federal Republic of Brazil
    01-15-18                               8.00        1,129,000           1,166,257
------------------------------------------------------------------------------------

CANADA (2.2%)
Canada Housing Trust #1
  (Canadian Dollar)
    06-15-06                               5.53        3,030,000           2,598,360
Canadian Pacific Railway
  (Canadian Dollar)
    06-15-10                               4.90          380,000(d)          329,709
Corus Entertainment
  Sr Sub Nts
    03-01-12                               8.75           40,000              42,700
Province of British Columbia
  (Canadian Dollar)
    08-23-10                               6.38        6,665,000           6,228,360
Province of Ontario
  (Canadian Dollar)
    03-08-06                               5.90%       3,300,000         $ 2,821,039
Sun Media
    02-15-13                               7.63          100,000             103,500
Utilicorp Canada Finance
    06-15-11                               7.75          140,000             143,150
Videotron Ltee
    01-15-14                               6.88           45,000              45,450
    12-15-15                               6.38           80,000(d)           79,000
                                                                         -----------
Total                                                                     12,391,268
------------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.2%)
Republic of Czechoslovakia
  (Czech Crown)
    06-16-13                               3.70       33,500,000           1,357,730
------------------------------------------------------------------------------------

DENMARK (0.7%)
Realkredit Danmark
  (Danish Krone)
    01-01-08                               4.00       23,900,000           3,933,255
------------------------------------------------------------------------------------

FINLAND (2.1%)
Republic of Finland
  (European Monetary Unit)
    07-04-07                               5.00        9,265,000          11,537,154
------------------------------------------------------------------------------------

FRANCE (6.4%)
Dexia Municipal Agency
  (European Monetary Unit)
    09-03-07                               4.25          510,000             627,897
France Telecom
    03-01-06                               7.20          550,000             554,720
Govt of France
  (European Monetary Unit)
    04-25-12                               5.00        9,250,000          12,285,704
    04-25-13                               4.00        9,330,000          11,747,940
    10-25-16                               5.00        7,460,000          10,197,626
                                                                         -----------
Total                                                                     35,413,887
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                          COUPON     PRINCIPAL
ISSUER                                     RATE       AMOUNT                VALUE(a)
BONDS (CONTINUED)

GERMANY (10.7%)
Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
    09-02-09                               5.00%       2,030,000(d)      $ 2,589,898
Bayerische Landesbank
  (Japanese Yen) Sr Nts
    04-22-13                               1.40      301,000,000           2,611,021
Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-10                               5.38          530,000             695,533
    07-04-13                               3.75       11,990,000          14,853,503
    07-04-27                               6.50        7,280,000          12,292,148
    07-04-28                               4.75        1,970,000           2,711,361
    07-04-34                               4.75        4,640,000           6,504,572
Bundesschatzanweisungen
  (European Monetary Unit)
    12-16-05                               2.75        7,105,000           8,520,179
DEPFA Deutsche Pfandbriefbank
  (European Monetary Unit)
    01-15-10                               5.50        2,200,000           2,897,378
Deutsche Bank
  (European Monetary Unit)
    07-28-09                               4.25          500,000             627,810
Landesbank Berlin Girozentrale
  (European Monetary Unit)
    04-30-07                               5.00        2,130,000           2,637,841
Rheinische Hypothekenbank
  (European Monetary Unit)
    07-05-10                               5.75        2,200,000           2,938,878
                                                                         -----------
Total                                                                     59,880,122
------------------------------------------------------------------------------------

GREECE (4.0%)
Hellenic Republic
  (European Monetary Unit)
    06-21-06                               2.75        7,600,000           9,125,281
    04-19-07                               4.65        5,875,000           7,242,003
    10-22-22                               5.90        4,090,000           6,129,873
                                                                         -----------
Total                                                                     22,497,157
------------------------------------------------------------------------------------

ITALY (5.0%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
    03-01-07                               4.50        7,480,000           9,190,283
    10-15-07                               5.00        8,570,000          10,717,034
    11-01-26                               7.25        3,486,283           6,156,080
Telecom Italia Capital
    10-01-15                               5.25        1,645,000           1,583,544
                                                                         -----------
Total                                                                     27,646,941
------------------------------------------------------------------------------------

JAPAN (8.5%)
Development Bank of Japan
  (Japanese Yen)
    06-20-12                               1.40%     650,000,000         $ 5,675,196
Govt of Japan
  (Japanese Yen)
    12-21-09                               1.70    2,146,000,000          19,195,085
    03-22-10                               1.70      320,000,000           2,862,158
    06-20-12                               1.40      700,000,000           6,112,930
    12-20-12                               1.00    1,276,000,000          10,799,411
    12-20-14                               1.30      247,000,000           2,088,268
    12-20-34                               2.40       61,000,000             522,748
                                                                         -----------
Total                                                                     47,255,796
------------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
    05-22-12                               7.00        1,500,000(d)        1,649,217
------------------------------------------------------------------------------------

MEXICO (0.4%)
Govt of Mexico
  (Mexican Peso)
    12-24-09                               9.00       16,000,000           1,509,549
United Mexican States
  (Japanese Yen)
    06-06-06                               6.75       62,000,000             552,607
                                                                         -----------
Total                                                                      2,062,156
------------------------------------------------------------------------------------

NETHERLANDS (3.0%)
Bank Nederlandse Gemeenten
  (British Pound) Sr Unsecured
    08-06-07                               7.38        1,160,000           2,147,831
Govt of Netherlands
  (European Monetary Unit)
    01-15-08                               2.50        9,310,000          11,104,129
    07-15-12                               5.00        2,555,000           3,394,065
                                                                         -----------
Total                                                                     16,646,025
------------------------------------------------------------------------------------

NEW ZEALAND (1.1%)
Govt of New Zealand
  (New Zealand Dollar)
    11-15-06                               8.00        8,425,000           5,987,659
------------------------------------------------------------------------------------

NORWAY (1.1%)
Govt of Norway
  (Norwegian Krone)
    05-16-11                               6.00       36,800,000           6,325,410
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                          COUPON    PRINCIPAL
ISSUER                                     RATE       AMOUNT                 VALUE(a)
BONDS (CONTINUED)

POLAND (1.2%)
Republic of Poland
  (Polish Zloty)
    03-24-10                                5.75%  21,190,000             $ 6,535,894
-------------------------------------------------- ----------------------------------

SOUTH AFRICA (0.3%)
Republic of South Africa
  (South African Rand)
    08-31-10                               13.00   10,357,500               1,857,046
-------------------------------------------------- ----------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
  (Japanese Yen)
    06-25-08                                0.98   70,000,000                 604,327
-------------------------------------------------- ----------------------------------

SPAIN (4.4%)
Caja de Ahorros y Monte de Piedad
de Madrid
  (European Monetary Unit)
    03-25-11                                3.50    2,800,000               3,411,876
Govt of Spain
  (European Monetary Unit)
    07-30-09                                5.15   11,670,000              15,103,636
    07-30-10                                3.25    4,940,000               5,995,180
                                                                          -----------
Total                                                                      24,510,692
-------------------------------------------------- ----------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
  (British Pound)
    12-07-11                                5.50    2,910,000               5,402,467
-------------------------------------------------- ----------------------------------

SWEDEN (0.5%)
Govt of Sweden
  (Swedish Krona)
    03-15-11                                5.25   20,420,000               2,851,808
-------------------------------------------------- ----------------------------------

UNITED KINGDOM (4.7%)
BSKYB Finance UK
    10-15-15                                5.63      985,000(d)              969,954
BT Group
    12-15-10                                8.38      550,000                 627,072
Greater Beijing First Expressways
  Sr Nts
    06-15-07                                9.50    8,750,000(b),(h),(j)           --
HBOS Treasury Services
  (European Monetary Unit)
    02-12-09                                3.50    2,000,000               2,438,125
United Kingdom Treasury
  (British Pound)
    03-07-12                                5.00    6,495,000              11,919,677
    09-07-14                                5.00    5,505,000              10,209,998
                                                                          -----------
Total                                                                      26,164,826
-------------------------------------------------------------------------------------

UNITED STATES (34.5%)
AAA Trust
  Series 2005-2 Cl A1
    11-26-35                                4.15% $ 2,606,182(d),(e)      $ 2,605,985
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
    04-20-08                                2.76      500,000(d),(l)          487,369
Airgas
    10-01-11                                9.13      195,000                 206,944
Allied Waste North America
  Series B
    04-01-08                                8.88       50,000                  52,125
AmeriCredit Automobile Receivables Trust
  Series 2005-BM Cl A3 (MBIA)
    02-06-10                                4.05    2,000,000(l)            1,967,500
AmerisourceBergen
    09-15-15                                5.88      285,000(d)              274,313
ANR Pipeline
    03-15-10                                8.88       45,000                  48,295
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-11                                4.29    1,250,000(d),(l)        1,215,333
ASIF Global Financing XIX
  Secured
    01-17-13                                4.90      790,000(d)              773,860
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                                5.03      750,000(f)              744,549
Banc of America Commercial Mtge
  Series 2005-4 Cl A5A
    07-10-45                                4.93    1,400,000(f)            1,367,296
Banc of America Large Loan
  Series 2005-BOCA Cl A2
    12-15-16                                4.14    1,950,000(d),(e),(f)    1,950,412
Bank of America-First Union NB
Commercial Mtge
  Series 2001-3 Cl A1
    04-11-37                                4.89      739,901(f)              738,820
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40                                4.00      605,502(f)              585,448
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
    02-13-46                                4.03      600,000(f)              577,820
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
    06-11-41                                4.21    1,533,243(f)            1,507,254
Bear Stearns Commercial Mtg Securities
  Series 2005-T20 Cl E
    10-12-42                                5.30      500,000(f)              487,031

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                          COUPON   PRINCIPAL
ISSUER                                     RATE      AMOUNT                 VALUE(a)
BONDS (CONTINUED)

UNITED STATES (CONT.)
Caesars Entertainment
  Sr Nts
    04-15-13                               7.00%  $  575,000              $  611,303
California State Teachers'
Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                               4.46    1,892,053(d(,(f)        1,855,492
Capital Auto Receivables Asset
Trust
  Series 2004-1
    09-15-10                               2.84      700,000                 676,986
Capital Auto Receivables Asset
Trust
  Series 2005-1 Cl A4
    07-15-09                               4.05    1,450,000               1,427,569
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
    11-15-09                               4.08    1,000,000                 983,910
Cardinal Health
    06-15-15                               4.00    1,450,000               1,283,185
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
    03-15-10                               4.35      500,000                 493,999
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                               5.68    1,100,000(f)            1,126,327
Chesapeake Energy
    01-15-15                               7.75      115,000                 121,900
Chesapeake Energy
  Sr Nts
    06-15-14                               7.50       30,000                  31,800
Chesapeake Energy
  Sr Unsecured
    08-15-17                               6.50      175,000(d)              173,250
Citigroup
  (European Monetary Unit) Sr Nts
    05-21-10                               3.88    2,600,000               3,212,945
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                               4.15    2,274,089(d),(f)        2,230,723
Citigroup/Deutsche Bank
Commercial Mtge
  Series 2005-CD1 Cl A4
    09-15-20                               5.22    1,000,000(f),(g)        1,000,234
CMS Energy
  Sr Nts
    01-15-09                               7.50      140,000                 145,075
Colorado Interstate Gas
  Sr Nts
    03-15-15                               5.95       35,000(d),(g)           33,250
    11-15-15                               6.80      200,000(d),(g)          199,500
Comcast Cable Communications
Holdings
    03-15-13                               8.38%  $  106,000              $  122,102
Compass Minerals Group
    08-15-11                              10.00      100,000                 107,750
Cott Beverages
    12-15-11                               8.00      200,000                 204,500
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
    04-25-35                               7.50    1,321,053(f)            1,375,188
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
    11-15-36                               4.49    1,137,103(f)            1,115,973
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
    01-15-37                               3.52      250,000(f)              240,550
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
    08-15-38                               5.10      525,000(f),(g)          524,115
CS First Boston Mtge Securities
  Series 2005-C5 Cl A4
    08-15-38                               5.10    1,875,000(f),(g)        1,847,863
DaimlerChrysler NA Holding
  (European Monetary Unit)
    01-16-07                               5.63      670,000                 829,609
Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                               8.50       85,000                  89,038
DR Horton
  Sr Nts
    02-15-15                               5.25      215,000                 196,338
El Paso Natural Gas
  Sr Nts Series A
    08-01-10                               7.63      185,000                 194,144
Encore Acquisition
  Sr Sub Nts
    04-15-14                               6.25      140,000                 135,800
ERAC USA Finance
    05-01-15                               5.60    1,700,000(d)            1,673,662
Federal Home Loan Mtge Corp
    07-12-10                               4.13    6,816,000               6,626,318
Federal Home Loan Mtge Corp
  (European Monetary Unit)
    02-15-07                               4.63    3,730,000               4,584,152
Federal Home Loan Mtge Corp #A11799
    08-01-33                               6.50      261,557(f)              268,172
Federal Home Loan Mtge Corp #A15881
    11-01-33                               5.00    1,424,079(f)            1,375,818

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                          COUPON      PRINCIPAL
ISSUER                                     RATE        AMOUNT               VALUE(a)
BONDS (CONTINUED)

UNITED STATES (CONT.)
Federal Home Loan Mtge Corp #E91486
    09-01-17                               6.50%    $    427,096(f)       $  440,472
Federal Home Loan Mtge Corp #E99684
    10-01-18                               5.00          832,815(f)          822,445
Federal Home Loan Mtge Corp #G01535
    04-01-33                               6.00        2,046,345(f)        2,082,404
Federal Natl Mtge Assn #360800
    01-01-09                               5.74        1,178,712(f)        1,200,861
Federal Natl Mtge Assn #386599
    11-01-10                               4.47          361,768(f)          355,227
Federal Natl Mtge Assn #545874
    08-01-32                               6.50          342,536(f)          353,176
Federal Natl Mtge Assn #555316
    02-01-13                               4.87        1,326,079(f)        1,308,633
Federal Natl Mtge Assn #555734
    07-01-23                               5.00        1,135,543(f)        1,103,511
Federal Natl Mtge Assn #555740
    08-01-18                               4.50        1,849,435(f)        1,792,291
Federal Natl Mtge Assn #575487
    04-01-17                               6.50        1,002,094(f)        1,038,986
Federal Natl Mtge Assn #621581
    12-01-31                               6.50          377,220(f)          390,521
Federal Natl Mtge Assn #633966
    03-01-17                               6.00          272,318(f)          278,639
Federal Natl Mtge Assn #634749
    03-01-17                               5.50        1,032,211(f)        1,041,217
Federal Natl Mtge Assn #640996
    05-01-32                               7.50          623,535(f)          658,164
Federal Natl Mtge Assn #643381
    06-01-17                               6.00          650,742(f)          665,845
Federal Natl Mtge Assn #645053
    05-01-32                               7.00        1,309,306(f)        1,369,292
Federal Natl Mtge Assn #646147
    06-01-32                               7.00          536,969(f)          565,235
Federal Natl Mtge Assn #652284
    08-01-32                               6.50          571,137(f)          587,077
Federal Natl Mtge Assn #653145
    07-01-17                               6.00          376,070(f)          385,865
Federal Natl Mtge Assn #653730
    09-01-32                               6.50          351,693(f)          362,764
Federal Natl Mtge Assn #655589
    08-01-32                               6.50        2,027,010(f)        2,097,599
Federal Natl Mtge Assn #666424
    08-01-32                               6.50          366,489(f)          376,717
Federal Natl Mtge Assn #670461
    11-01-32                               7.50          609,218(f)          643,052
Federal Natl Mtge Assn #684595
    03-01-33                               6.00%    $  2,283,903(f)       $2,305,689
Federal Natl Mtge Assn #688034
    03-01-33                               5.50          677,448(f)          670,617
Federal Natl Mtge Assn #688691
    03-01-33                               5.50        1,257,621(f)        1,242,673
Federal Natl Mtge Assn #703818
    05-01-33                               6.00          575,860(f)          582,257
Federal Natl Mtge Assn #711503
    06-01-33                               5.50        1,537,847(f)        1,525,498
Federal Natl Mtge Assn #735029
    09-01-13                               5.28          868,026(f)          876,588
Federal Natl Mtge Assn #741850
    09-01-33                               5.50        2,483,075(f)        2,453,561
Federal Natl Mtge Assn #753507
    12-01-18                               5.00        3,739,097(f)        3,693,391
Federal Natl Mtge Assn #755498
    11-01-18                               5.50        1,704,772(f)        1,718,457
Federal Natl Mtge Assn #756788
    11-01-33                               6.50          526,001(f)          541,277
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
    06-10-38                               5.56          841,027(f)          850,803
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
    07-10-45                               4.59        1,073,255(f)        1,062,000
GE Capital Commercial Mtge
  Series 2005-C3 Cl A2
    07-10-45                               4.85          810,000(f)          802,567
General Electric Capital
  (European Monetary Unit) Sr Unsub
    06-20-07                               5.13          500,000             621,694
General Electric Capital
  (New Zealand Dollar)
    02-04-10                               6.63        3,530,000           2,436,234
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                               4.77        1,800,000(d),(f)    1,765,002
Genworth Financial
  (Japanese Yen)
    06-20-11                               1.60      130,000,000           1,112,771
Georgia Gulf
  Sr Nts
    12-15-13                               7.13           55,000              55,000
GMAC
    09-15-11                               6.88           65,000              63,025

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                          COUPON       PRINCIPAL
ISSUER                                     RATE         AMOUNT              VALUE(a)
BONDS (CONTINUED)

UNITED STATES (CONT.)
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41                               4.55%      $1,050,000(f)       $1,012,597
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
    05-10-43                               4.21          818,681(f)          803,628
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                               0.00        1,544,508(f),(i)      155,094
Govt Natl Mtge Assn #604708
    10-15-33                               5.50        1,382,229(f)        1,381,088
Greenwich Capital Commercial
Funding
  Series 2004-GG1 Cl A4
    06-10-36                               4.76        1,100,000(f)        1,082,160
Greenwich Capital Commercial
Funding
  Series 2004-GG1 Cl A5
    06-10-36                               4.88          500,000(f)          493,828
Greenwich Capital Commercial
Funding
  Series 2005-GG3 Cl A1
    08-10-42                               3.92          665,339(f)          653,749
Greenwich Capital Commercial
Funding
  Series 2005-GG3 Cl A3
    08-10-42                               4.57        1,550,000(f)        1,500,694
Greenwich Capital Commercial
Funding
  Series 2005-GG5 Cl A5
    11-15-35                               4.28          950,000(f),(g)      954,740
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                               4.96          950,000(f)          940,086
GS Mtge Securities II
  Series 2005-GG4 Cl A1
    07-10-39                               4.37        1,326,240(f)        1,305,270
GS Mtge Securities II
  Series 2005-GG4 Cl A4A
    07-10-39                               4.75        1,600,000(f)        1,537,082
Gulfstream Natural Gas
System LLC
    11-01-15                               5.56          155,000(d)          154,424
Harrah's Operating
    06-01-15                               5.63          770,000(d)          738,869
HCA
  Sr Nts
    03-15-14                               5.75          100,000              94,537
HCA
  Sr Unsecured
    01-15-15                               6.38          175,000             171,717
HSBC Bank USA
  Sub Nts
    08-15-35                               5.63%      $2,750,000          $2,611,056
ING Security Life Institutional
Funding
    01-15-10                               4.25        1,440,000(d)        1,396,997
Intl Paper
  (European Monetary Unit)
    08-11-06                               5.38          505,000             617,275
IPALCO Enterprises
  Secured
    11-14-08                               8.38          250,000             260,000
ITT
    11-15-15                               7.38          130,000             137,800
JPMorgan Chase & Co
  Sub Nts
    10-01-15                               5.15        1,780,000           1,734,247
JPMorgan Chase Commercial
Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                               4.37        1,138,110(f)        1,117,063
JPMorgan Chase Commercial
Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                               4.13          450,683(f)          434,142
JPMorgan Chase Commercial
Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                               3.97          410,108(f)          395,891
JPMorgan Chase Commercial Mtge
Securities
  Series 2004-CBX Cl A5
    01-12-37                               4.65          900,000(f)          871,589
Key Energy Services
  Series C
    03-01-08                               8.38          130,000             135,525
L-3 Communications
    06-15-12                               7.63          165,000             172,425
Lamar Media
    01-01-13                               7.25           50,000              51,875
LB-UBS Commercial Mtge Trust
  Series 2003-C8 Cl A3
    11-15-27                               4.83        1,000,000(f)          986,720
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                               3.97          750,000(f)          705,495
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
    06-15-29                               4.99          700,000(e),(f)      701,016
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A2
    08-15-29                               4.19        1,100,000(f)        1,071,598

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                          COUPON       PRINCIPAL
ISSUER                                     RATE         AMOUNT              VALUE(a)
BONDS (CONTINUED)

UNITED STATES (CONT.)
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
    08-15-29                               4.58%      $  975,000(f)       $  948,804
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
    10-15-29                               3.99        1,000,000(f)          963,710
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                               4.20        1,300,000(f)        1,263,535
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
    07-15-30                               4.39          855,575(f)          845,984
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
    09-15-40                               4.89        1,075,000(f)        1,066,733
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09                               3.40          750,000(l)          740,460
MacDermid
    07-15-11                               9.13           35,000              37,144
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                               4.22        1,095,821(f)        1,077,793
MGM MIRAGE
    10-01-09                               6.00           45,000              44,100
MGM MIRAGE
  Sr Nts
    02-27-14                               5.88           50,000              47,000
MGM MIRAGE
  Sr Unsecured
    07-15-15                               6.63          200,000(d)          194,000
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                               6.13           45,000              43,538
Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                               8.00           75,000              78,094
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                               4.59          750,000(f)          728,820
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                               5.23        1,075,000(f)        1,068,464
Morgan Stanley Group
  (European Monetary Unit)
    03-16-06                               5.25        2,125,000           2,571,730
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                               5.98%      $1,400,000(f)       $1,456,417
Newfield Exploration
  Sr Sub Nts
    08-15-12                               8.38          340,000             363,800
Nextel Communications
  Sr Nts Series F
    03-15-14                               5.95          185,000             185,576
NorthWestern Energy
  Secured
    11-01-14                               5.88           15,000              14,862
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
    09-15-08                               6.99        2,500,000           2,587,700
Pacific Energy Partners LP/Finance
  Sr Nts
    09-15-15                               6.25           60,000(d)           59,250
Peabody Energy
  Series B
    03-15-13                               6.88          175,000             180,688
Plains Exploration & Production
  Sr Nts
    06-15-14                               7.13           60,000              62,250
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                               4.49          615,000             603,431
Potomac Edison
  1st Mortgage
    11-15-14                               5.35          105,000             103,822
Pricoa Global Funding I
    06-25-12                               4.63        3,550,000(d)        3,434,487
Pride Intl
  Sr Nts
    07-15-14                               7.38           30,000              32,325
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                               3.67          860,088(f)          823,802
Qwest
    03-15-12                               8.88          100,000             109,750
Qwest
  Sr Nts
    06-15-15                               7.63          145,000(d)          148,625
Residential Capital
  Sr Unsecured
    06-30-10                               6.38        2,275,000(d)        2,307,555

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                          COUPON       PRINCIPAL
ISSUER                                     RATE         AMOUNT              VALUE(a)
BONDS (CONTINUED)

UNITED STATES (CONT.)
Southern Star Central
  Secured
    08-01-10                               8.50%    $     70,000        $     74,375
Sprint Capital
    11-15-28                               6.88        1,500,000           1,599,304
Station Casinos
  Sr Nts
    04-01-12                               6.00          100,000              98,250
Station Casinos
  Sr Sub Nts
    03-01-16                               6.88          355,000(d)          357,663
Susquehanna Media
  Sr Sub Nts
    04-15-13                               7.38          140,000             145,950
Toyota Motor Credit
  (Japanese Yen) Sr Unsub
    06-09-08                               0.75      297,000,000           2,565,688
Transcontinental Gas Pipe Line
  Series B
    08-15-11                               7.00          150,000             156,750
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
    03-12-10                               4.05        1,700,000(l)        1,681,521
Triad Hospitals
  Sr Nts
    05-15-12                               7.00          140,000             142,100
U.S. Treasury
    06-30-07                               3.63        2,620,000           2,587,557
    02-15-08                               3.38        1,880,000           1,837,993
    10-15-10                               4.25          405,000             401,472
    08-15-23                               6.25        6,235,000(k)        7,276,681
    02-15-26                               6.00        6,665,000(k)        7,662,144
U.S. Treasury Inflation-Indexed Bond
    01-15-15                               1.63        5,882,448(m)        5,707,147
Verizon Pennsylvania
  Series A
    11-15-11                               5.65        7,750,000(k)        7,705,747
Wachovia Bank Commercial Mtge Trust
  Series 2003-C8 Cl A2
    11-15-35                               3.89        1,250,000(f)        1,209,953
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A3
    10-15-41                               4.62        1,250,000(f)        1,212,273
Wachovia Bank Commercial Mtge Trust
  Series 2005-C21 Cl A4
   10-15-44                                5.27%    $  1,625,000        $  1,621,445
Wells Fargo Bank NA
  Sub Nts
   02-01-11                                6.45        1,030,000           1,095,669
                                                                        ------------
Total                                                                    192,722,199
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $534,899,262)                                                    $542,384,762
------------------------------------------------------------------------------------

SHORT-TERM SECURITY (1.0%)

                                                      AMOUNT
                                       EFFECTIVE    PAYABLE AT
ISSUER                                   YIELD       MATURITY               VALUE(a)
COMMERCIAL PAPER
BNP Paribas Finance
   11-01-05                                4.03%      $5,400,000        $  5,399,396
------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITY
(Cost: $5,400,000)                                                      $  5,399,396
------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $540,299,262)(n)                                                 $547,784,158
====================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $29,647,799 or 5.3% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Oct. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,568,279.

(h)  Negligible market value.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2005.

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2005, is as follows:

                                                   ACQUISITION
     SECURITY                                        DATES                      COST
     -------------------------------------------------------------------------------
     Greater Beijing First Expressways
       9.50% Sr Nts 2007                       06-12-97 thru 09-16-98       $118,924

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     TYPE OF SECURITY                                                NOTIONAL AMOUNT
     -------------------------------------------------------------------------------
     PURCHASE CONTRACTS
     Euro-Bund, Dec. 2005, 10-year                                       $ 2,100,000

     SALE CONTRACTS
     U.S. Treasury Note, Dec. 2005, 5-year                                 5,400,000
     U.S. Treasury Note, Dec. 2005, 10-year                               17,500,000

--------------------------------------------------------------------------------
20 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

(l) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC  --  Ambac Assurance Corporation
      FGIC   --  Financial Guaranty Insurance Company
      FSA    --  Financial Security Assurance
      MBIA   --  MBIA Insurance Corporation

(m) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $540,613,239 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 19,575,610
      Unrealized depreciation                                       (12,404,691)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $  7,170,919
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

WORLD INCOME PORTFOLIO

OCT. 31, 2005

ASSETS

Investments in securities, at value (Note 1)
   (identified cost $540,299,262)                                                  $547,784,158
Foreign currency holdings (identified cost $6,454,200) (Note 1)                       6,317,187
Dividends and accrued interest receivable                                             7,052,863
Receivable for investment securities sold                                             2,278,416
Unrealized appreciation on foreign currency contracts held, at value (Note 4)             5,179
-----------------------------------------------------------------------------------------------
Total assets                                                                        563,437,803
-----------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                       386,129
Payable for investment securities purchased                                           5,681,097
Unrealized depreciation on foreign currency contracts held, at value (Note 4)           224,367
Unrealized depreciation on swap transactions, at value (Note 6)                          40,363
Accrued investment management services fee                                               34,637
Other accrued expenses                                                                   70,525
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     6,437,118
-----------------------------------------------------------------------------------------------
Net assets                                                                         $557,000,685
===============================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

WORLD INCOME PORTFOLIO

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME

Income:
Interest                                                                           $ 21,867,643
Fee income from securities lending (Note 3)                                              14,624
   Less foreign taxes withheld                                                          (30,299)
-----------------------------------------------------------------------------------------------
Total income                                                                         21,851,968
-----------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    4,359,713
Compensation of board members                                                            21,278
Custodian fees                                                                          185,500
Audit fees                                                                               28,500
Other                                                                                    16,130
-----------------------------------------------------------------------------------------------
Total expenses                                                                        4,611,121
   Earnings credits on cash balances (Note 2)                                            (1,361)
-----------------------------------------------------------------------------------------------
Total net expenses                                                                    4,609,760
-----------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                       17,242,208
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                                    15,714,975
   Foreign currency transactions                                                      1,898,783
   Futures contracts                                                                     42,917
   Swap transactions                                                                    (55,771)
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              17,600,904
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               (38,281,920)
-----------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                               (20,681,016)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $ (3,438,808)
===============================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

WORLD INCOME PORTFOLIO

YEAR ENDED OCT. 31,                                                         2005             2004
OPERATIONS

Investment income (loss) -- net                                          $ 17,242,208    $ 17,621,605
Net realized gain (loss) on investments                                    17,600,904      16,438,227
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     (38,281,920)     24,402,177
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (3,438,808)     58,462,009
-----------------------------------------------------------------------------------------------------
Proceeds from contributions                                                43,317,978      20,341,237
Fair value of withdrawals                                                 (42,528,918)    (62,192,959)
-----------------------------------------------------------------------------------------------------
Net contributions (withdrawals) from partners                                 789,060     (41,851,722)
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (2,649,748)     16,610,287
Net assets at beginning of year                                           559,650,433     543,040,146
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                                $557,000,685    $559,650,433
=====================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

WORLD INCOME PORTFOLIO

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2005, the Portfolio has entered into outstanding when-issued securities of $3,613,314 and other forward-commitments of $954,965.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Portfolio may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN SWAP TRANSACTIONS

The Portfolio may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Portfolio either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Portfolio agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Portfolio.

GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.77% to 0.67% annually as the Portfolio's assets increase.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Oct. 31, 2005, the Portfolio's custodian fees were reduced by $1,361 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $430,425,288 and $401,720,416, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $14,624 for the year ended Oct. 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

4. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2005, the Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                CURRENCY TO         CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                  BE DELIVERED         BE RECEIVED   APPRECIATION  DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 3, 2005                        161,921             286,228      $   --       $    356
                              British Pound         U.S. Dollar
Nov. 3, 2005                        375,954             280,988          --            113
                          Australian Dollar         U.S. Dollar
Nov. 18, 2005                     8,938,596       1,019,000,000          --        168,880
                                U.S. Dollar        Japanese Yen
Nov. 21, 2005                     9,550,000          11,403,846          --         52,601
                     European Monetary Unit         U.S. Dollar
Nov. 23, 2005                     1,710,059           2,890,000          --          2,417
                                U.S. Dollar    Singapore Dollar
Nov. 28, 2005                    34,800,000           1,414,519       5,179             --
                               Czech Koruna         U.S. Dollar
---------------------------------------------------------------------------------------------
Total                                                                $5,179       $224,367
---------------------------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At Oct. 31, 2005, investments in securities included securities valued at $493,876 that were pledged as collateral to cover initial margin deposits on 21 open purchase contracts denominated in Euros and 229 open sale contracts. The notional market value of the open purchase contracts at Oct. 31, 2005 was $3,030,538 with a net unrealized loss of $71,709. The notional market value of the open sale contracts at Oct. 31, 2005 was $24,697,392 with a net unrealized gain of $589,258. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS

At Oct. 31, 2005, the Portfolio had the following open total return swap contracts:

                                                       TERMINATION    NOTIONAL      UNREALIZED
                                                           DATE      PRINCIPAL   (DEPRECIATION)
----------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                  11/01/05   $2,400,000      $(40,363)

--------------------------------------------------------------------------------
29 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

RATIOS/SUPPLEMENTAL DATA

FISCAL PERIOD ENDED OCT. 31,                                               2005       2004       2003       2002      2001
Ratio of expenses to average daily net assets(a)                           .80%       .79%       .80%       .79%      .78%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets         2.98%      3.20%      3.29%      3.66%     5.27%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   73%        92%       117%        51%       24%
---------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                           (.67%)    11.21%     13.99%      6.89%    11.29%
---------------------------------------------------------------------------------------------------------------------------

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.
(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT

                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Income Portfolio (a series of World Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Income Portfolio as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
31 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE GLOBAL BOND FUND

OCT. 31, 2005

ASSETS

Investment in Portfolio (Note 1)                                                             $556,854,713
Capital shares receivable                                                                         140,322
----------------------------------------------------------------------------------------------------------
Total assets                                                                                  556,995,035
----------------------------------------------------------------------------------------------------------

LIABILITIES

Capital shares payable                                                                             53,343
Accrued distribution fee                                                                           16,768
Accrued service fee                                                                                     1
Accrued transfer agency fee                                                                         7,926
Accrued administrative services fee                                                                 3,650
Other accrued expenses                                                                             74,484
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 156,172
----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $556,838,863
==========================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                     $    844,495
Additional paid-in capital                                                                    543,118,322
Undistributed net investment income                                                            11,782,029
Accumulated net realized gain (loss) (Note 5)                                                  (6,437,920)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           7,531,937
----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $556,838,863
==========================================================================================================
Net assets applicable to outstanding shares:              Class A                            $353,306,100
                                                          Class B                            $110,636,065
                                                          Class C                            $  4,262,484
                                                          Class I                            $ 88,550,052
                                                          Class Y                            $     84,162
Net asset value per share of outstanding capital stock:   Class A shares        53,604,049   $       6.59
                                                          Class B shares        16,777,180   $       6.59
                                                          Class C shares           649,122   $       6.57
                                                          Class I shares        13,406,394   $       6.61
                                                          Class Y shares            12,737   $       6.61

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE GLOBAL BOND FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME

Income:
Interest                                                                                          $ 21,862,359
Fee income from securities lending                                                                      14,620
   Less foreign taxes withheld                                                                         (30,292)
---------------------------------------------------------------------------------------------------------------
Total income                                                                                        21,846,687
---------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                    4,608,561
Distribution fee
   Class A                                                                                             955,642
   Class B                                                                                           1,383,322
   Class C                                                                                              46,223
Transfer agency fee                                                                                  1,054,247
Incremental transfer agency fee
   Class A                                                                                              76,665
   Class B                                                                                              48,909
   Class C                                                                                               1,841
Service fee -- Class Y                                                                                      74
Administrative services fees and expenses                                                              342,324
Compensation of board members                                                                           10,251
Printing and postage                                                                                   162,381
Registration fees                                                                                       60,020
Audit fees                                                                                               9,500
Other                                                                                                   16,473
---------------------------------------------------------------------------------------------------------------
Total expenses                                                                                       8,776,433
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                    (84,459)
---------------------------------------------------------------------------------------------------------------
                                                                                                     8,691,974
   Earnings credits on cash balances (Note 2)                                                          (16,080)
---------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                   8,675,894
---------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                                      13,170,793
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions                                                                            15,713,733
   Foreign currency transactions                                                                     1,895,566
   Futures contracts                                                                                    42,902
   Swap transactions                                                                                   (55,756)
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                             17,596,445
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                              (38,272,090)
---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                              (20,675,645)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                   $ (7,504,852)
===============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE GLOBAL BOND FUND

YEAR ENDED OCT. 31,                                                                2005              2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  13,170,793     $  13,433,467
Net realized gain (loss) on investments                                          17,596,445        16,434,312
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (38,272,090)       24,395,700
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  (7,504,852)       54,263,479
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (19,756,566)      (13,588,587)
      Class B                                                                    (6,142,688)       (4,397,000)
      Class C                                                                      (200,996)         (141,492)
      Class I                                                                    (2,313,524)         (208,980)
      Class Y                                                                        (3,814)           (2,872)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                             (28,417,588)      (18,338,931)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Proceeds from sales
   Class A shares (Note 2)                                                       88,281,344        90,482,357
   Class B shares                                                                31,813,617        34,513,320
   Class C shares                                                                 1,377,503         1,609,678
   Class I shares                                                                68,619,250        22,849,823
   Class Y shares                                                                    62,732            13,380
Reinvestment of distributions at net asset value
   Class A shares                                                                18,374,858        12,568,801
   Class B shares                                                                 5,728,791         4,090,856
   Class C shares                                                                   176,818           124,689
   Class I shares                                                                 2,312,955           208,773
   Class Y shares                                                                     3,814             2,872
Payments for redemptions
   Class A shares                                                              (118,593,333)     (119,978,418)
   Class B shares (Note 2)                                                      (60,508,139)      (63,787,048)
   Class C shares (Note 2)                                                       (1,728,928)       (2,223,406)
   Class I shares                                                                (2,478,963)          (97,951)
   Class Y shares                                                                   (56,092)           (7,940)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                33,386,227       (19,630,214)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          (2,536,213)       16,294,334
Net assets at beginning of year                                                 559,375,076       543,080,742
--------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $ 556,838,863     $ 559,375,076
==============================================================================================================
Undistributed net investment income                                           $  11,782,029     $  14,144,995
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE GLOBAL BOND FUND (FORMERLY AXP GLOBAL BOND FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-  Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charges and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 15.90% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

INVESTMENT IN WORLD INCOME PORTFOLIO

The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2005 was 99.97%.

The Fund's Board approved the withdrawal of the Fund's assets from the Portfolio. As of Nov. 8, 2005, the Fund invests directly in and manages its own portfolio of securities rather than investing in the Portfolio.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $12,883,829 and accumulated net realized gain has been decreased by $12,883,829.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                            2005            2004
------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                       $19,756,566     $13,588,587
      Long-term capital gain                                         --              --

CLASS B
Distributions paid from:
      Ordinary income                                         6,142,688       4,397,000
      Long-term capital gain                                         --              --

CLASS C
Distributions paid from:
      Ordinary income                                           200,996         141,492
      Long-term capital gain                                         --              --

CLASS I*
      Ordinary income                                         2,313,524         208,980
      Long-term capital gain                                         --              --

CLASS Y
Distributions paid from:
      Ordinary income                                             3,814           2,872
      Long-term capital gain                                         --              --

* Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                               $12,660,256
Accumulated long-term gain (loss)                                           $(6,100,374)
Unrealized appreciation (depreciation)                                      $ 6,316,164

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.04% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $20.50
- Class B $21.50
- Class C $21.00
- Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $619,773 for Class A, $144,502 for Class B and $1,163 for Class C for the year ended Oct. 31, 2005.

Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Oct. 31, 2006, such that net expenses will not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.95% for Class I and 1.08% for Class Y. For the year ended Oct. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.35% for Class A, 2.12% for Class B, 2.12% for Class C, 0.91% for Class I and 1.18% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $58,077, $17,961, $700 and $13, respectively, and the management fees waived at the Fund level were $7,708.

During the year ended Oct. 31, 2005, the Fund's transfer agency fees were reduced by $16,080 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED OCT. 31, 2005
                                         CLASS A       CLASS B      CLASS C     CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------
Sold                                    12,792,108     4,572,740     200,644   10,013,472      9,106
Issued for reinvested distributions      2,648,124       822,515      25,507      336,240        549
Redeemed                               (17,214,211)   (8,827,651)   (251,580)    (357,832)    (8,067)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (1,773,979)   (3,432,396)    (25,429)   9,991,880      1,588
-------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED OCT. 31, 2004
                                         CLASS A       CLASS B      CLASS C     CLASS I*      CLASS Y
-------------------------------------------------------------------------------------------------------
Sold                                    13,443,824     5,113,276     239,474    3,398,078      2,007
Issued for reinvested distributions      1,868,388       607,744      18,597       31,012        426
Redeemed                               (17,795,771)   (9,514,367)   (331,347)     (14,576)    (1,156)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (2,483,559)   (3,793,347)    (73,276)   3,414,514      1,277
-------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $6,100,374 at Oct. 31, 2005, that if not offset by capital gains will expire in 2010. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                           2005       2004      2003       2002     2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 7.02     $ 6.57    $ 6.00     $5.81    $ 5.39
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .16        .17       .18       .19       .27
Net gains (losses) (both realized and unrealized)                       (.23)       .52       .60       .17       .30
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (.07)       .69       .78       .36       .57
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.36)      (.24)     (.21)     (.17)     (.15)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.59     $ 7.02    $ 6.57     $6.00    $ 5.81
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $  353     $  389    $  380     $ 348    $  355
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.35%(c)   1.34%     1.36%     1.34%     1.32%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.42%      2.66%     2.73%     3.12%     4.75%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 73%        92%      117%       51%       24%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        (1.18%)    10.70%    13.25%     6.24%    10.83%
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.37% for the year ended Oct. 31, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                           2005        2004      2003      2002      2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 7.02      $6.57     $5.99     $5.79     $5.38
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .10        .14       .12       .13       .21
Net gains (losses) (both realized and unrealized)                       (.23)       .50       .62       .19       .31
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (.13)       .64       .74       .32       .52
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.30)      (.19)     (.16)     (.12)     (.11)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.59      $7.02     $6.57     $5.99     $5.79
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $  111      $ 142     $ 158     $ 152     $ 145
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        2.12%(c)   2.10%     2.12%     2.10%     2.09%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.65%      1.90%     1.97%     2.36%     3.99%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 73%        92%      117%       51%       24%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        (1.98%)     9.83%    12.39%     5.59%     9.73%
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.13% for the year ended Oct. 31, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                            2005       2004      2003      2002      2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 6.99      $6.55    $ 5.98     $5.79     $5.38
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .11        .14       .13       .14       .21
Net gains (losses) (both realized and unrealized)                       (.22)       .49       .60       .18       .31
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (.11)       .63       .73       .32       .52
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.31)      (.19)     (.16)     (.13)     (.11)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.57      $6.99    $ 6.55     $5.98     $5.79
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $    4      $   5    $    5     $   3     $   1
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        2.12%(c)   2.09%     2.14%     2.10%     2.09%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.65%      1.91%     1.89%     2.29%     3.84%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 73%        92%      117%       51%       24%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        (1.83%)     9.72%    12.41%     5.51%     9.84%
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.14% for the year ended Oct. 31, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                            2005       2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                   $7.03      $6.77
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .19        .16
Net gains (losses) (both realized and unrealized)                       (.22)       .24
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (.03)       .40
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.39)      (.14)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $6.61      $7.03
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                $  89      $  24
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .91%       .89%(d)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.87%      3.07%(d)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 73%        92%
-----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                         (.56%)     6.06%(f)
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                           2005          2004     2003       2002     2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 7.04        $ 6.59   $ 6.01     $5.80   $ 5.40
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .16           .18      .19       .20      .29
Net gains (losses) (both realized and unrealized)                       (.22)          .52      .61       .19      .27
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (.06)          .70      .80       .39      .56
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.37)         (.25)    (.22)     (.18)    (.16)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.61        $ 7.04   $ 6.59     $6.01   $ 5.80
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $   --        $   --   $   --     $  --   $   --
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.18%(c)      1.17%    1.18%     1.17%    1.16%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.60%         2.83%    2.69%     3.29%    4.90%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 73%           92%     117%       51%      24%
------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        (1.00%)       10.86%   13.54%     6.72%   10.71%
------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.20% for the year ended Oct. 31, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Global Bond Fund (a series of AXP Global Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Bond Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
45 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE GLOBAL BOND FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                          0.00%
   Dividends Received Deduction for corporations                      0.00%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.23249
March 28, 2005                                                        0.04306
June 28, 2005                                                         0.05252
Sept. 28, 2005                                                        0.03204
TOTAL DISTRIBUTIONS                                                  $0.36011

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                          0.00%
   Dividends Received Deduction for corporations                      0.00%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.21941
March 28, 2005                                                        0.02901
June 28, 2005                                                         0.03903
Sept. 28, 2005                                                        0.01659
TOTAL DISTRIBUTIONS                                                  $0.30404

--------------------------------------------------------------------------------
46 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                          0.00%
   Dividends Received Deduction for corporations                      0.00%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.21871
March 28, 2005                                                        0.02859
June 28, 2005                                                         0.03913
Sept. 28, 2005                                                        0.01881
TOTAL DISTRIBUTIONS                                                  $0.30524

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                          0.00%
   Dividends Received Deduction for corporations                      0.00%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.24058
March 28, 2005                                                        0.05160
June 28, 2005                                                         0.06083
Sept. 28, 2005                                                        0.04024
TOTAL DISTRIBUTIONS                                                  $0.39325

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                          0.00%
   Dividends Received Deduction for corporations                      0.00%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2004                                                        $0.23547
March 28, 2005                                                        0.04605
June 28, 2005                                                         0.05582
Sept. 28, 2005                                                        0.03493
TOTAL DISTRIBUTIONS                                                  $0.37227

--------------------------------------------------------------------------------
47 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

                                                  BEGINNING         ENDING        EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                                 MAY 1, 2005    OCT. 31, 2005   THE PERIOD(a)   EXPENSE RATIO
Class A
  Actual(b)                                        $1,000         $  960.20        $ 6.71(c)         1.35%
  Hypothetical (5% return before expenses)         $1,000         $1,018.50        $ 6.91(c)         1.35%

Class B
  Actual(b)                                        $1,000         $  956.00        $10.46(c)         2.11%
  Hypothetical (5% return before expenses)         $1,000         $1,014.65        $10.77(c)         2.11%

Class C
  Actual(b)                                        $1,000         $  956.30        $10.51(c)         2.12%
  Hypothetical (5% return before expenses)         $1,000         $1,014.60        $10.82(c)         2.12%

Class I
  Actual(b)                                        $1,000         $  962.60        $ 4.48(c)          .90%
  Hypothetical (5% return before expenses)         $1,000         $1,020.78        $ 4.61(c)          .90%

Class Y
  Actual(b)                                        $1,000         $  961.20        $ 5.82(c)         1.17%
  Hypothetical (5% return before expenses)         $1,000         $1,019.41        $ 5.99(c)         1.17%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: -3.98% for Class A, -4.40% for Class B, -4.37% for Class C, -3.74% for Class I and -3.88% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 1.25% for Class A; 2.02% for Class B; 2.02% for Class C; 0.95% for Class I; and 1.08% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $6.21 for Class A, $10.01 for Class B, $10.01 for Class C, $4.58 for Class I and $5.37 for Class Y; the hypothetical expenses paid would have been $6.40 for Class A, $10.32 for Class B, $10.32 for Class C, $4.71 for Class I and $5.53 for Class Y.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                              Board member since 1999     Chair, Board Services
901 S. Marquette Ave.                                                    Corporation (provides
Minneapolis, MN 55402                                                    administrative services
Age 71                                                                   to boards); former
                                                                         Governor of Minnesota

Philip J. Carroll, Jr.*                      Board member since 2002     Retired Chairman and       Scottish Power PLC,
901 S. Marquette Ave.                                                    CEO, Fluor Corporation     Vulcan Materials
Minneapolis, MN 55402                                                    (engineering and           Company, Inc. (construction
Age 67                                                                   construction)              materials/chemicals)

Patricia M. Flynn                            Board member since 2004     Trustee Professor of
901 S. Marquette Ave.                                                    Economics and
Minneapolis, MN 55402                                                    Management, Bentley
Age 54                                                                   College; former Dean,
                                                                         McCallum Graduate School
                                                                         of Business, Bentley
                                                                         College

Anne P. Jones                                Board member since 1985     Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                              Board member since 2005     Former Managing            American Progressive
901 S. Marquette Ave.                                                    Director, Shikiar Asset    Insurance
Minneapolis, MN 55402                                                    Management
Age 70

Stephen R. Lewis, Jr.                        Board member since 2002     President Emeritus and     Valmont Industries, Inc.
901 S. Marquette Ave.                                                    Professor of Economics,    (manufactures irrigation
Minneapolis, MN 55402                                                    Carleton College           systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
50 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia                       Board member since 2004     Director, Enterprise       Strategic Distribution, Inc.
901 S. Marquette Ave.                                                    Asset Management, Inc.     (transportation,
Minneapolis, MN 55402                                                    (private real estate and   distribution and
Age 53                                                                   asset management company)  logistics consultants)

Alan K. Simpson                              Board member since 1997     Former three-term United
1201 Sunshine Ave.                                                       States Senator for
Cody, WY 82414                                                           Wyoming
Age 74

Alison Taunton-Rigby                         Board member since 2002     Chief Executive Officer,   Hybridon, Inc.
901 S. Marquette Ave.                                                    RiboNovix, Inc. since      (biotechnology); American
Minneapolis, MN 55402                                                    2003 (biotechnology);      Healthways, Inc. (health
Age 61                                                                   former President,          management programs)
                                                                         Forester Biotech

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                          Board member since 2001,    President - U.S. Asset
53600 Ameriprise Financial Center            Vice President              Management and Chief
Minneapolis, MN 55474                        since 2002                  Investment Officer,
Age 45                                                                   Ameriprise Financial,
                                                                         Inc. and President,
                                                                         Chairman of the Board
                                                                         and Chief Investment
                                                                         Officer, RiverSource
                                                                         Investments, LLC since
                                                                         2005; Senior Vice
                                                                         President - Chief
                                                                         Investment Officer,
                                                                         Ameriprise Financial,
                                                                         Inc. and Chairman of the
                                                                         Board and Chief
                                                                         Investment Officer,
                                                                         RiverSource Investments,
                                                                         LLC, 2001-2005; former
                                                                         Chief Investment Officer
                                                                         and Managing Director,
                                                                         Zurich Scudder
                                                                         Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
51 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                               Treasurer since 2002        Vice President -
105 Ameriprise Financial Center                                          Investment Accounting,
Minneapolis, MN 55474                                                    Ameriprise Financial,
Age 50                                                                   Inc., since 2002; Vice
                                                                         President - Finance,
                                                                         American Express Company,
                                                                         2000-2002; Vice President
                                                                         - Corporate Controller,
                                                                         Ameriprise Financial,
                                                                         Inc., 1996-2000

Paula R. Meyer                               President since 2002        Senior Vice President -
596 Ameriprise Financial Center                                          Mutual Funds, Ameriprise
Minneapolis, MN 55474                                                    Financial, Inc., since
Age 51                                                                   2002 and Senior Vice
                                                                         President, RiverSource
                                                                         Investments, LLC since
                                                                         2004; Vice President and
                                                                         Managing Director -
                                                                         American Express Funds,
                                                                         Ameriprise Financial,
                                                                         Inc., 2000-2002; Vice
                                                                         President, Ameriprise
                                                                         Financial, Inc.,
                                                                         1998-2000

Leslie L. Ogg                                Vice President, General     President of Board
901 S. Marquette Ave.                        Counsel, and Secretary      Services Corporation
Minneapolis, MN 55402                        since 1978
Age 67

Beth E. Weimer                               Chief Compliance Officer    Vice President and Chief
172 Ameriprise Financial Center              since 2004                  Compliance Officer,
Minneapolis, MN 55474                                                    Ameriprise Financial,
Age 52                                                                   Inc., since 2001 and
                                                                         Chief Compliance
                                                                         Officer, RiverSource
                                                                         Investments, LLC since
                                                                         2005; Vice President and
                                                                         Chief Compliance Officer
                                                                         - Asset Management and
                                                                         Insurance, Ameriprise
                                                                         Financial Services, Inc.,
                                                                         since 2001; Partner,
                                                                         Arthur Andersen Regulatory
                                                                         Risk Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
52 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
53 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also

--------------------------------------------------------------------------------
54 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points. The Board considered that advisory fees under the New IMS Agreement would decrease.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
55 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
56 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
57 -- RIVERSOURCE GLOBAL BOND FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                               S-6309 AA (12/05)

ANNUAL REPORT                                 [RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
GLOBAL EQUITY FUND


ANNUAL REPORT FOR THE
PERIOD ENDED OCT. 31, 2005


>  RIVERSOURCE GLOBAL EQUITY FUND (FORMERLY AXP(R) THREADNEEDLE GLOBAL EQUITY
   FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  5
The Fund's Long-term Performance                                              10
Investments in Securities                                                     12
Financial Statements (Portfolio)                                              17
Notes to Financial Statements (Portfolio)                                     20
Report of Independent Registered Public Accounting Firm (Portfolio)           24
Financial Statements (Fund)                                                   25
Notes to Financial Statements (Fund)                                          28
Report of Independent Registered Public Accounting Firm (Fund)                37
Federal Income Tax Information                                                38
Fund Expenses Example                                                         39
Board Members and Officers                                                    41
Approval of Investment Management Services Agreement                          44
Proxy Voting                                                                  49

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS           SINCE                  YEARS IN INDUSTRY
Dominic Rossi                10/03                          19
Steve Thornber               10/03                          18

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class

A: 5/29/90        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols by class

A: IGLGX          B: IDGBX          C: --            Y: IDGYX

Total net assets             $556.7 million

Number of holdings                      120

[CHART]

STYLE MATRIX

                          STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           /X/          / /
MEDIUM       / /           / /          / /
SMALL        / /           / /          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

[CHART]

United States                                                              37.4%
Japan                                                                      20.0%
United Kingdom                                                              6.4%
Switzerland                                                                 5.4%
France                                                                      5.2%
South Korea                                                                 4.8%
Cash & Short-Term Securities*                                               4.5%
Germany                                                                     3.1%
Hong Kong                                                                   3.1%
Canada                                                                      2.8%
Sweden                                                                      1.0%
Other**                                                                     6.3%

 * Of the 4.5%, 1.3% is due to security lending activity and 3.2% is the Fund's cash equivalent position.
** Includes Brazil, Czechoslovakia Federated Republic, Denmark, Greece, India,
   Italy, Netherlands, Norway, Peru, Russia, South Africa and Taiwan.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Microsoft (United States)                               2.3%
Home Depot (United States)                              2.2
Mitsubishi UFJ Financial Group (Japan)                  2.1
Citigroup (United States)                               2.0
Roche Holding (Switzerland)                             2.0
UBS (Switzerland)                                       1.9
Johnson & Johnson (United States)                       1.8
Samsung Electronics (South Korea)                       1.8
Altria Group (United States)                            1.5
Shinhan Financial Group (South Korea)                   1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

This Fund primarily invests in large-capitalization companies but may invest a small portion in small- and mid-capitalization companies. Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource Global Equity Fund Class A
(excluding sales charge)                                             +21.48%
Morgan Stanley Capital International
(MSCI) All Country World Index (unmanaged)                           +14.87%
Lipper Global Funds Index                                            +15.12%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                        CLASS A              CLASS B                   CLASS C               CLASS Y
                       (5/29/90)            (3/20/95)                 (6/26/00)             (3/20/95)
(INCEPTION DATES)   NAV(1)    POP(2)     NAV(1)   AFTER CDSC(3)     NAV(1)   AFTER CDSC(4)    NAV(5)
AT OCT. 31, 2005
1 year              +21.48%   +14.49%    +20.74%     +15.74%        +20.89%     +19.89%       +21.90%
3 years             +16.95%   +14.66%    +16.07%     +15.07%        +16.06%     +16.06%       +17.19%
5 years              -2.72%    -3.87%     -3.45%      -3.77%         -3.47%      -3.47%        -2.53%
10 years             +4.84%    +4.22%     +4.05%      +4.05%           N/A         N/A         +5.02%
Since inception      +5.23%    +4.82%     +4.66%      +4.66%         -5.28%      -5.28%        +5.64%

AT SEPT. 30, 2005
1 year              +28.62%   +21.22%    +27.52%     +22.52%        +27.50%     +26.50%       +28.74%
3 years             +20.37%   +18.03%    +19.47%     +18.52%        +19.40%     +19.40%       +20.71%
5 years              -3.15%    -4.28%     -3.90%      -4.21%         -3.94%      -3.94%        -2.95%
10 years             +4.77%    +4.15%     +3.97%      +3.97%           N/A         N/A         +4.95%
Since inception      +5.47%    +5.07%     +5.01%      +5.01%         -4.82%      -4.82%        +6.00%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, RIVERSOURCE GLOBAL EQUITY FUND PORTFOLIO MANAGERS DOMINIC ROSSI AND STEPHEN THORNBER OF THREADNEEDLE INTERNATIONAL LIMITED (THREADNEEDLE) DISCUSS THE FUND'S RESULTS AND POSITIONING FOR THE 12 MONTHS ENDED OCT. 31, 2005. THREADNEEDLE, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC. ACTS AS THE SUBADVISER TO THE FUND.

Q: HOW DID RIVERSOURCE GLOBAL EQUITY FUND PERFORM FOR THE FISCAL YEAR ENDED OCT. 31, 2005?

A: The Fund gained 21.48% (Class A shares excluding sales charge) for the 12-month period ended Oct. 31, 2005. The Fund significantly outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 14.87% for the period. The Lipper Global Funds Index, representing the Fund's peer group, rose 15.12% over the same time frame.

Q:  WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A: The Fund had an outstanding year. While sector and asset allocation (i.e., geographic) strategies added value over the course of the year, it was stock selection that added significant value and drove the Fund's consistent outperformance.

    Energy was a strong theme that we followed throughout the period. We kept our allocation to the energy sector greater than the MSCI Index throughout the year. Some noteworthy energy stocks in the Fund included U.S. oil and gas companies Valero Energy and EOG (Enron Oil and Gas) Resources. Both companies delivered very strong performance throughout the period. Another notable -- and somewhat different type of oil stock -- is Canadian oil sands stock EnCana, another strong energy performer. Currently, oil sands account for about one-third of Canada's total oil production. Oil sands are composed of sand, bitumen (a thick form of crude oil), clay and water. After processing, it is sent by pipeline and used by conventional oil refineries. Generally, the Fund's positions in energy are geared toward refining, marketing and exploration companies at the expense of the larger integrated oil companies. This strategy has worked well for the Fund. The majority of the Fund's oil and gas holdings are located in North America. Our energy holdings with resources in the path of Hurricane Katrina escaped significant damage.

    Some notable stocks that helped boost the Fund's performance include U.S. companies AmeriTrade and Google Cl A. AmeriTrade, the online brokerage company, had some takeover activity that helped the share price. Google Cl A, the technology company best known for its internet search engine, did extremely well and more than doubled its share price.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> GENERALLY, THE FUND'S POSITIONS IN ENERGY ARE GEARED TOWARD REFINING, MARKETING AND EXPLORATION COMPANIES AT THE EXPENSE OF THE LARGER INTEGRATED OIL COMPANIES. THIS STRATEGY HAS WORKED WELL FOR THE FUND.

    Another noteworthy stock is Hyundai Development, a property developer in South Korea. It rose more than 100% over the course of the year.

    Although we had reported that stock selection was strong throughout the year, the strongest period of outperformance was May through July, or the Fund's "third quarter." The list of stock winners in this timeframe was extensive, including Canadian oil sand company, EnCana (discussed above), up more than 60%; Brazilian iron ore producer Cia Vale do Rio Doce ADR (CVRD), up 50% against a backdrop of rising commodity prices; and U.S. biochemical company Myogen rose no less than 230%. Myogen researches, develops and markets small molecule therapeutics for treating cardiovascular diseases. It is a long-term holding that had disappointed for months on end. However, its extraordinary performance over this timeframe validated our on-going confidence in the company and our patience, which is a necessary virtue when investing, but is especially needed in biopharmaceutical company investments -- where success is based on innovative research and development, lengthy clinical trials and needs in the marketplace.

    During that same three-month timeframe, our strategy in Japan came into its own. In retrospect, we focused on Japan too early in the fiscal year. We have maintained a larger-than-MSCI Index position since early in the year and added to our Japanese positions in early spring. Our position in Japan did not start to benefit the Fund until the second half of the fiscal year. Then the allocation and sector strategies, as well as stock selection came together. Some stocks that contributed significantly to performance were:
    Mitsubishi UFJ Financial Group (MUFG), which is one of the world's largest banks; GOLDCREST, a condominium developer; Komatsu, an earth moving equipment company that posted very strong profits on the back of burgeoning Chinese demand; and Nisshin Steel, a leader for both quality and volume of production in the specialty steel industry.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> OUR POSITION IN JAPAN DID NOT START TO BENEFIT THE FUND UNTIL THE SECOND HALF OF THE FISCAL YEAR. THEN THE ALLOCATION AND SECTOR STRATEGIES, AS WELL AS STOCK SELECTION CAME TOGETHER.

    Not every strategy or stock played to our favor. The Fund had several detractors from performance during the period. One such detractor was our underweight position (relative to the MSCI Index) in the industrials sector. Industrials did well throughout the year, and we did not fully capture the performance in that sector. Another detractor was our too-early entry to the Japanese market, as discussed above. Although this asset allocation decision later benefited the Fund, we waited nearly six months for the strategy to show success. Although we noted that stock selection was beneficial to performance throughout the year, not every stock over the annual period was a winner. For example, over a three-month period, U.S. orthopaedic mattress company Temper-Pedic's stock dropped by 50%. We weathered its first large drop because we still held out hope of recovery. However when Temper-Pedic's stock fell again, we sold our position. Other disappointing stocks included U.S. companies Harley Davidson, the motorcycle manufacturer and Rockwell Automation, manufacturer of computer equipment for use in factory automation applications.

Q:  WHAT CHANGES DID YOU MAKE TO THE FUND?

A: Energy was a key contributor to the Fund's performance through much of the year, and there was considerable activity in the sector. Spring was an especially volatile season for oil stocks. In March, we reduced our positions in oil companies. Shortly after, in April, prices on those stocks dropped. In May, we re-established our position in oil stocks.

    So, taking profits from holdings, exercising watchful patience and then buying on market lows has been a successful strategy that helped boost performance. In early October -- late in the fiscal year -- we again reduced our oil stocks.

    In the financials sector, we increased our exposure around the world over the course of the year. We noted previously that we added MUFG in Japan, but also added banks, insurance companies and

--------------------------------------------------------------------------------
                       RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT -- 7

QUESTIONS & ANSWERS

    brokerage service companies in the U.K. and U.S. bank stocks in the U.S. have been inexpensive for some time. We believe this will change, so we established positions in several large U.S. banks while their valuations remained low. We added Bank of America, Wells Fargo & Co., Wachovia and US Bancorp to the Fund.

    Another sector-related change was to increase the Fund's health care exposure. Companies such as Nobel Biocare Holding, a Swiss company that produces innovative orthodontics; St. Jude Medical, a U.S. medical equipment and supply company; and German health care services provider Fresenius Medical Care have all contributed to performance this year. In the biopharmaceutical area, we have had considerable success with U.S. companies Myogen (discussed above), Amgen, a developer and producer of innovative human therapeutics, and recently added ViroPharma, a company developing proprietary antiviral pharmaceuticals for treating viral diseases, such as colds and influenza.

    Also, in this period, we have entered a new area of focus in the U.S., home building-related companies. One such company that we added to the Fund is Home Depot, a specialty retailer for the building trade and home improvement do-it-yourself consumers. Many companies related to home construction and remodeling in the United States have had a recent setback. We, however, take their setback as an encouraging investment opportunity.

    On the asset allocation front, as discussed, we increased our position in Japan at certain points throughout the period. Also, in Asia, we reduced our position in Hong Kong and later added to our South Korean holdings. Early in the period, for example, Hong Kong and South Korea were approximately 6% and 2% of the Fund. Late in the period, those percentages were reversed with South Korea at nearly 4.8%. At the end of the reporting period, the countries with the three greatest percentages of the portfolio's assets were the U.S. at 37.4%, Japan at 20.0% and the U.K. at 6.4%.

Q: HOW IS THE FUND CURRENTLY POSITIONED, AND HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: We believe that our big themes this year -- oil and Japan -- have exhausted themselves in the short term. This is not to say that we will desert them, but we have cut back on our positions somewhat; here is why:

    - Oil has had a long, successful run, although fraught with volatility. We believe this sector will continue to benefit investors over the long term,

--------------------------------------------------------------------------------
8 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

        but in the short term, oil stocks have slowed. We have reduced the Fund's position in oil, but still remain overweight in the energy sector relative to the MSCI Index.

    - Japan has been a key focus over the course of the year, and started to pay off in the second half. Even though we have reduced our allocation to Japan, we remain heavily invested there. At the end of the period, Japan was the Fund's second largest country position. Political and economic news late in the year add credence to our optimistic view of Japan. In September 2005, Prime Minister Koizumi's decisive victory in Japan's general election spurred the Japanese market to new four-year highs, fuelled by foreign buying. The election result has enhanced the prospects for further reforms in Japan. The brighter economic outlook and increasing corporate profitability there have also continued to drive the market higher. Also, there has been a notable fall in unemployment and an improvement in consumer spending; both bode well for the recovering economy. We are bullish on Japan and will likely remain so, but we felt a reduction in exposure was necessary at this time.

        Always mindful that markets are volatile, we strive to limit risk, so we have reduced our exposure to oil and Japan, although our positions still remain above those of the MSCI Index.

        In the near term, we will likely not change the overall structure of the Fund much more. Our asset allocation, with its heavy focus on the U.S., is poised for results. We have built up our exposure to South Korea, which at the end of the fiscal year was at 4.8%. We see promise here and will continue to look for opportunities going forward. On the sector side, we have increased our positions in the financials sector, to bring it to be the largest sector in the Fund. We anticipate that the addition of several U.S., U.K and Japanese banks, brokerage companies and insurance companies will benefit the Fund's on-going performance.

        We watch for, as always, sectors with improving returns on capital, some growth, and areas that are uncorrelated with other sectors or regions. So, by adding new ideas to the Fund, we build in some additional diversification and increase the likelihood that the Fund will benefit from these new ideas over both the short- and long-term.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Equity Fund Class A shares (from 11/1/95 to 10/31/05) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) All Country World Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                             CLASS A
                       --------------------------------------------------
                                    SHORT-TERM      LONG-TERM
FISCAL YEAR ENDED       INCOME    CAPITAL GAINS   CAPITAL GAINS    TOTAL
Oct. 31, 2005             $0.03        $  --           $  --        $0.03
Oct. 31, 2004                --           --              --           --
Oct. 31, 2003                --           --              --           --
Oct. 31, 2002                --           --              --           --
Oct. 31, 2001              0.02         0.08            1.26         1.36

--------------------------------------------------------------------------------
10 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

[CHART]

  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL EQUITY FUND

                                     '95      '96      '97      '98      '99      '00      '01      '02      '03      '04      '05
RIVERSOURCE GLOBAL EQUITY FUND
CLASS A (INCLUDING SALES CHARGE)   $ 9,425  $10,793  $11,464  $13,413  $16,577  $17,363  $11,315  $ 9,457  $11,146  $12,453  $15,127
MSCI ALL COUNTRY WORLD INDEX(1)    $10,000  $11,585  $13,447  $15,199  $19,154  $19,307  $14,451  $12,490  $15,644  $17,839  $20,491
LIPPER GLOBAL FUNDS INDEX(2)       $10,000  $11,485  $13,544  $14,324  $17,748  $19,863  $15,160  $13,151  $16,130  $18,204  $20,957

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2005

                                                                                                                   SINCE
                                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS INCEPTION(3)
RIVERSOURCE GLOBAL EQUITY FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                                     $11,449   $15,074   $ 8,209   $15,127    $20,670
         Average annual total return                                      +14.49%   +14.66%    -3.87%    +4.22%     +4.82%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX(1)
         Cumulative value of $10,000                                     $11,487   $16,405   $10,615   $20,491    $30,984
         Average annual total return                                      +14.87%   +17.94%    +1.20%    +7.44%     +7.61%

LIPPER GLOBAL FUNDS INDEX(2)
         Cumulative value of $10,000                                     $11,512   $15,926   $10,547   $20,957    $32,297
         Average annual total return                                      +15.12%   +16.78%    +1.07%    +7.67%     +7.90%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 29, 1990. MSCI All Country World Index and Lipper peer group data is from June 1, 1990.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

WORLD GROWTH PORTFOLIO

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                                 SHARES                  VALUE(a)
COMMON STOCKS (96.2%)(c)

BRAZIL (0.6%)
METALS & MINING
Cia Vale do Rio Doce ADR                                                  90,427             $3,336,756
-------------------------------------------------------------------------------------------------------

CANADA (2.8%)
AIRLINES (0.5%)
ACE Aviation Holdings Cl A                                               114,100(b)           2,995,004
-------------------------------------------------------------------------------------------------------

METALS & MINING (0.5%)
Cameco                                                                    60,800              2,923,651
-------------------------------------------------------------------------------------------------------

OIL & GAS (1.8%)
EnCana                                                                    78,040              3,568,298
Suncor Energy                                                            114,374              6,133,878
                                                                                          -------------
Total                                                                                         9,702,176
-------------------------------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.4%)
PHARMACEUTICALS
Zentiva GDR                                                               44,801(b),(d)       1,983,533
-------------------------------------------------------------------------------------------------------

DENMARK (--%)
INSURANCE
TrygVesta                                                                  6,459(b)             266,592
-------------------------------------------------------------------------------------------------------

FRANCE (5.3%)
AUTOMOBILES (0.5%)
Renault                                                                   31,821              2,755,832
-------------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
BNP Paribas                                                               35,490              2,691,698
-------------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
France Telecom                                                           130,000              3,379,630
-------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
Schneider Electric                                                        56,311              4,627,564
-------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.1%)
Gaz de France                                                              9,968                306,406
-------------------------------------------------------------------------------------------------------

IT SERVICES (1.0%)
Atos Origin                                                               80,174(b)           5,509,198
-------------------------------------------------------------------------------------------------------

OIL & GAS (0.5%)
Total                                                                     10,773             $2,711,033
-------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
Sanofi-Aventis                                                            92,529              7,412,870
-------------------------------------------------------------------------------------------------------

GERMANY (2.3%)
ELECTRIC UTILITIES (0.7%)
E.ON                                                                      41,070              3,721,357
-------------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
Fresenius Medical Care                                                    40,736              3,677,847
-------------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Hypo Real Estate Holding                                                 110,000              5,306,452
-------------------------------------------------------------------------------------------------------

GREECE (0.9%)
CONSTRUCTION MATERIALS
TITAN Cement                                                             153,130              5,235,897
-------------------------------------------------------------------------------------------------------

HONG KONG (3.2%)
MULTILINE RETAIL (0.9%)
Lifestyle Intl Holdings                                                3,275,000              4,734,709
-------------------------------------------------------------------------------------------------------

REAL ESTATE (1.1%)
New World Development                                                  3,106,600              3,844,980
Sun Hung Kai Properties                                                  263,000              2,496,207
                                                                                          -------------
Total                                                                                         6,341,187
-------------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.2%)
Esprit Holdings                                                          929,500              6,585,095
-------------------------------------------------------------------------------------------------------

INDIA (0.7%)
COMMERCIAL BANKS
State Bank of India GDR                                                   87,394(d)           3,770,177
-------------------------------------------------------------------------------------------------------

ITALY (0.9%)
OIL & GAS
Eni                                                                      193,225(e)           5,172,083
-------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                                 SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (20.3%)
AUTOMOBILES (0.7%)
Honda Motor                                                               70,700            $ 3,932,338
-------------------------------------------------------------------------------------------------------

CAPITAL MARKETS (2.2%)
Matsui Securities                                                        229,800(e)           2,553,594
Nomura Holdings                                                          408,000              6,294,630
Tokai Tokyo Securities                                                   844,000              3,312,034
                                                                                          -------------
Total                                                                                        12,160,258
-------------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.1%)
Bank of Yokohama                                                         610,000              4,967,031
Chiba Bank                                                               618,000              5,501,462
Mitsubishi UFJ Financial Group                                               953             11,978,762
                                                                                          -------------
Total                                                                                        22,447,255
-------------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Nishimatsu Construction                                                  690,000              3,195,131
Okumura                                                                  209,000              1,308,097
                                                                                          -------------
Total                                                                                         4,503,228
-------------------------------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
Aiful                                                                     74,050              5,539,251
-------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Hoya                                                                     153,600              5,380,209
-------------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.2%)
Daito Trust Construction                                                 137,300              6,803,644
Daiwa House Industry                                                     218,000              2,922,079
GOLDCREST                                                                 66,230              4,140,011
Sharp                                                                    293,000              4,023,637
                                                                                          -------------
Total                                                                                        17,889,371
-------------------------------------------------------------------------------------------------------

INSURANCE (1.5%)
Nisshin Fire &  Marine Insurance                                         363,000              1,635,411
T&D Holdings                                                             106,950              6,726,040
                                                                                          -------------
Total                                                                                         8,361,451
-------------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.5%)
eAccess                                                                    4,857              3,016,276
-------------------------------------------------------------------------------------------------------

MACHINERY (2.0%)
AMADA                                                                    713,000              5,447,555
Komatsu                                                                  438,000              5,836,719
                                                                                          -------------
Total                                                                                        11,284,274
-------------------------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Nisshin Steel                                                          1,488,000              4,723,968
-------------------------------------------------------------------------------------------------------

OIL & GAS (1.0%)
Nippon Oil                                                               651,000            $ 5,559,960
-------------------------------------------------------------------------------------------------------

REAL ESTATE (1.0%)
Mitsui Fudosan                                                           328,000              5,369,861
-------------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Kamigumi                                                                 362,000              2,983,996
-------------------------------------------------------------------------------------------------------

NETHERLANDS (0.7%)
FOOD PRODUCTS
Royal Numico                                                             100,070(b)           4,052,981
-------------------------------------------------------------------------------------------------------

NORWAY (0.2%)
ENERGY EQUIPMENT & SERVICES
TGS NOPEC Geophysical                                                     35,000(b)           1,316,522
-------------------------------------------------------------------------------------------------------

PERU (0.4%)
METALS & MINING
Compania de Minas
  Buenaventura ADR                                                        86,661              2,233,254
-------------------------------------------------------------------------------------------------------

RUSSIA (0.5%)
WIRELESS TELECOMMUNICATION SERVICES
Mobile Telesystems ADR                                                    72,758              2,691,318
-------------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.7%)
FOOD & STAPLES RETAILING
Massmart Holdings                                                        485,061              3,748,660
-------------------------------------------------------------------------------------------------------

SOUTH KOREA (4.9%)
CHEMICALS (0.4%)
Hanwha Chemical                                                          200,000              2,133,263
-------------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
Shinhan Financial Group                                                  237,150              7,974,976
-------------------------------------------------------------------------------------------------------

MACHINERY (0.2%)
Hyundai Heavy Inds                                                        18,040              1,186,646
-------------------------------------------------------------------------------------------------------

METALS & MINING (1.1%)
POSCO                                                                     28,616              5,878,921
-------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Samsung Electronics                                                       18,695              9,987,191

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                                 SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)

SWEDEN (1.0%)
COMMUNICATIONS EQUIPMENT
Telefonaktiebolaget LM
  Ericsson Cl B                                                        1,650,539            $ 5,409,623
-------------------------------------------------------------------------------------------------------

SWITZERLAND (5.5%)
CAPITAL MARKETS (1.9%)
UBS                                                                      125,105(b)          10,667,013
-------------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Nestle                                                                    13,970              4,160,155
-------------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Nobel Biocare Holding                                                     21,063              4,856,349
-------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Roche Holding                                                             74,712             11,163,559
-------------------------------------------------------------------------------------------------------

TAIWAN (0.3%)
REAL ESTATE
Hung Poo Real Estate
  Development                                                          3,778,000              1,905,694
-------------------------------------------------------------------------------------------------------

UNITED KINGDOM (6.5%)
CAPITAL MARKETS (0.4%)
3i Group                                                                 180,271              2,418,664
-------------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Standard Chartered Bank                                                  205,546              4,316,341
-------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
British Energy Group                                                     422,869(b)           3,325,266
-------------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Tesco                                                                    914,739              4,870,641
-------------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Cadbury Schweppes                                                        584,861              5,763,206
-------------------------------------------------------------------------------------------------------

METALS & MINING (1.2%)
BHP Billiton                                                             441,866              6,501,982
-------------------------------------------------------------------------------------------------------

OIL & GAS (0.9%)
BP                                                                       464,057              5,140,466
-------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Vodafone Group                                                         1,545,044              4,056,308
-------------------------------------------------------------------------------------------------------

UNITED STATES (38.1%)
BEVERAGES (0.8%)
PepsiCo                                                                   72,699            $ 4,295,057
-------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.8%)
Amgen                                                                     67,935(b)           5,146,755
Myogen                                                                   161,959(b)           3,247,278
ViroPharma                                                                93,168(b)           1,785,099
                                                                                          -------------
Total                                                                                        10,179,132
-------------------------------------------------------------------------------------------------------

CAPITAL MARKETS (2.7%)
Bear Stearns Companies                                                    37,617              3,979,879
E*TRADE Financial                                                        190,939(b)           3,541,918
Goldman Sachs Group                                                       23,250              2,938,103
Lehman Brothers Holdings                                                  36,837              4,408,283
                                                                                          -------------
Total                                                                                        14,868,183
-------------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.2%)
Bank of America                                                          165,988              7,260,314
US Bancorp                                                               150,881              4,463,060
Wachovia                                                                  59,946              3,028,472
Wells Fargo & Co                                                          48,197              2,901,459
                                                                                          -------------
Total                                                                                        17,653,305
-------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems                                                            159,609(b)           2,785,177
-------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Dell                                                                      55,342(b)           1,764,303
-------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.0%)
Citigroup                                                                246,327             11,276,850
-------------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
CVS                                                                       99,385              2,425,988
Walgreen                                                                  87,962              3,996,114
                                                                                          -------------
Total                                                                                         6,422,102
-------------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
St. Jude Medical                                                         115,059(b)           5,530,886
Thermo Electron                                                          116,225(b)           3,508,833
Zimmer Holdings                                                           44,678(b)           2,849,116
                                                                                          -------------
Total                                                                                        11,888,835
-------------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.3%)
DaVita                                                                    40,683(b)           2,000,790
Laboratory Corp of
  America Holdings                                                        64,205(b)           3,097,891
WellPoint                                                                104,108(b)           7,774,786
                                                                                          -------------
Total                                                                                        12,873,467
-------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                                 SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)

UNITED STATES (CONT.)
INSURANCE (1.9%)
American Intl Group                                                       97,213           $  6,299,403
Genworth Financial Cl A                                                  130,693              4,141,661
                                                                                          -------------
Total                                                                                        10,441,064
-------------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.2%)
Google Cl A                                                               17,857(b)           6,645,304
-------------------------------------------------------------------------------------------------------

MEDIA (0.9%)
Dex Media                                                                187,328              5,052,236
-------------------------------------------------------------------------------------------------------

OIL & GAS (4.8%)
EOG Resources                                                             60,389              4,093,166
Forest Oil                                                               105,453(b)           4,606,187
Kerr-McGee                                                                42,867              3,645,410
Marathon Oil                                                              51,181              3,079,049
Ultra Petroleum                                                           75,888(b)           3,983,361
Valero Energy                                                             62,402              6,567,186
                                                                                          -------------
Total                                                                                        25,974,359
-------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (2.7%)
Abbott Laboratories                                                      113,775              4,898,014
Johnson & Johnson                                                        165,163             10,342,507
                                                                                          -------------
Total                                                                                        15,240,521
-------------------------------------------------------------------------------------------------------

SOFTWARE (4.2%)
Adobe Systems                                                            207,100              6,678,975
Autodesk                                                                  93,844              4,235,180
Microsoft                                                                495,744             12,740,621
                                                                                          -------------
Total                                                                                        23,654,776
-------------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.0%)
Home Depot                                                               302,863             12,429,498
Staples                                                                  185,069              4,206,607
                                                                                          -------------
Total                                                                                        16,636,105
-------------------------------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                                             112,843              8,468,867
-------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
American Tower Cl A                                                      223,308(b)           5,325,896
-------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $463,620,644)                                                                       $535,502,981
-------------------------------------------------------------------------------------------------------

PREFERRED STOCK (0.8%)(c)
GERMANY
Porsche                                                                    6,537           $  4,712,115
-------------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $3,369,108)                                                                         $  4,712,115
-------------------------------------------------------------------------------------------------------

                                                                       AMOUNT
                                                      EFFECTIVE      PAYABLE AT
ISSUER                                                  YIELD         MATURITY                 VALUE(a)
SHORT-TERM SECURITIES (4.6%)(f)
COMMERCIAL PAPER
Alpine Securitization
   11-30-05                                             4.02%        $ 5,000,000(g)         $ 4,983,292
Bryant Park Funding
   11-21-05                                             4.01           5,000,000(g)           4,988,333
Deutsche Bank
   11-01-05                                             4.04          10,600,000             10,598,810
Park Granada LLC
   11-07-05                                             3.87           5,000,000(g)           4,996,238
-------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $25,569,513)                                                                         $25,566,673
-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $492,559,265)(h)                                                                    $565,781,769
=======================================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $5,753,710 or 1.0% of net assets.

(e) At Oct. 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of net assets. See Note 4 to the financial statements. 3.3% of net assets is the Fund's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $14,967,863 or 2.7% of net assets.

(h) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $495,298,524 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                        $ 80,607,994
    Unrealized depreciation                                         (10,124,749)
    ----------------------------------------------------------------------------
    Net unrealized appreciation                                    $ 70,483,245
    ----------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

WORLD GROWTH PORTFOLIO

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $492,559,265)                                   $565,781,769
Foreign currency holdings (identified cost $277,188) (Note 1)            269,354
Dividends and accrued interest receivable                                546,756
Reclaims receivable                                                      399,283
--------------------------------------------------------------------------------
Total assets                                                         566,997,162
--------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                        566,820
Payable for investment securities purchased                            2,582,557
Payable upon return of securities loaned (Note 4)                      7,082,800
Accrued investment management services fee                                35,537
Other accrued expenses                                                    86,852
--------------------------------------------------------------------------------
Total liabilities                                                     10,354,566
--------------------------------------------------------------------------------
Net assets                                                          $556,642,596
================================================================================
* Including securities on loan, at value (Note 4)                   $  6,438,448
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

WORLD GROWTH PORTFOLIO

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                    $  9,813,718
Interest                                                                          203,069
Fee income from securities lending (Note 4)                                       185,022
   Less foreign taxes withheld                                                   (419,426)
-----------------------------------------------------------------------------------------
Total income                                                                    9,782,383
-----------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              4,471,632
Compensation of board members                                                      11,035
Custodian fees                                                                    176,418
Audit fees                                                                         30,000
Other                                                                              17,901
-----------------------------------------------------------------------------------------
Total expenses                                                                  4,706,986
   Earnings credits on cash balances (Note 2)                                      (3,574)
-----------------------------------------------------------------------------------------
Total net expenses                                                              4,703,412
-----------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 5,078,971
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              66,629,594
   Foreign currency transactions                                                   72,400
-----------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        66,701,994
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          30,984,448
-----------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          97,686,442
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $102,765,413
=========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

WORLD GROWTH PORTFOLIO

YEAR ENDED OCT. 31,                                                                  2005                2004
OPERATIONS
Investment income (loss) -- net                                                  $  5,078,971        $  3,837,875
Net realized gain (loss) on investments                                            66,701,994          42,451,978
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              30,984,448          11,388,618
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   102,765,413          57,678,471
-----------------------------------------------------------------------------------------------------------------
Proceeds from contributions                                                        16,120,671             954,259
Fair value of withdrawals                                                         (36,146,462)        (98,738,060)
-----------------------------------------------------------------------------------------------------------------
Net contributions (withdrawals) from partners                                     (20,025,791)        (97,783,801)
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            82,739,622         (40,105,330)
Net assets at beginning of year                                                   473,902,974         514,008,304
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                        $556,642,596        $473,902,974
=================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

WORLD GROWTH PORTFOLIO

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of companies around the world, including companies located in developed and emerging countries. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.8% to 0.675% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of RiverSource Global Equity Fund to the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $417,773 for the year ended Oct. 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the portfolio.

During the year ended Oct. 31, 2005, the Portfolio's custodian fees were reduced by $3,574 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $468,876,014 and $490,183,946, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2005, securities valued at $6,438,448 were on loan to brokers. For collateral, the Portfolio received $7,082,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $185,022 for the year ended Oct. 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

FISCAL PERIOD ENDED OCT. 31,                                            2005        2004        2003        2002         2001
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average daily net assets(a)                         .91%        .71%        .74%        .72%         .62%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .99%        .78%       1.01%        .67%         .95%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 93%        104%        132%        123%         218%
--------------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                        22.53%      12.26%      18.91%     (15.58%)     (34.42%)
--------------------------------------------------------------------------------------------------------------------------------

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.
(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Growth Portfolio (a series of World Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Growth Portfolio as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

December 20, 2005

--------------------------------------------------------------------------------
24 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE GLOBAL EQUITY FUND

OCT. 31, 2005

ASSETS
Investment in Portfolio (Note 1)                                                           $  556,563,613
Capital shares receivable                                                                         326,004
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                  556,889,617
-----------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                             30,101
Accrued distribution fee                                                                           17,546
Accrued service fee                                                                                    52
Accrued transfer agency fee                                                                        10,754
Accrued administrative services fee                                                                 3,603
Other accrued expenses                                                                             96,898
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 158,954
-----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $  556,730,663
===========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $      903,058
Additional paid-in capital                                                                  1,049,508,642
Excess of distributions over net investment income                                             (1,367,979)
Accumulated net realized gain (loss) (Note 5)                                                (565,543,381)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          73,230,323
-----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $  556,730,663
===========================================================================================================
Net assets applicable to outstanding shares:    Class A                                    $  446,193,352
                                                Class B                                    $  101,828,582
                                                Class C                                    $    2,334,217
                                                Class Y                                    $    6,374,512
Net asset value per share of outstanding
   capital stock:                               Class A shares               71,576,192    $         6.23
                                                Class B shares               17,316,751    $         5.88
                                                Class C shares                  399,315    $         5.85
                                                Class Y shares                1,013,563    $         6.29

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE GLOBAL EQUITY FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                      $ 9,812,334
Interest                                                                           203,037
Fee income from securities lending                                                 184,996
   Less foreign taxes withheld                                                    (419,367)
--------------------------------------------------------------------------------------------
Total income                                                                     9,781,000
--------------------------------------------------------------------------------------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                4,702,746
Distribution fee
   Class A                                                                         998,361
   Class B                                                                       1,085,962
   Class C                                                                          16,253
Transfer agency fee                                                              1,359,024
Incremental transfer agency fee
   Class A                                                                         110,026
   Class B                                                                          57,027
   Class C                                                                             728
Service fee -- Class Y                                                               5,695
Administrative services fees and expenses                                          305,907
Compensation of board members                                                       10,251
Printing and postage                                                               188,250
Registration fees                                                                   54,130
Audit fees                                                                          10,000
Other                                                                               12,554
--------------------------------------------------------------------------------------------
Total expenses                                                                   8,916,914
   Earnings credits on cash balances (Note 2)                                      (21,787)
--------------------------------------------------------------------------------------------
Total net expenses                                                               8,895,127
--------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    885,873
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                                        66,620,647
   Foreign currency transactions                                                    72,407
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         66,693,054
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           30,979,613
--------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           97,672,667
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $98,558,540
============================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE GLOBAL EQUITY FUND

YEAR ENDED OCT. 31,                                                                   2005              2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                   $    885,873      $   (598,332)
Net realized gain (loss) on investments                                             66,693,054        42,447,414
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               30,979,613        11,386,564
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                     98,558,540        53,235,646
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                       (2,338,575)          (95,223)
      Class C                                                                           (2,880)               --
      Class Y                                                                          (38,052)           (2,413)
------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 (2,379,507)          (97,636)
------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Proceeds from sales
   Class A shares (Note 2)                                                         104,040,955        46,610,187
   Class B shares                                                                   24,780,371         7,409,628
   Class C shares                                                                    1,498,251           260,184
   Class Y shares                                                                    1,968,825         1,305,145
Reinvestment of distributions at net asset value
   Class A shares                                                                    2,297,175            93,330
   Class C shares                                                                        2,823                --
   Class Y shares                                                                       38,052             2,413
Payments for redemptions
   Class A shares                                                                  (99,120,333)      (88,638,536)
   Class B shares (Note 2)                                                         (47,049,861)      (57,159,405)
   Class C shares (Note 2)                                                            (408,707)         (378,214)
   Class Y shares                                                                   (1,162,458)       (2,804,270)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                  (13,114,907)      (93,299,538)
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             83,064,126       (40,161,528)
Net assets at beginning of year                                                    473,666,537       513,828,065
------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                         $556,730,663      $473,666,537
==================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE GLOBAL EQUITY FUND (FORMERLY AXP THREADNEEDLE GLOBAL EQUITY FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-    Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

INVESTMENT IN WORLD GROWTH PORTFOLIO

The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies around the world that are positioned to meet market needs in a changing world economy.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2005 was 99.99%.

The Fund's Board approved the withdrawal of the Fund's assets from the Portfolio. As of Nov. 8, 2005, the Fund invests directly in and manages its own portfolio of securities rather than investing in the Portfolio.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $239,162 and accumulated net realized loss has been increased by $239,162.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                             2005             2004
-----------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                        $2,338,575         $95,223
      Long-term capital gain                                         --              --

CLASS B
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

CLASS C
Distributions paid from:
      Ordinary income                                             2,880              --
      Long-term capital gain                                         --              --

CLASS Y
Distributions paid from:
      Ordinary income                                            38,052           2.413
      Long-term capital gain                                         --              --

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                             $   1,276,992
Accumulated long-term gain (loss)                                         $(565,449,466)
Unrealized appreciation (depreciation)                                    $  70,491,437

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $689,672 for Class A, $87,985 for Class B and $405 for Class C for the year ended Oct. 31, 2005.

During the year ended Oct. 31, 2005, the Fund's transfer agency fees were reduced by $21,787 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      YEAR ENDED OCT. 31, 2005
                                            CLASS A      CLASS B     CLASS C     CLASS Y
-------------------------------------------------------------------------------------------
Sold                                      17,716,088    4,520,559     276,626     343,576
Issued for reinvested distributions          417,668           --         544       6,869
Redeemed                                 (17,262,949)  (8,504,166)    (75,366)   (199,031)
-------------------------------------------------------------------------------------------
Net increase (decrease)                      870,807   (3,983,607)    201,804     151,414
-------------------------------------------------------------------------------------------

                                                      YEAR ENDED OCT. 31, 2004
                                            CLASS A      CLASS B     CLASS C     CLASS Y
-------------------------------------------------------------------------------------------
Sold                                       9,625,192     1,590,230     55,798     264,315
Issued for reinvested distributions           19,608            --         --         504
Redeemed                                 (18,107,612)  (12,478,367)   (81,146)   (572,441)
-------------------------------------------------------------------------------------------
Net increase (decrease)                   (8,462,812)  (10,888,137)   (25,348)   (307,622)
-------------------------------------------------------------------------------------------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $565,449,466 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

                       2009                 2010                2011
                   $391,304,630         $143,634,885         $30,509,951

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004        2003        2002         2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 5.16       $ 4.62      $ 3.92     $  4.69      $  8.74
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .02           --         .01          --          .02
Net gains (losses) (both realized and unrealized)                       1.08          .54         .69        (.77)       (2.71)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.10          .54         .70        (.77)       (2.69)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                   (.03)          --          --          --         (.02)
Distributions from realized gains                                         --           --          --          --        (1.34)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.03)          --          --          --        (1.36)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.23       $ 5.16      $ 4.62     $  3.92      $  4.69
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $  446       $  364      $  366     $   406      $   714
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.57%        1.41%       1.50%       1.39%        1.18%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .33%         .07%        .26%        .01%         .39%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 93%         104%        132%        123%         218%
--------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        21.48%       11.72%      17.86%     (16.42%)     (34.83%)
--------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004         2003         2002         2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 4.87       $ 4.40       $ 3.76      $  4.53      $  8.53
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.02)        (.03)        (.03)        (.04)        (.02)
Net gains (losses) (both realized and unrealized)                       1.03          .50          .67         (.73)       (2.64)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.01          .47          .64         (.77)       (2.66)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                         --           --           --           --        (1.34)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 5.88       $ 4.87       $ 4.40      $  3.76      $  4.53
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $  102       $  104       $  142      $   173      $   309
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        2.34%        2.18%        2.27%        2.16%        1.95%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.41%)       (.66%)       (.52%)       (.77%)       (.38%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 93%         104%         132%         123%         218%
----------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        20.74%       10.68%       17.02%      (17.00%)     (35.38%)
----------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004        2003        2002         2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 4.85       $ 4.38      $ 3.75     $  4.52      $  8.54
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.02)        (.02)       (.03)       (.04)        (.02)
Net gains (losses) (both realized and unrealized)                       1.03          .49         .66        (.73)       (2.64)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.01          .47         .63        (.77)       (2.66)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                   (.01)          --          --          --         (.02)
Distributions from realized gains                                         --           --          --          --        (1.34)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.01)          --          --          --        (1.36)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 5.85       $ 4.85      $ 4.38     $  3.75      $  4.52
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $    2       $    1      $    1     $     1      $     1
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        2.33%        2.19%       2.29%       2.19%        1.95%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.53%)       (.69%)      (.52%)      (.78%)       (.42%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 93%         104%        132%        123%         218%
--------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        20.89%       10.73%      16.80%     (17.04%)     (35.37%)
--------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004        2003        2002         2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 5.20       $ 4.65      $ 3.94     $  4.70      $  8.76
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04          .01         .02         .01          .04
Net gains (losses) (both realized and unrealized)                       1.09          .54         .69        (.77)       (2.73)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.13          .55         .71        (.76)       (2.69)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                   (.04)          --          --          --         (.03)
Distributions from realized gains                                         --           --          --          --        (1.34)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.04)          --          --          --        (1.37)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.29       $ 5.20      $ 4.65     $  3.94      $  4.70
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $    6       $    4      $    5     $     8      $    12
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.38%        1.23%       1.30%       1.21%        1.01%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .49%         .25%        .43%        .18%         .55%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 93%         104%        132%        123%         218%
--------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        21.90%       11.88%      18.02%     (16.17%)     (34.78%)
--------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Global Equity Fund (a series of AXP Global Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Equity Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

December 20, 2005

--------------------------------------------------------------------------------
37 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE GLOBAL EQUITY FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                        100%
   Dividends Received Deduction for corporations                    100%

PAYABLE DATE                                                  PER SHARE
Dec. 20, 2004                                                  $0.03371

CLASS C
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                        100%
   Dividends Received Deduction for corporations                    100%

PAYABLE DATE                                                  PER SHARE
Dec. 20, 2004                                                  $0.01158

CLASS Y
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                       100%
   Dividends Received Deduction for corporations                   100%

PAYABLE DATE                                                  PER SHARE
Dec. 20, 2004                                                  $0.04276

--------------------------------------------------------------------------------
38 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

                                                 BEGINNING        ENDING         EXPENSES
                                               ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                                MAY 1, 2005    OCT. 31, 2005   THE PERIOD(a)   EXPENSE RATIO
Class A
  Actual(b)                                       $1,000         $1,134.80       $ 8.60(c)         1.59%
  Hypothetical (5% return before expenses)        $1,000         $1,017.28       $ 8.13(c)         1.59%

Class B
  Actual(b)                                       $1,000         $1,130.80       $12.74(c)         2.36%
  Hypothetical (5% return before expenses)        $1,000         $1,013.38       $12.04(c)         2.36%

Class C
  Actual(b)                                       $1,000         $1,131.50       $12.69(c)         2.35%
  Hypothetical (5% return before expenses)        $1,000         $1,013.43       $11.99(c)         2.35%

Class Y
  Actual(b)                                       $1,000         $1,135.40       $ 7.58(c)         1.40%
  Hypothetical (5% return before expenses)        $1,000         $1,018.25       $ 7.16(c)         1.40%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +13.48% for Class A, +13.08% for Class B, +13.15% for Class C and +13.54% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $8.71 for Class A, $12.85 for Class B, $12.80 for Class C and $7.68 for Class Y; the hypothetical expenses paid would have been $8.23 for Class A, $12.14 for Class B, $12.09 for Class C and $7.26 for Class Y.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                              Board member since 1999     Chair, Board Services
901 S. Marquette Ave.                                                    Corporation (provides
Minneapolis, MN 55402                                                    administrative services
Age 71                                                                   to boards); former
                                                                         Governor of Minnesota

Philip J. Carroll, Jr.*                      Board member since 2002     Retired Chairman and       Scottish Power PLC,
901 S. Marquette Ave.                                                    CEO, Fluor Corporation     Vulcan Materials
Minneapolis, MN 55402                                                    (engineering and           Company, Inc.
Age 67                                                                   construction)              (construction
                                                                                                    materials/chemicals)

Patricia M. Flynn                            Board member since 2004     Trustee Professor of
901 S. Marquette Ave.                                                    Economics and
Minneapolis, MN 55402                                                    Management, Bentley
Age 54                                                                   College; former Dean,
                                                                         McCallum Graduate School
                                                                         of Business, Bentley
                                                                         College

Anne P. Jones                                Board member since 1985     Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                              Board member since 2005     Former Managing            American Progressive
901 S. Marquette Ave.                                                    Director, Shikiar Asset    Insurance
Minneapolis, MN 55402                                                    Management
Age 70

Stephen R. Lewis, Jr.                        Board member since 2002     President Emeritus and     Valmont Industries, Inc.
901 S. Marquette Ave.                                                    Professor of Economics,    (manufactures irrigation
Minneapolis, MN 55402                                                    Carleton College           systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia                       Board member since 2004     Director, Enterprise       Strategic Distribution,
901 S. Marquette Ave.                                                    Asset Management, Inc.     Inc. (transportation,
Minneapolis, MN 55402                                                    (private real estate and   distribution and
Age 53                                                                   asset management company)  logistics consultants)

Alan K. Simpson                              Board member since 1997     Former three-term United
1201 Sunshine Ave.                                                       States Senator for
Cody, WY 82414                                                           Wyoming
Age 74

Alison Taunton-Rigby                         Board member since 2002     Chief Executive Officer,   Hybridon, Inc.
901 S. Marquette Ave.                                                    RiboNovix, Inc. since      (biotechnology); American
Minneapolis, MN 55402                                                    2003 (biotechnology);      Healthways, Inc. (health
Age 61                                                                   former President,          management programs)
                                                                         Forester Biotech

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                          Board member since          President - U.S. Asset
53600 Ameriprise Financial Center            2001, Vice President        Management and Chief
Minneapolis, MN 55474                        since 2002                  Investment Officer,
Age 45                                                                   Ameriprise Financial,
                                                                         Inc. and President,
                                                                         Chairman of the Board
                                                                         and Chief Investment
                                                                         Officer, RiverSource
                                                                         Investments, LLC since
                                                                         2005; Senior Vice
                                                                         President - Chief
                                                                         Investment Officer,
                                                                         Ameriprise Financial,
                                                                         Inc. and Chairman of the
                                                                         Board and Chief
                                                                         Investment Officer,
                                                                         RiverSource Investments,
                                                                         LLC, 2001-2005; former
                                                                         Chief Investment Officer
                                                                         and Managing Director,
                                                                         Zurich Scudder
                                                                         Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                                        POSITION HELD
ADDRESS,                                     WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                          LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                               Treasurer since 2002        Vice President -
105 Ameriprise Financial Center                                          Investment Accounting,
Minneapolis, MN 55474                                                    Ameriprise Financial,
Age 50                                                                   Inc., since 2002; Vice
                                                                         President - Finance,
                                                                         American Express
                                                                         Company, 2000-2002;
                                                                         Vice President -
                                                                         Corporate Controller,
                                                                         Ameriprise Financial,
                                                                         Inc., 1996-2000

Paula R. Meyer                               President since 2002        Senior Vice President -
596 Ameriprise Financial Center                                          Mutual Funds, Ameriprise
Minneapolis, MN 55474                                                    Financial, Inc., since
Age 51                                                                   2002 and Senior Vice
                                                                         President, RiverSource
                                                                         Investments, LLC since
                                                                         2004; Vice President
                                                                         and Managing Director
                                                                         - American Express
                                                                         Funds, Ameriprise
                                                                         Financial, Inc.,
                                                                         2000-2002; Vice President,
                                                                         Ameriprise Financial,
                                                                         Inc., 1998-2000

Leslie L. Ogg                                Vice President, General     President of Board
901 S. Marquette Ave.                        Counsel, and Secretary      Services Corporation
Minneapolis, MN 55402                        since 1978
Age 67

Beth E. Weimer                               Chief Compliance Officer    Vice President and Chief
172 Ameriprise Financial Center              since 2004                  Compliance Officer,
Minneapolis, MN 55474                                                    Ameriprise Financial,
Age 52                                                                   Inc., since 2001 and
                                                                         Chief Compliance
                                                                         Officer, RiverSource
                                                                         Investments, LLC since
                                                                         2005; Vice President
                                                                         and Chief Compliance
                                                                         Officer - Asset
                                                                         Management and
                                                                         Insurance, Ameriprise
                                                                         Financial Services,
                                                                         Inc., since 2001;
                                                                         Partner, Arthur Andersen
                                                                         Regulatory Risk
                                                                         Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

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44 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
47 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

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48 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE GLOBAL EQUITY FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6334 Z (12/05)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
GLOBAL TECHNOLOGY FUND


ANNUAL REPORT FOR THE
PERIOD ENDED OCT. 31, 2005


> RIVERSOURCE GLOBAL TECHNOLOGY FUND (FORMERLY AXP(R) GLOBAL TECHNOLOGY FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  5
The Fund's Long-term Performance                                              10
Investments in Securities                                                     12
Financial Statements (Portfolio)                                              15
Notes to Financial Statements (Portfolio)                                     18
Report of Independent Registered Public Accounting Firm (Portfolio)           23
Financial Statements (Fund)                                                   24
Notes to Financial Statements (Fund)                                          27
Report of Independent Registered Public Accounting Firm (Fund)                35
Fund Expenses Example                                                         36
Board Members and Officers                                                    38
Approval of Investment Management Services Agreement                          41
Proxy Voting                                                                  45

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

   American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

   * As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER            SINCE                  YEARS IN INDUSTRY
Nina Hughes                  6/02                          7

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class

A: 11/13/96 B: 11/13/96 C: 6/26/00 I: 7/15/04 Y: 11/13/96

Ticker symbols by class

A: AXIAX   B: INVBX   C: AXICX   I: --   Y: --

Total net assets             $169.6 million

Number of holdings                       68

[CHART]

STYLE MATRIX

                         STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           / /          /X/
MEDIUM       / /           / /          /X/
SMALL        / /           / /          /X/

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

Information Technology           85.2%
Telecommunication Services        8.7%
Consumer Discretionary            3.8%
Short-Term Securities*            2.3%

* Of the 2.3%,0.8% is due to security lending activity and 1.5% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

EMC (Computers & Peripherals)                        4.5%
Nokia ADR (Communications Equipment)                 4.4
Google Cl A (Internet Software & Services)           4.0
Sprint Nextel
(Diversified Telecommunication Services)             3.9
Oracle (Software)                                    3.5
Samsung Electronics (Semiconductors &
Semiconductor Equipment)                             3.4
Yahoo! (Internet Software & Services)                3.3
Intel (Semiconductors & Semiconductor Equipment)     3.2
Broadcom Cl A (Semiconductors &
Semiconductor Equipment)                             3.2
Microsoft (Software)                                 2.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

The RiverSource Global Technology Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource Global Technology Fund Class A (excluding sales charge)       +8.74%
Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index (unmanaged)   +6.20%
Lipper Science and Technology Funds Index                                 +9.10%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                           CLASS A               CLASS B               CLASS C          CLASS I    CLASS Y
                         (11/13/96)             (11/13/96)            (6/26/00)        (7/15/04) (11/13/96)
                                                        AFTER                 AFTER
(INCEPTION DATES)     NAV(1)     POP(2)     NAV(1)     CDSC(3)    NAV(1)     CDSC(4)    NAV(5)     NAV(6)
AT OCT. 31, 2005
1 year                 +8.74%     +2.47%     +8.75%     +3.75%     +8.07%     +7.07%     +9.84%     +9.29%
3 years               +24.55%    +22.11%    +23.67%    +22.79%    +23.67%    +23.67%       N/A     +24.76%
5 years               -17.67%    -18.64%    -18.27%    -18.59%    -18.27%    -18.27%       N/A     -17.55%
Since inception        +3.99%     +3.31%     +3.22%     +3.22%    -18.06%    -18.06%    +13.80%     +4.05%

AT SEPT. 30, 2005
1 year                +20.83%    +13.92%    +19.59%    +14.59%    +19.59%    +18.59%    +21.30%    +20.71%
3 years               +34.73%    +32.08%    +33.74%    +32.99%    +33.74%    +33.74%       N/A     +34.95%
5 years               -19.02%    -19.98%    -19.67%    -19.99%    -19.63%    -19.63%       N/A     -18.89%
Since inception        +4.27%     +3.57%     +3.45%     +3.45%    -18.06%    -18.06%    +16.72%     +4.32%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER NINA HUGHES DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE FISCAL YEAR ENDED OCT. 31, 2005.

Q: HOW DID RIVERSOURCE GLOBAL TECHNOLOGY FUND PERFORM FOR THE 12 MONTHS ENDED OCT. 31, 2005?

A: RiverSource Global Technology Fund's Class A shares advanced 8.74% (excluding sales charge) for the 12 months ended Oct. 31, 2005. This outpaced the Fund's benchmark, the unmanaged Goldman Sachs Technology Index(R) Composite Index (GSTI(R) Composite Index), which rose 6.20%. The Fund underperformed its peer group, represented by the Lipper Science and Technology Funds Index, which rose 9.10% over the same period.

Q:   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE DURING THE FISCAL
     YEAR?

A: Global equity markets delivered strong returns over the course of the past year, although technology, in general, was not one of the best performing sectors. The Fund successfully navigated this market environment. Effective positioning in the semiconductor industry was largely responsible for the Fund's outperformance of its benchmark.

     At the start of the fiscal period, there was widespread skepticism about the outlook for semiconductors, particularly due to high inventory levels in late 2004. We believed the negative sentiment was excessive and that inventory issues would be resolved. In addition, we thought semiconductor companies could benefit from steady economic growth and from expansion opportunities in areas such as high definition TVs, multi-media and wireless components. We established significant positions in semiconductor companies where we thought the balance of reward and risk was very compelling. In our view, any good news for the economy or the industry was likely to make this positioning particularly effective and, in fact, a larger-than-benchmark allocation to semiconductors was the largest contributor to the Fund's relative performance.

     The Fund's positioning in the internet software and services group was less effective. We had de-emphasized service stocks, which performed very well during the period. Although we were not betting against the services group, we thought there were other technology areas that held more promise for the Fund.

     Stock selection in the computers and peripherals group also detracted from relative performance primarily due to a significant holding in Lexmark International, a printing and paper company that failed to execute its business model in this period.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> EFFECTIVE POSITIONING IN THE SEMICONDUCTOR INDUSTRY WAS LARGELY RESPONSIBLE FOR THE FUND'S OUTPERFORMANCE OF ITS BENCHMARK.

     In terms of individual holdings, Macromedia, a software firm that provides multi-media for the internet, was the largest positive contributor on an absolute and relative basis. Other investors were avoiding this stock because they feared that a near-term product line transition would negatively impact earnings. However, we had done a great deal of research on this company and were aware that Macromedia was expanding into cell phones in Asia. We believed this foreign exposure would offset any transition-related weakness in the company's domestic earnings. As a result, we built a sizeable position at an attractive valuation. In April 2005, Adobe announced its intent to acquire Macromedia and thus we benefited from our positioning even sooner than anticipated.

     Broadcom, a semiconductor stock, also had a positive impact on absolute performance. This company develops semiconductor chips for many of the growth drivers in the technology sector. They produce chips used for Voice over Internet Protocols, broadband, Bluetooth technology and cell phones. The company has broad product space, but the stock was at an attractive price level following a reduction in management's earnings guidance. We established a meaningful position because we did not think the company was in a weak position, but rather that expectations just had to be reset. During the period, the Fund benefited from this decision.

     A third major contributor to absolute return was internet search engine Google. When Google initially went public last year, there was some

--------------------------------------------------------------------------------
6 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- WE BELIEVE THERE ARE STILL SOME GREAT GROWTH DRIVERS IN THE TECHNOLOGY INDUSTRY. IN PARTICULAR, WE THINK CONSUMERS WILL ULTIMATELY BE A MAJOR DRIVER OF GROWTH.

     skepticism as to whether the company and management team could function successfully as a public company. However, they have been proving themselves and are incorporating other growth drivers into their business model. The company delivered both top line and bottom line growth and, as a result, the stock has performed extremely well.

     Conversely, network provider Cisco Systems was one of the most significant individual detractors for the period. We took a position in the stock, believing that for a large cap company with a great management team, it was at an attractive valuation. The company subsequently reduced its earnings guidance. Although Cisco's top line growth appears to be fairly steady, we haven't seen any growth coming back to the networking industry, so we reduced the portfolio's position.

     We have already mentioned Lexmark International, a provider of printing products and supplies for laser jets and other types of printers, which was another key detractor. The stock of this company traded at an attractive valuation and we anticipated that earnings would be stable, but not accelerate. However, Lexmark's earnings are highly dependent on top line growth and when that growth fell just a little bit short, the company was forced to sharply cut its earnings estimate. We chose to eliminate the stock because there has been some deceleration in the printing industry as people shift from printing photos at home to sending them out. We don't see evidence that Lexmark is adapting its business model to the changing environment, so we foresee no growth potential and, therefore, think the Fund can benefit more from other growth opportunities.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     Internet auction company eBay was another detractor. We like eBay's story, we consider their business model dynamic and are impressed with eBay's expansion beyond person to person trading into other areas such as selling cars. However, eBay missed its earnings estimate in the middle of the year and the stock was hit hard. We trimmed the portfolio's position at that time and in retrospect, that was an inopportune time to sell. The stock has since advanced as eBay has continued to execute effectively and its business model remains intact.

Q:   WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: We have reduced the portfolio's semiconductor position, moving from a larger-than-benchmark allocation to a more neutral weighting. Instead we have placed more emphasis on software and internet stocks, while remaining underweight in service-related stocks. Semiconductors advanced sharply this past year and valuations are no longer as attractive to us. For the industry to repeat its recent strong performance, we believe consumers would need to spend significantly in the upcoming months and we are somewhat concerned that spending might be more restrained, given high oil prices and a softening housing market. We aren't negative on semiconductors, but we don't want to be over-allocated to this group.

     Regarding the portfolio's increased software emphasis, we found software valuations very attractive following the industry's traditional summer weakness. In addition, we wanted to be positioned to benefit from increasing merger and acquisition activity in the software arena.

     During the period, we began building a position in telecommunications company Sprint Nextel because we believe synergies related to Sprint's merger with Nextel haven't been fully realized yet. In general, we see opportunities in telecommunications services and we consider Sprint Nextel one of the better companies within that group.

     We sold a substantial portion of our holdings of Dell, which had been one of the largest positions in the Fund. We had continued to see evidence that Dell was not executing as well as it had in the past and was facing greater competition from IBM and Hewlett-Packard.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:   HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: We believe there are still some great growth drivers in the technology industry. In particular, we think consumers will ultimately be a major driver of growth. Cell phones are using more technology and offer more multi-media capabilities. In addition, other consumer devices such as the iPod and digital TVs have more semi-conductor content in them. Sales of digital TVs have been accelerating and with the cost of LCD monitors decreasing we are beginning to see increased volume of units being sold. These are excellent drivers for technology. However, we are watching these areas closely because, as we mentioned above, we are somewhat wary of consumer spending patterns. Although we have not seen any evidence that consumer spending is declining, external pressures such as high oil prices and weaker housing prices indicate that we should be careful. Consequently, we have pared back consumer-focused positions. Within the semi-conductor group, we have begun shifting to less expensive semiconductor stocks, but we continue to see growth longer term because semiconductor use is so widespread in diverse products such as cars and cell phones.

     The U.S. economy seems to be on track for further improvement, although the improvement may be slow. We think corporate enterprise spending remains pretty stable. Such spending is usually quite strong in the fourth quarter and we see no evidence this won't be the case in the final quarter of 2005.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Technology Fund Class A shares (from 12/1/96 to 10/31/05)* as compared to the performance of two widely cited performance indices, the Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index and the Lipper Science and Technology Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Nov. 13, 1996. GSTI Composite Index and Lipper peer group data is from Dec. 1, 1996.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                              CLASS A
                        --------------------------------------------------
                                  SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED       INCOME   CAPITAL GAINS    CAPITAL GAINS     TOTAL
Oct. 31, 2005             $--        $--               $--            $--
Oct. 31, 2004              --         --                --             --
Oct. 31, 2003              --         --                --             --
Oct. 31, 2002              --         --                --             --
Oct. 31, 2001              --         --                --             --

--------------------------------------------------------------------------------
10 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL TECHNOLOGY FUND

                                       12/1/96    10/97    10/98    10/99    10/00    10/01    10/02    10/03    10/04    10/05
RIVERSOURCE GLOBAL TECHNOLOGY FUND
CLASS A (INCLUDES SALES CHARGE)        $ 9,425   $ 9,932  $10,198  $21,245  $35,390  $10,766  $ 6,931  $11,574  $12,315  $13,391
GOLDMAN SACHS TECHNOLOGY INDEX(R)
(GSTI(R)) COMPOSITE INDEX(1)           $10,000   $12,358  $15,565  $27,861  $33,687  $14,752  $10,092  $15,091  $14,747  $15,661
LIPPER SCIENCE AND TECHNOLOGY
FUNDS INDEX(2)                         $10,000   $1,1218  $12,057  $23,440  $31,637  $13,177  $ 8,829  $13,191  $12,784  $13,948

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2005

                                                                                                              SINCE
                                                                  1 YEAR       3 YEARS      5 YEARS        INCEPTION(3)
RIVERSOURCE GLOBAL TECHNOLOGY FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                              $10,247      $18,208      $ 3,565          $13,391
         Average annual total return                                +2.47%      +22.11%      -18.64%           +3.31%

GOLDMAN SACHS TECHNOLOGY INDEX(R) (GSTI(R)) COMPOSITE INDEX(1)
         Cumulative value of $10,000                              $10,620      $15,512      $ 4,647          $15,661
         Average annual total return                                +6.20%      +15.76%      -14.21%           +5.15%

LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(2)
         Cumulative value of $10,000                              $10,910      $15,799      $ 4,408          $13,948
         Average annual total return                                +9.10%      +16.47%      -15.11%           +3.80%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index (GSTI Composite Index), an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Nov. 13, 1996. GSTI Composite Index and Lipper peer group data is from Dec. 1, 1996.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

WORLD TECHNOLOGIES PORTFOLIO

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                              SHARES               VALUE(a)
COMMON STOCKS (98.9%)

COMMUNICATIONS EQUIPMENT (8.5%)
Alcatel ADR                                                           140,175(b),(c)  $ 1,645,655
Cisco Systems                                                         150,268(b)        2,622,177
Corning                                                               133,005(b)        2,672,070
Nokia ADR                                                             445,478(c)        7,492,940
                                                                                    -------------
Total                                                                                  14,432,842
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (10.3%)
Dell                                                                   88,500(b)        2,821,380
EMC                                                                   558,991(b)        7,803,514
Hewlett-Packard                                                       112,714           3,160,501
Intl Business Machines                                                 44,518           3,645,134
                                                                                    -------------
Total                                                                                  17,430,529
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.8%)
ALLTEL                                                                 20,126           1,244,994
Cogent Communications Group                                           203,500(b),(d)    1,068,375
SBC Communications                                                    136,430           3,253,856
Sprint Nextel                                                         286,490           6,679,034
Telewest Global                                                        40,540(b),(c)      924,717
                                                                                    -------------
Total                                                                                  13,170,976
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.7%)
Celestica                                                             108,086(b),(c)    1,033,302
Flextronics Intl                                                      172,670(b),(c)    1,604,104
Hon Hai Precision Industry                                            393,000(c)        1,702,637
Spatialight                                                           170,900(b),(d)      758,796
Vishay Intertechnology                                                109,450(b)        1,241,163
                                                                                    -------------
Total                                                                                   6,340,002
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.2%)
eBay                                                                   49,500(b)        1,960,200
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (12.4%)
CNET Networks                                                         129,771(b)        1,763,588
Google Cl A                                                            18,437(b)        6,861,145
Interwoven                                                             50,737(b)          476,928
Loudeye                                                             2,368,485(b)        1,728,994
MatrixOne                                                             198,108(b)          998,464
VeriSign                                                              146,666(b)        3,465,718
Yahoo!                                                                153,625(b)        5,679,516
                                                                                    -------------
Total                                                                                  20,974,353
-------------------------------------------------------------------------------------------------

IT SERVICES (6.1%)
Affiliated Computer Services Cl A                                      23,647(b)      $ 1,279,539
Cognizant Technology Solutions Cl A                                    51,670(b)        2,272,447
Ness Technologies                                                     278,810(b),(c)    2,534,383
Paychex                                                                45,965           1,781,603
Satyam Computer Services ADR                                           56,481(c)        1,930,521
Telvent GIT                                                            60,000(b),(c)      609,000
                                                                                    -------------
Total                                                                                  10,407,493
-------------------------------------------------------------------------------------------------

MEDIA (1.7%)
Comcast Cl A                                                           41,900(b)        1,166,077
NTL                                                                    28,565(b)        1,751,606
                                                                                    -------------
Total                                                                                   2,917,683
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (26.2%)
Analog Devices                                                         52,420           1,823,168
ATI Technologies                                                      182,164(b),(c)    2,632,270
Atmel                                                                 609,681(b)        1,499,815
Broadcom Cl A                                                         130,045(b)        5,521,710
Credence Systems                                                      196,219(b)        1,510,886
Fairchild Semiconductor Intl                                           83,117(b)        1,280,002
Freescale Semiconductor Cl A                                          112,935(b)        2,675,430
Integrated Device Technology                                           84,135(b)          831,254
Intel                                                                 235,450           5,533,074
Maxim Integrated Products                                              91,200           3,162,816
MEMC Electronic Materials                                             123,654(b)        2,218,353
Micron Technology                                                     165,294(b)        2,147,169
Samsung Electronics                                                    10,860(c)        5,801,599
Taiwan Semiconductor Mfg ADR                                          225,539(c)        1,822,355
Texas Instruments                                                     168,405           4,807,963
Xilinx                                                                 52,450           1,256,178
                                                                                    -------------
Total                                                                                  44,524,042
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

ISSUER                                                                SHARES                 VALUE(a)
COMMON STOCKS (CONTINUED)

SOFTWARE (19.0%)
Compuware                                                             221,514(b)          $  1,792,048
Electronic Arts                                                        22,033(b)             1,253,237
i2 Technologies                                                        43,785(b),(d)           535,053
Macromedia                                                             59,200(b)             2,600,064
Mercury Interactive                                                    94,896(b)             3,301,432
Microsoft                                                             187,416                4,816,591
Open Solutions                                                         64,100(b)             1,372,381
OPNET Technologies                                                    100,000(b)               833,000
Oracle                                                                472,880(b)             5,996,118
SAP ADR                                                                28,970(c)             1,243,972
Symantec                                                              153,350(b)             3,657,398
Taleo Cl A                                                             61,650(b)               712,058
TIBCO Software                                                        359,541(b)             2,728,916
Wind River Systems                                                    103,763(b)             1,359,295
                                                                                          ------------
Total                                                                                       32,201,563
------------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Circuit City Stores                                                    93,704                1,666,994
------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
O2                                                                    481,189(c)             1,752,777
------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $158,184,260)                                                                      $167,779,454
------------------------------------------------------------------------------------------------------

OTHER (--%)
UBI Soft Entertainment Warrants                                         5,712(b),(c),(g)  $     68,110
------------------------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $19,674)                                                                           $     68,110
------------------------------------------------------------------------------------------------------

                                                                   AMOUNT
                                                   EFFECTIVE     PAYABLE AT
ISSUER                                               YIELD        MATURITY                   VALUE(a)
SHORT-TERM SECURITY (2.3%)(e)

COMMERCIAL PAPER
CRC Funding LLC
   11-01-05                                          4.04%       $3,900,000(f)            $  3,899,562
------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $3,900,000)                                                                        $  3,899,562
------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $162,103,934)(h)                                                                   $171,747,126
======================================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2005, the value of foreign securities represented 19.3% of net assets.

(d) At Oct. 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 4 to the financial statements. 1.5% of net assets is the Portfolio's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $3,899,562 or 2.3% of net assets.

(g)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2005, is as follows:

                                                  ACQUISITION
      SECURITY                                       DATE                                 COST
      ----------------------------------------------------------------------------------------
      UBI Soft Entertainment Warrants               12-02-03                          $19,674

(h) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $165,032,999 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                                      $13,793,587
      Unrealized depreciation                                                       (7,079,460)
      ----------------------------------------------------------------------------------------
      Net unrealized appreciation                                                  $ 6,714,127
      ----------------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

WORLD TECHNOLOGIES PORTFOLIO

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $162,103,934)                                             $171,747,126
Foreign currency holdings (identified cost $2,579) (Note 1)                          2,588
Dividends and accrued interest receivable                                           56,405
Receivable for investment securities sold                                        3,083,682
------------------------------------------------------------------------------------------
Total assets                                                                   174,889,801
------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                  134,855
Payable for investment securities purchased                                      3,605,027
Payable upon return of securities loaned (Note 4)                                1,426,000
Accrued investment management services fee                                           9,874
Other accrued expenses                                                              32,765
------------------------------------------------------------------------------------------
Total liabilities                                                                5,208,521
------------------------------------------------------------------------------------------
Net assets                                                                    $169,681,280
==========================================================================================
* Including securities on loan, at value (Note 4)                             $  1,304,724
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

WORLD TECHNOLOGIES PORTFOLIO

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                      $ 1,379,608
Interest                                                                           139,266
Fee income from securities lending (Note 4)                                         97,842
   Less foreign taxes withheld                                                     (53,351)
------------------------------------------------------------------------------------------
Total income                                                                     1,563,365
------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               1,574,791
Compensation of board members                                                       10,251
Custodian fees                                                                      36,035
Audit fees                                                                          25,500
Other                                                                                9,546
------------------------------------------------------------------------------------------
Total expenses                                                                   1,656,123
   Earnings credits on cash balances (Note 2)                                       (3,218)
------------------------------------------------------------------------------------------
Total net expenses                                                               1,652,905
------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    (89,540)
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               22,841,219
   Foreign currency transactions                                                     8,654
------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         22,849,873
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (4,849,352)
------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           18,000,521
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $17,910,981
==========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

WORLD TECHNOLOGIES PORTFOLIO

YEAR ENDED OCT. 31,                                                               2005             2004
OPERATIONS
Investment income (loss) -- net                                               $    (89,540)     $ (1,343,295)
Net realized gain (loss) on investments                                         22,849,873        14,444,467
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (4,849,352)           53,902
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 17,910,981        13,155,074
------------------------------------------------------------------------------------------------------------
Proceeds from contributions                                                        440,388         8,830,768
Fair value of withdrawals                                                      (58,572,339)      (26,055,794)
------------------------------------------------------------------------------------------------------------
Net contributions (withdrawals) from partners                                  (58,131,951)      (17,225,026)
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (40,220,970)       (4,069,952)
Net assets at beginning of year                                                209,902,250       213,972,202
------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $169,681,280      $209,902,250
============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

WORLD TECHNOLOGIES PORTFOLIO

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests in equity securities of companies in the information technology industry throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

ILLIQUID SECURITIES

At Oct. 31, 2005, investments in securities included issues that are illiquid which the Fund currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2005 was $68,110 representing 0.04% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings were entirely comprised of Taiwan dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.72% to 0.595% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the RiverSource Global Technology Fund to the Lipper Science and Technology Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $197,924 for the year ended Oct. 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Oct. 31, 2005, the Portfolio's custodian fees were reduced by $3,218 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $212,701,258 and $265,752,024, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2005, securities valued at $1,304,724 were on loan to brokers. For collateral, the Portfolio received $1,426,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $97,842 for the year ended Oct. 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

FISCAL PERIOD ENDED OCT. 31,                                           2005     2004    2003      2002      2001
RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average daily net assets(a)                       .87%     .87%     .84%      .77%       .75%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.05%)   (.61%)   (.37%)    (.51%)     (.11%)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              115%     349%     546%      391%       233%
-----------------------------------------------------------------------------------------------------------------
Total return(b)                                                       9.99%    6.91%   68.97%   (34.78%)   (69.21%)
-----------------------------------------------------------------------------------------------------------------

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.
(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Technologies Portfolio (a series of World Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005 and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Technologies Portfolio as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
23 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE GLOBAL TECHNOLOGY FUND

OCT. 31, 2005

ASSETS
Investment in Portfolio (Note 1)                                                                    $ 169,647,259
Capital shares receivable                                                                                   4,337
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                                          169,651,596
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Accrued distribution fee                                                                                    6,418
Accrued service fee                                                                                             3
Accrued transfer agency fee                                                                                 6,046
Accrued administrative services fee                                                                           821
Other accrued expenses                                                                                     61,815
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                          75,103
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                  $ 169,576,493
=================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                            $     887,682
Additional paid-in capital                                                                            548,045,202
Accumulated net realized gain (loss) (Note 5)                                                        (388,997,886)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   9,641,495
-----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                            $ 169,576,493
=================================================================================================================
Net assets applicable to outstanding shares:              Class A                                   $ 119,620,235
                                                          Class B                                   $  46,433,081
                                                          Class C                                   $   3,185,209
                                                          Class I                                   $      11,844
                                                          Class Y                                   $     326,124
Net asset value per share of outstanding capital stock:   Class A shares               60,027,181   $        1.99
                                                          Class B shares               26,742,918   $        1.74
                                                          Class C shares                1,829,272   $        1.74
                                                          Class I shares                    5,882   $        2.01
                                                          Class Y shares                  162,930   $        2.00

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE GLOBAL TECHNOLOGY FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                      $ 1,379,370
Interest                                                                           139,245
Fee income from securities lending                                                  97,822
   Less foreign taxes withheld                                                     (53,342)
------------------------------------------------------------------------------------------
Total income                                                                     1,563,095
------------------------------------------------------------------------------------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                1,652,626
Distribution fee
   Class A                                                                         332,148
   Class B                                                                         541,521
   Class C                                                                          36,342
Transfer agency fee                                                                801,039
Incremental transfer agency fee
   Class A                                                                          58,206
   Class B                                                                          41,984
   Class C                                                                           2,189
Service fee -- Class Y                                                                 353
Administrative services fees and expenses                                          112,326
Compensation of board members                                                        9,468
Printing and postage                                                               137,155
Registration fees                                                                   49,203
Audit fees                                                                           8,500
Other                                                                                8,783
------------------------------------------------------------------------------------------
Total expenses                                                                   3,791,843
   Earnings credits on cash balances (Note 2)                                       (8,334)
------------------------------------------------------------------------------------------
Total net expenses                                                               3,783,509
------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 (2,220,414)
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                                        22,837,736
   Foreign currency transactions                                                     8,654
------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         22,846,390
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (4,848,983)
------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           17,997,407
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $15,776,993
==========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE GLOBAL TECHNOLOGY FUND

YEAR ENDED OCT. 31,                                                                2005              2004
OPERATIONS
Investment income (loss) -- net                                                $ (2,220,414)     $ (3,788,715)
Net realized gain (loss) on investments                                          22,846,390        14,442,457
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (4,848,983)           53,737
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  15,776,993        10,707,479
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Proceeds from sales
   Class A shares (Note 2)                                                       14,032,284        32,538,914
   Class B shares                                                                 4,198,752         8,831,756
   Class C shares                                                                   365,934         1,113,196
   Class I shares                                                                        --            10,000
   Class Y shares                                                                   144,798           361,012
Payments for redemptions
   Class A shares                                                               (51,747,616)      (39,802,082)
   Class B shares (Note 2)                                                      (21,314,709)      (16,473,859)
   Class C shares (Note 2)                                                       (1,409,826)       (1,305,583)
   Class Y shares                                                                  (256,391)         (191,700)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               (55,986,774)      (14,918,346)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (40,209,781)       (4,210,867)
Net assets at beginning of year                                                 209,786,274       213,997,141
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                      $169,576,493      $209,786,274
=============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE GLOBAL TECHNOLOGY FUND (FORMERLY AXP GLOBAL TECHNOLOGY FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Global Technology Fund (a series of AXP Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-    Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

INVESTMENT IN WORLD TECHNOLOGIES PORTFOLIO

The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Portfolio. The Portfolio invests in equity securities of companies in the information technology industry throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2005 was 99.98%.

The Fund's Board approved the withdrawal of the Fund's assets from the Portfolio. As of Dec. 6, 2005, the Fund invests directly in and manages its own portfolio of securities rather than investing in the Portfolio.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,220,414 and accumulated net realized loss has been increased by $8,654 resulting in a net reclassification adjustment to decrease paid-in capital by $2,211,760.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                                 2005           2004
----------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                               $--             $--
      Long-term capital gain                                         --              --

CLASS B
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

CLASS C
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

CLASS I*
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

CLASS Y
Distributions paid from:
      Ordinary income                                                --              --
      Long-term capital gain                                         --              --

* Inception date is July 15, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                             $          --
Accumulated long-term gain (loss)                                         $(386,068,821)
Unrealized appreciation (depreciation)                                    $   6,712,430

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50
-  Class B $20.50
-  Class C $20.00
-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $228,669 for Class A, $99,646 for Class B and $455 for Class C for the year ended Oct. 31, 2005.

The Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.82% for Class A, 2.59% for Class B, 2.59% for Class C, 1.13% for Class I and 1.63% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Oct. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.82% for Class A, 2.59% for Class B, 2.59% for Class C, 1.13% for Class I and 1.63% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2005, the Fund's transfer agency fees were reduced by $8,334 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                        YEAR ENDED OCT. 31, 2005
                                                  CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
------------------------------------------------------------------------------------------------------------------------
Sold                                               7,304,774      2,511,332        218,828             --         76,170
Issued for reinvested distributions                       --             --             --             --             --
Redeemed                                         (27,230,471)   (12,759,119)      (847,115)            --       (138,673)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          (19,925,697)   (10,247,787)      (628,287)            --        (62,503)
------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED OCT. 31, 2004
                                                  CLASS A        CLASS B        CLASS C        CLASS I*       CLASS Y
------------------------------------------------------------------------------------------------------------------------
Sold                                              18,015,801      5,496,488        686,163          5,882        199,393
Issued for reinvested distributions                       --             --             --             --             --
Redeemed                                         (22,398,814)   (10,688,097)      (844,370)            --       (106,886)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (4,383,013)    (5,191,609)      (158,207)         5,882         92,507
------------------------------------------------------------------------------------------------------------------------

* Inception date is July 15, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $386,068,821 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

                               2009                      2010
                           $304,769,594               $81,299,227

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                        2005       2004       2003        2002      2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $1.83     $ 1.72     $ 1.03     $  1.60    $  5.26
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)      (.03)      (.02)       (.03)      (.02)
Net gains (losses) (both realized and unrealized)                     .18        .14        .71        (.54)     (3.64)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .16        .11        .69        (.57)     (3.66)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $1.99     $ 1.83     $ 1.72     $  1.03    $  1.60
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $ 120     $ 146      $  145     $    81    $   146
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     1.75%      1.74%      1.94%       1.91%      1.63%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.92%)    (1.48%)    (1.47%)     (1.65%)     (.99%)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             115%       349%       546%        391%       233%
----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      8.74%      6.40%     66.99%     (35.62%)   (69.58%)
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                        2005       2004       2003        2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $ 1.60     $ 1.53     $  .92     $  1.44    $  4.77
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)      (.04)      (.03)       (.04)      (.04)
Net gains (losses) (both realized and unrealized)                     .17        .11        .64        (.48)     (3.29)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .14        .07        .61        (.52)     (3.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.74     $ 1.60     $ 1.53     $   .92    $  1.44
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $   46     $   59     $   64     $    38    $    67
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     2.53%      2.52%      2.75%       2.71%      2.42%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.71%)    (2.26%)    (2.27%)     (2.45%)    (1.78%)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             115%       349%       546%        391%       233%
----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      8.75%      4.58%     66.30%     (36.11%)   (69.81%)
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                        2005       2004       2003        2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $ 1.61     $ 1.53     $  .92     $  1.44    $  4.77
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)      (.04)      (.03)       (.04)      (.04)
Net gains (losses) (both realized and unrealized)                     .16        .12        .64        (.48)     (3.29)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .13        .08        .61        (.52)     (3.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.74     $ 1.61     $ 1.53     $   .92    $  1.44
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    3     $    4     $    4     $     2    $     4
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     2.52%      2.49%      2.72%       2.69%      2.42%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.69%)    (2.23%)    (2.26%)     (2.39%)    (1.84%)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             115%       349%       546%        391%       233%
----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      8.07%      5.23%     66.30%     (36.11%)   (69.81%)
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                        2005      2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $1.83      $1.70
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)      (.02)
Net gains (losses) (both realized and unrealized)                     .19        .15
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .18        .13
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $2.01      $1.83
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  --      $  --
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.04%      1.03%(d)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.21%)     (.73%)(d)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             115%       349%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                      9.84%      7.65%(f)
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                        2005       2004       2003        2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $1.83     $ 1.72     $ 1.03     $  1.60    $  5.25
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)      (.02)      (.02)       (.03)      (.02)
Net gains (losses) (both realized and unrealized)                     .19        .13        .71        (.54)     (3.63)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .17        .11        .69        (.57)     (3.65)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $2.00     $ 1.83     $ 1.72     $  1.03    $  1.60
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  --     $   --     $   --     $    --    $    --
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     1.54%      1.55%      1.69%       1.72%      1.49%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.73%)    (1.28%)    (1.25%)     (1.61%)     (.89%)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             115%       349%       546%        391%       233%
----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      9.29%      6.40%     66.99%     (35.63%)   (69.52%)
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Global Technology Fund (a series of AXP Global Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Technology Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
35 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

                                                         BEGINNING         ENDING          EXPENSES
                                                       ACCOUNT VALUE   ACCOUNT VALUE      PAID DURING      ANNUALIZED
                                                        MAY 1, 2005    OCT. 31, 2005     THE PERIOD(a)    EXPENSE RATIO
Class A
  Actual(b)                                               $1,000         $1,137.10         $ 9.42(c)          1.74%
  Hypothetical (5% return before expenses)                $1,000         $1,016.52         $ 8.89(c)          1.74%

Class B
  Actual(b)                                               $1,000         $1,137.30         $13.65(c)          2.52%
  Hypothetical (5% return before expenses)                $1,000         $1,012.57         $12.85(c)          2.52%

Class C
  Actual(b)                                               $1,000         $1,129.90         $13.49(c)          2.50%
  Hypothetical (5% return before expenses)                $1,000         $1,012.67         $12.75(c)          2.50%

Class I
  Actual(b)                                               $1,000         $1,142.00         $ 5.48(c)          1.01%
  Hypothetical (5% return before expenses)                $1,000         $1,020.22         $ 5.17(c)          1.01%

Class Y
  Actual(b)                                               $1,000         $1,136.40         $ 8.18(c)          1.51%
  Hypothetical (5% return before expenses)                $1,000         $1,017.69         $ 7.72(c)          1.51%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +13.71% for Class A, +13.73% for Class B, +12.99% for Class C, +14.20% for Class I and +13.64% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses before giving effect to any performance incentive adjustment, will not exceed 1.82% for Class A; 2.59% for Class B; 2.59% for Class C; 1.13% for Class I; and 1.63% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented above.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5_ Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND        PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE    DURING PAST FIVE YEARS      DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Arne H. Carlson                      Board member         Chair, Board Services
901 S. Marquette Ave.                since 1999           Corporation (provides
Minneapolis, MN 55402                                     administrative services
Age 71                                                    to boards); former
                                                          Governor of Minnesota

Philip J. Carroll, Jr.*              Board member         Retired Chairman and        Scottish Power PLC,
901 S. Marquette Ave.                since 2002           CEO, Fluor Corporation      Vulcan Materials
Minneapolis, MN 55402                                     (engineering and            Company, Inc.
Age 67                                                    construction)               (construction
                                                                                      materials/chemicals)
Patricia M. Flynn                    Board member         Trustee Professor of
901 S. Marquette Ave.                since 2004           Economics and
Minneapolis, MN 55402                                     Management, Bentley
Age 54                                                    College; former Dean,
                                                          McCallum Graduate School
                                                          of Business, Bentley
                                                          College

Anne P. Jones                        Board member         Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                      Board member         Former Managing             American Progressive
901 S. Marquette Ave.                since 2005           Director, Shikiar Asset     Insurance
Minneapolis, MN 55402                                     Management
Age 70

Stephen R. Lewis, Jr.                Board member         President Emeritus and      Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002           Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                     Carleton College            systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND        PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE    DURING PAST FIVE YEARS      DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Catherine James Paglia               Board member         Director, Enterprise        Strategic Distribution,
901 S. Marquette Ave.                since 2004           Asset Management, Inc.      Inc. (transportation,
Minneapolis, MN 55402                                     (private real estate and    distribution and logistics
Age 53                                                    asset management company)   consultants)

Alan K. Simpson                      Board member         Former three-term United
1201 Sunshine Ave.                   since 1997           States Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby                 Board member         Chief Executive Officer,    Hybridon, Inc.
901 S. Marquette Ave.                since 2002           RiboNovix, Inc. since 2003  (biotechnology) and
Minneapolis, MN 55402                                     (biotechnology); former     American Healthways, Inc.
Age 61                                                    President, Forester         (health management
                                                          Biotech                     programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND        PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE    DURING PAST FIVE YEARS      DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
William F. Truscott                  Board member         President - U.S. Asset
53600 Ameriprise Financial Center    since 2001,          Management and Chief
Minneapolis, MN 55474                Vice President       Investment Officer,
Age 45                               since 2002           Ameriprise Financial, Inc.
                                                          and President, Chairman of
                                                          the Board and Chief
                                                          Investment Officer,
                                                          RiverSource Investments,
                                                          LLC since 2005; Senior
                                                          Vice President - Chief
                                                          Investment Officer,
                                                          Ameriprise Financial, Inc.
                                                          and Chairman of the Board
                                                          and Chief Investment
                                                          Officer, RiverSource
                                                          Investments, LLC,
                                                          2001-2005; former Chief
                                                          Investment Officer and
                                                          Managing Director, Zurich
                                                          Scudder Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND        PRINCIPAL OCCUPATION        OTHER
AGE                                  LENGTH OF SERVICE    DURING PAST FIVE YEARS      DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer            Vice President -
105 Ameriprise Financial Center      since 2002           Investment Accounting,
Minneapolis, MN 55474                                     Ameriprise Financial,
Age 50                                                    Inc., since 2002; Vice
                                                          President - Finance,
                                                          American Express Company,
                                                          2000-2002; Vice President
                                                          - Corporate Controller,
                                                          Ameriprise Financial,
                                                          Inc., 1996-2000

Paula R. Meyer                       President            Senior Vice President -
596 Ameriprise Financial Center      since 2002           Mutual Funds, Ameriprise
Minneapolis, MN 55474                                     Financial, Inc., since
Age 51                                                    2002 and Senior Vice
                                                          President, RiverSource
                                                          Investments, LLC since
                                                          2004; Vice President and
                                                          Managing Director -
                                                          American Express Funds,
                                                          Ameriprise Financial,
                                                          Inc., 2000-2002; Vice
                                                          President, Ameriprise
                                                          Financial, Inc., 1998-2000

Leslie L. Ogg                        Vice President,      President of Board
901 S. Marquette Ave.                General Counsel,     Services Corporation
Minneapolis, MN 55402                and Secretary
Age 67                               since 1978

Beth E. Weimer                       Chief Compliance     Vice President and Chief
172 Ameriprise Financial Center      Officer since 2004   Compliance Officer,
Minneapolis, MN 55474                                     Ameriprise Financial,
Age 52                                                    Inc., since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource Investments,
                                                          LLC since 2005; Vice
                                                          President and Chief
                                                          Compliance Officer - Asset
                                                          Management and Insurance,
                                                          Ameriprise Financial
                                                          Services, Inc., since
                                                          2001; Partner, Arthur
                                                          Andersen Regulatory Risk
                                                          Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
41 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

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42 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to,

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43 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT
and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

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44 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6395 K (12/05)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Global Series, Inc. were as follows:

                        2005 - $55,550;                       2004 - $51,512

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and a 2003 private equity security review for AXP Global Series, Inc. were as follows:

                        2005 - $400;                          2004 - $354

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for AXP Global Series, Inc. were as follows:

                        2005 - $15,118;                       2004 - $12,883

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for AXP Global Series, Inc. were as follows:

                        2005 - $1,190;                        2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - $103,308;                      2004 - $139,783

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.


*2004 represents bills paid 11/1/03 - 10/31/04
 2005 represents bills paid 11/1/04 - 10/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP GLOBAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 3, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 3, 2006